As filed with the Securities and Exchange Commission on July 8, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Teresa M. Nilsen
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2024

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)
SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY CORNERSTONE GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Go Paperless with eDelivery	26
Board Approval of Investment Advisory Agreement	27

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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2

LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	37.37%	52.55%	17.67%	10.68%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	37.56%	53.04%	18.05%	11.01%
Russell 2000® Index	19.66%	13.32%	5.83%	7.22%
S&P 500® Index	20.98%	22.66%	13.19%	12.41%

Expense ratios: 1.33% (Investor Class); 1.02% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index is a subset of the Russell 3000® Index that measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 7% of the total market capitalization of the Russell 3000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Oscar Health, Inc., Class A	2.35%
LendingTree, Inc.	2.30%
Tutor Perini Corp.	2.26%
IES Holdings, Inc.	2.21%
Tenet Healthcare Corp.	2.14%
Stride, Inc.	2.11%
Liberty Energy, Inc.	2.09%
Dell Technologies, Inc., Class C	2.07%
Sprouts Farmers Market, Inc.	2.06%
Universal Technical Institute, Inc.	2.06%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 95.06%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.72%
Live Nation Entertainment, Inc. (a)	67,800	$6,028,098	1.72%

Consumer Discretionary – 21.45%
American Eagle Outfitters, Inc.	266,600	6,467,716	1.84%
Dave & Buster’s Entertainment, Inc. (a)	108,400	5,788,560	1.65%
Dream Finders Homes, Inc., Class A (a)	162,900	5,782,950	1.65%
Groupon, Inc. (a)	591,600	6,838,896	1.95%
Guess?, Inc.	223,100	5,974,618	1.70%
PVH Corp.	55,580	6,047,104	1.72%
Stellantis NV	247,400	5,517,020	1.57%
Stride, Inc. (a)	110,900	7,402,575	2.11%
The Gap, Inc.	277,300	5,690,196	1.62%
Toll Brothers, Inc.	54,600	6,503,406	1.85%
Universal Technical Institute, Inc. (a)	477,500	7,267,550	2.06%
Urban Outfitters, Inc. (a)	155,700	6,066,072	1.73%
		75,346,663	21.45%

Consumer Staples – 2.06%
Sprouts Farmers Market, Inc. (a)	109,800	7,250,094	2.06%

Energy – 5.87%
Liberty Energy, Inc.	333,200	7,330,400	2.09%
TechnipFMC PLC	274,100	7,022,442	1.99%
Ultrapar Participacoes SA – ADR	1,252,000	6,285,040	1.79%
		20,637,882	5.87%

Financials – 12.28%
Assurant, Inc.	37,300	6,505,120	1.85%
LendingTree, Inc. (a)	167,600	8,090,052	2.30%
Mercury General Corp.	132,900	6,945,354	1.98%
Oscar Health, Inc., Class A (a)	475,600	8,261,172	2.35%
SiriusPoint Ltd. (a)	547,805	6,453,143	1.84%
The Allstate Corp.	40,500	6,887,430	1.96%
		43,142,271	12.28%

Health Care – 10.14%
Amneal Pharmaceuticals, Inc. (a)	1,154,700	6,985,935	1.99%
Brookdale Senior Living, Inc. (a)	1,036,500	7,037,835	2.00%
DAVITA, Inc. (a)	50,700	7,047,807	2.00%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care (Continued)
Tenet Healthcare Corp. (a)	66,900	$7,512,201	2.14%
Teva Pharmaceutical Industries Ltd. – ADR (a)	502,200	7,055,910	2.01%
		35,639,688	10.14%

Industrials – 30.77%
American Woodmark Corp. (a)	69,900	6,436,392	1.83%
AZZ, Inc.	90,900	6,511,167	1.85%
Blue Bird Corp. (a)	182,000	5,997,810	1.71%
Cimpress PLC (a)	76,300	6,506,101	1.85%
EMCOR Group, Inc.	19,700	7,036,249	2.00%
Greenbrier Cos., Inc.	136,400	6,736,796	1.92%
Griffon Corp.	96,800	6,342,336	1.81%
IES Holdings, Inc. (a)	57,100	7,715,352	2.21%
Interface, Inc.	420,900	6,435,561	1.83%
JELD-WEN Holding, Inc. (a)	329,800	6,760,900	1.92%
Masterbrand, Inc. (a)	380,100	6,336,267	1.80%
Moog, Inc., Class A	44,500	7,078,615	2.01%
Quanex Building Products Corp.	190,418	6,325,686	1.80%
REV Group, Inc.	318,600	6,964,596	1.98%
Tutor Perini Corp. (a)	477,081	7,933,857	2.26%
VSE Corp.	89,346	6,975,242	1.99%
		108,092,927	30.77%

Information Technology – 7.34%
Celestica, Inc. (a)	153,800	6,664,154	1.90%
Dell Technologies, Inc., Class C	58,400	7,278,976	2.07%
SMART Global Holdings, Inc. (a)	334,700	6,114,969	1.74%
Turtle Beach Corp. (a)	406,900	5,737,290	1.63%
		25,795,389	7.34%

Materials – 1.88%
Koppers Holdings, Inc.	128,900	6,609,992	1.88%

Real Estate – 1.55%
Forestar Group, Inc. (a)	175,500	5,438,745	1.55%

Total Common Stocks
(Cost $343,424,845)		333,981,749	95.06%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 3.81%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.81%
First American Government Obligations Fund – Class X, 5.227% (b)	13,380,673	$13,380,673	3.81%

Total Short-Term Investments
(Cost $13,380,673)		13,380,673	3.81%

Total Investments
(Cost $356,805,518) – 98.87%		347,362,422	98.87%
Other Assets in Excess of Liabilities – 1.13%		3,969,813	1.13%

TOTAL NET ASSETS – 100.00%		$351,332,235	100.00%

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$6,028,098	$—	$—	$6,028,098
Consumer Discretionary	75,346,663	—	—	75,346,663
Consumer Staples	7,250,094	—	—	7,250,094
Energy	20,637,882	—	—	20,637,882
Financials	43,142,271	—	—	43,142,271
Health Care	35,639,688	—	—	35,639,688
Industrials	108,092,927	—	—	108,092,927
Information Technology	25,795,389	—	—	25,795,389
Materials	6,609,992	—	—	6,609,992
Real Estate	5,438,745	—	—	5,438,745
Total Common Stocks	$333,981,749	$—	$—	$333,981,749
Short-Term Investments
Money Market Funds	$13,380,673	$—	$—	$13,380,673
Total Short-Term Investments	$13,380,673	$—	$—	$13,380,673
Total Investments	$347,362,422	$—	$—	$347,362,422

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $356,805,518)	$347,362,422
Dividends and interest receivable	1,015,038
Receivable for fund shares sold	4,116,366
Prepaid expenses and other assets	34,517
Total assets	352,528,343

LIABILITIES:
Payable for fund shares redeemed	835,738
Payable to advisor	208,306
Payable to administrator	49,689
Payable to auditor	11,280
Accrued distribution fees	35,773
Accrued service fees	21,182
Accrued trustees fees	5,042
Accrued expenses and other payables	29,098
Total liabilities	1,196,108
NET ASSETS	$351,332,235

NET ASSETS CONSISTS OF:
Capital stock	$278,473,988
Total distributable earnings	72,858,247
Total net assets	$351,332,235

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$261,016,728
Shares issued and outstanding	8,006,860
Net asset value, offering price, and redemption price per share	$32.60

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$90,315,507
Shares issued and outstanding	2,652,209
Net asset value, offering price, and redemption price per share	$34.05

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$2,036,384
Interest income	188,236
Total investment income	2,224,620

EXPENSES:
Investment advisory fees (See Note 5)	855,427
Sub-transfer agent expenses – Investor Class (See Note 5)	128,258
Sub-transfer agent expenses – Institutional Class (See Note 5)	18,533
Distribution fees – Investor Class (See Note 5)	141,552
Administration, accounting, custody, and transfer agent fees (See Note 5)	109,021
Service fees – Investor Class (See Note 5)	94,368
Federal and state registration fees	17,354
Trustees’ fees and expenses	12,018
Audit fees	11,284
Compliance expense (See Note 5)	9,574
Reports to shareholders	8,384
Legal fees	1,926
Other expenses	16,752
Total expenses	1,424,451
NET INVESTMENT INCOME	$800,169

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$87,213,572
Net change in unrealized appreciation/depreciation on investments	(27,745,202)
Net gain on investments	59,468,370
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,268,539

(1)	Net of foreign taxes withheld and issuance fees of $61,294.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$800,169	$1,626,833
Net realized gain (loss) on investments	87,213,572	(4,138,289)
Net change in unrealized
appreciation/depreciation on investments	(27,745,202)	5,434,239
Net increase in net assets resulting from operations	60,268,539	2,922,783

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(606,782)	(5,391,788)
Distributable earnings – Institutional Class	(167,283)	(694,551)
Total distributions	(774,065)	(6,086,339)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	83,067,795	11,362,449
Proceeds from shares subscribed – Institutional Class	68,456,484	9,926,784
Dividends reinvested – Investor Class	578,789	5,220,465
Dividends reinvested – Institutional Class	152,444	627,346
Cost of shares redeemed – Investor Class	(15,197,536)	(26,505,700)
Cost of shares redeemed – Institutional Class	(8,895,723)	(6,562,918)
Net increase (decrease) in net assets
derived from capital share transactions	128,162,253	(5,931,574)
TOTAL INCREASE (DECREASE) IN NET ASSETS	187,656,727	(9,095,130)

NET ASSETS:
Beginning of period	163,675,508	172,770,638
End of period	$351,332,235	$163,675,508

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,570,345	465,038
Shares sold – Institutional Class	2,041,631	400,968
Shares issued to holders as reinvestment
of dividends – Investor Class	20,835	227,645
Shares issued to holders as reinvestment
of dividends – Institutional Class	5,260	26,210
Shares redeemed – Investor Class	(519,523)	(1,164,869)
Shares redeemed – Institutional Class	(290,808)	(266,969)
Net increase (decrease) in shares outstanding	3,827,740	(311,977)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$23.82

Income from investment operations:
Net investment income (loss)(1)	0.09
Net realized and unrealized gains (losses) on investments	8.79
Total from investment operations	8.88

Less distributions:
Dividends from net investment income	(0.10)
Dividends from net realized gains	—
Total distributions	(0.10)
Net asset value, end of period	$32.60

TOTAL RETURN	37.37	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$261.02
Ratio of expenses to average net assets	1.29	%(3)
Ratio of net investment income (loss) to average net assets	0.60	%(3)
Portfolio turnover rate(4)	139	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$24.07	$29.83	$19.91	$19.15	$22.17

0.22	0.26	(0.14)	(0.08)	(0.01)
0.35	0.62	10.06	0.84	(1.19)
0.57	0.88	9.92	0.76	(1.20)

(0.27)	—	—	—	—
(0.55)	(6.64)	—	—	(1.82)
(0.82)	(6.64)	—	—	(1.82)
$23.82	$24.07	$29.83	$19.91	$19.15

2.54%	2.51%	49.82%	3.97%	-5.19%

$141.36	$154.25	$151.96	$110.96	$125.10
1.33%	1.33%	1.34%	1.36%	1.34%
0.95%	1.10%	(0.51)%	(0.45)%	(0.07)%
90%	102%	98%	98%	95%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$24.91

Income from investment operations:
Net investment income (loss)(1)	0.17
Net realized and unrealized gains (losses) on investments	9.15
Total from investment operations	9.32

Less distributions:
Dividends from net investment income	(0.18)
Dividends from net realized gains	—
Total distributions	(0.18)
Net asset value, end of period	$34.05

TOTAL RETURN	37.56	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$90.32
Ratio of expenses to average net assets:	0.99	%(3)
Ratio of net investment income (loss) to average net assets:	1.08	%(3)
Portfolio turnover rate(4)	139	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$25.17	$31.09	$20.68	$19.83	$22.88

0.29	0.34	(0.05)	(0.03)	0.05
0.38	0.67	10.46	0.88	(1.22)
0.67	1.01	10.41	0.85	(1.17)

(0.35)	—	—	—	—
(0.58)	(6.93)	—	—	(1.88)
(0.93)	(6.93)	—	—	(1.88)
$24.91	$25.17	$31.09	$20.68	$19.83

2.85%	2.84%	50.34%	4.29%	-4.86%

$22.32	$18.52	$15.78	$11.65	$14.62
1.02%	1.01%	1.01%	1.05%	1.01%
1.18%	1.38%	(0.17)%	(0.14)%	0.27%
90%	102%	98%	98%	95%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued

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NOTES TO THE FINANCIAL STATEMENTS

at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a

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security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $431,553,261 and $316,093,438, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain

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general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$146,542,218
Gross tax unrealized appreciation	$28,373,689
Gross tax unrealized depreciation	(10,813,980)
Net tax unrealized appreciation/(depreciation)	$17,559,709
Undistributed ordinary income	$462,915
Undistributed long-term capital gains	—
Total distributable earnings	$462,915
Other accumulated gain/(loss)	$(4,658,851)
Total accumulated gain/(loss)	$13,363,773

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2023, the Fund had $1,907,296 in unlimited long-term and $2,751,555 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$774,065	$2,073,376
Long-term capital gains	—	4,012,963
Total distributions	$774,065	$6,086,339

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,373.70	$7.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.47

Institutional Class
Actual	$1,000.00	$1,375.60	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$4.97

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Go Paperless with eDelivery	26
Board Approval of Investment Advisory Agreements	27

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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2

LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	12.43%	8.10%	6.09%	8.00%
Hennessy Focus Fund –
Institutional Class (HFCIX)	12.65%	8.52%	6.48%	8.40%
Russell 3000® Index	21.09%	22.30%	12.43%	11.81%
Russell Midcap® Growth Index	24.49%	20.70%	9.52%	10.85%

Expense ratios: 1.50% (Investor Class); 1.13% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 3000® Index comprises the 3,000 largest U.S. companies based on market capitalization, representing approximately 96% of the investable U.S. equity market. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index that measures the performance of the mid-cap growth segment of the U.S. equity market. The Russell Midcap® Growth Index comprises those companies in the Russell Midcap® Index with relatively higher price-to-book ratios, higher forecasted growth values, and higher sales per share historical growth. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Ashtead Group PLC	7.58%
Markel Group, Inc.	7.51%
Brookfield Corp.	7.44%
O’Reilly Automotive, Inc.	6.84%
Aon PLC, Class A	6.22%
Encore Capital Group, Inc.	6.19%
CarMax, Inc.	6.13%
Applied Materials, Inc.	5.94%
American Tower Corp., Class A	5.94%
CDW Corp.	5.62%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 92.47%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 8.71%
AST SpaceMobile, Inc. (a)	2,982,567	$6,591,473	1.07%
Cogent Communications Holdings, Inc.	492,488	31,607,880	5.11%
Shenandoah Telecommunications Co.	796,737	10,214,168	1.65%
Warner Music Group Corp., Class A	165,601	5,464,833	0.88%
		53,878,354	8.71%

Consumer Discretionary – 23.49%
CarMax, Inc. (a)	557,049	37,862,621	6.13%
Floor & Decor Holdings, Inc., Class A (a)	62,000	6,840,460	1.11%
Hilton Worldwide Holdings, Inc.	95,481	18,836,492	3.05%
NVR, Inc. (a)	2,660	19,787,341	3.20%
O’Reilly Automotive, Inc. (a)	41,739	42,292,458	6.84%
Restoration Hardware Holdings, Inc. (a)	79,151	19,554,255	3.16%
		145,173,627	23.49%

Financials – 30.28%
Aon PLC, Class A	136,427	38,473,778	6.22%
Brookfield Asset Management Ltd.	455,853	17,409,026	2.82%
Brookfield Corp.	1,145,672	45,964,361	7.44%
Brookfield Reinsurance Ltd.	15,721	631,513	0.10%
Encore Capital Group, Inc. (a)	930,669	38,241,189	6.19%
Markel Group, Inc. (a)	31,845	46,442,748	7.51%
		187,162,615	30.28%

Health Care – 3.19%
Danaher Corp.	80,007	19,731,326	3.19%

Industrials – 14.10%
American Woodmark Corp. (a)	205,724	18,943,066	3.06%
Ashtead Group PLC	641,544	46,831,774	7.58%
TransDigm Group, Inc.	17,119	21,365,025	3.46%
		87,139,865	14.10%

Information Technology – 11.56%
Applied Materials, Inc.	184,865	36,723,432	5.94%
CDW Corp.	143,625	34,737,143	5.62%
		71,460,575	11.56%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Real Estate – 1.14%
Altus Group Ltd.	191,795	$7,038,451	1.14%

Total Common Stocks
(Cost $281,680,950)		571,584,813	92.47%

REITS – 5.94%

Real Estate – 5.94%
American Tower Corp., Class A	213,982	36,710,752	5.94%

Total REITS
(Cost $164,766)		36,710,752	5.94%

SHORT-TERM INVESTMENTS – 1.65%

Money Market Funds – 1.65%
First American Government Obligations Fund – Class X, 5.227% (b)	10,172,218	10,172,218	1.65%

Total Short-Term Investments
(Cost $10,172,218)		10,172,218	1.65%

Total Investments
(Cost $292,017,934) – 100.06%		618,467,783	100.06%
Liabilities in Excess of Other Assets – (0.06)%		(340,043)	(0.06)%

TOTAL NET ASSETS – 100.00%		$618,127,740	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$53,878,354	$—	$—	$53,878,354
Consumer Discretionary	145,173,627	—	—	145,173,627
Financials	187,162,615	—	—	187,162,615
Health Care	19,731,326	—	—	19,731,326
Industrials	87,139,865	—	—	87,139,865
Information Technology	71,460,575	—	—	71,460,575
Real Estate	7,038,451	—	—	7,038,451
Total Common Stocks	$571,584,813	$—	$—	$571,584,813
REITS
Real Estate	$36,710,752	$—	$—	$36,710,752
Total REITS	$36,710,752	$—	$—	$36,710,752
Short-Term Investments
Money Market Funds	$10,172,218	$—	$—	$10,172,218
Total Short-Term Investments	$10,172,218	$—	$—	$10,172,218
Total Investments	$618,467,783	$—	$—	$618,467,783

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $292,017,934)	$618,467,783
Dividends and interest receivable	130,642
Receivable for fund shares sold	822,458
Prepaid expenses and other assets	45,864
Total assets	619,466,747

LIABILITIES:
Payable for fund shares redeemed	514,114
Payable to advisor	475,261
Payable to administrator	115,807
Payable to auditor	11,283
Accrued distribution fees	67,188
Accrued service fees	28,792
Accrued trustees fees	6,052
Accrued expenses and other payables	120,510
Total liabilities	1,339,007
NET ASSETS	$618,127,740

NET ASSETS CONSISTS OF:
Capital stock	$237,545,261
Total distributable earnings	380,582,479
Total net assets	$618,127,740

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$336,650,824
Shares issued and outstanding	8,184,289
Net asset value, offering price, and redemption price per share	$41.13

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$281,476,916
Shares issued and outstanding	6,521,682
Net asset value, offering price, and redemption price per share	$43.16

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,865,860
Interest income	305,966
Total investment income	2,171,826

EXPENSES:
Investment advisory fees (See Note 5)	2,869,062
Sub-transfer agent expenses – Investor Class (See Note 5)	381,652
Sub-transfer agent expenses – Institutional Class (See Note 5)	111,522
Administration, accounting, custody, and transfer agent fees (See Note 5)	288,094
Distribution fees – Investor Class (See Note 5)	277,449
Service fees – Investor Class (See Note 5)	184,966
Federal and state registration fees	24,884
Reports to shareholders	21,880
Trustees’ fees and expenses	16,010
Audit fees	11,284
Compliance expense (See Note 5)	9,574
Legal fees	7,266
Other expenses	62,660
Total expenses	4,266,303
NET INVESTMENT LOSS	$(2,094,477)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$58,629,676
Net change in unrealized appreciation/depreciation on investments	15,276,484
Net gain on investments	73,906,160
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,811,683

(1)	Net of foreign taxes withheld of $78,164.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment loss	$(2,094,477)	$(2,967,717)
Net realized gain on investments	58,629,676	155,366,048
Net change in unrealized
appreciation/depreciation on investments	15,276,484	(118,570,475)
Net increase in net assets resulting from operations	71,811,683	33,827,856

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(79,757,816)	(55,979,529)
Distributable earnings – Institutional Class	(49,294,820)	(38,238,761)
Total distributions	(129,052,636)	(94,218,290)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,487,666	5,238,833
Proceeds from shares subscribed – Institutional Class	110,401,961	33,286,516
Dividends reinvested – Investor Class	77,544,027	54,418,112
Dividends reinvested – Institutional Class	44,780,386	35,095,377
Cost of shares redeemed – Investor Class	(67,519,933)	(97,262,475)
Cost of shares redeemed – Institutional Class	(64,984,119)	(139,348,625)
Net increase (decrease) in net assets derived
from capital share transactions	103,709,988	(108,572,262)
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,469,035	(168,962,696)

NET ASSETS:
Beginning of period	571,658,705	740,621,401
End of period	$618,127,740	$571,658,705

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	78,257	107,578
Shares sold – Institutional Class	2,417,287	655,626
Shares issued to holders as reinvestment
of dividends – Investor Class	1,909,481	1,168,021
Shares issued to holders as reinvestment
of dividends – Institutional Class	1,052,418	721,682
Shares redeemed – Investor Class	(1,543,484)	(1,980,392)
Shares redeemed – Institutional Class	(1,387,404)	(2,730,525)
Net increase (decrease) in shares outstanding	2,526,555	(2,058,010)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$46.14

Income from investment operations:
Net investment loss(1)	(0.17)
Net realized and unrealized gains (losses) on investments	5.77
Total from investment operations	5.60

Less distributions:
Dividends from net realized gains	(10.61)
Total distributions	(10.61)
Net asset value, end of period	$41.13

TOTAL RETURN	12.43	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$336.65
Ratio of expenses to average net assets	1.49	%(3)
Ratio of net investment loss to average net assets	(0.78	)%(3)
Portfolio turnover rate(4)	10	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$51.12	$80.48	$71.68	$85.11	$83.20

(0.29)	(0.56)	(0.63)	(0.66)	(0.52)
2.15	(16.93)	31.46	(4.21)	16.90
1.86	(17.49)	30.83	(4.87)	16.38

(6.84)	(11.87)	(22.03)	(8.56)	(14.47)
(6.84)	(11.87)	(22.03)	(8.56)	(14.47)
$46.14	$51.12	$80.48	$71.68	$85.11

3.52%	-25.55%	52.87%	-6.79%	24.16%

$357.13	$431.67	$709.40	$678.72	$1,213.20
1.50%	1.52%	1.49%	1.51%	1.47%
(0.58)%	(0.92)%	(0.88)%	(0.88)%	(0.67)%
12%	5%	4%	5%	2%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$48.32

Income from investment operations:
Net investment loss(1)	(0.11)
Net realized and unrealized gains (losses) on investments	6.07
Total from investment operations	5.96

Less distributions:
Dividends from net realized gains	(11.12)
Total distributions	(11.12)
Net asset value, end of period	$43.16

TOTAL RETURN	12.65	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$281.48
Ratio of expenses to average net assets	1.12	%(3)
Ratio of net investment loss to average net assets	(0.49	)%(3)
Portfolio turnover rate(4)	10	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$53.34	$83.66	$74.24	$87.83	$85.66

(0.11)	(0.34)	(0.37)	(0.39)	(0.25)
2.23	(17.63)	32.62	(4.36)	17.41
2.12	(17.97)	32.25	(4.75)	17.16

(7.14)	(12.35)	(22.83)	(8.84)	(14.99)
(7.14)	(12.35)	(22.83)	(8.84)	(14.99)
$48.32	$53.34	$83.66	$74.24	$87.83

3.90%	-25.27%	53.43%	-6.45%	24.59%

$214.53	$308.95	$498.51	$387.55	$586.25
1.13%	1.13%	1.12%	1.14%	1.12%
(0.22)%	(0.53)%	(0.50)%	(0.51)%	(0.32)%
12%	5%	4%	5%	2%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not

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advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

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NOTES TO THE FINANCIAL STATEMENTS

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would

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be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $63,364,077 and $90,076,498, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and

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NOTES TO THE FINANCIAL STATEMENTS

furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2024, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.29% of the daily net assets of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

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Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$261,126,172
Gross tax unrealized appreciation	$324,894,701
Gross tax unrealized depreciation	(13,721,336)
Net tax unrealized appreciation/(depreciation)	$311,173,365
Undistributed ordinary income	$—
Undistributed long-term capital gains	129,052,636
Total distributable earnings	$129,052,636
Other accumulated gain/(loss)	$(2,402,569)
Total accumulated gain/(loss)	$437,823,432

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2023, the Fund deferred, on a tax basis, a late-year ordinary loss of $2,402,569. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$—	$—
Long-term capital gains	129,052,636	94,218,290
Total distributions	$129,052,636	$94,218,290

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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24

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,124.30	$7.87
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47

Institutional Class
Actual	$1,000.00	$1,126.50	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.62

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.49% for Investor Class shares or 1.12% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and Broad Run Investment Management, LLC (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	Summaries of the advisory and sub-advisory agreements;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)	A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADV and the certifications submitted by the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor; and

(12)	The Sub-Advisor’s Code of Ethics.

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All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, as feasible, monitors incidents of abusive trading

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

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(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as a fund’s assets grow.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY CORNERSTONE MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Go Paperless with eDelivery	26
Board Approval of Investment Advisory Agreement	27

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Mid Cap 30 Fund –
Investor Class (HFMDX)	29.58%	40.18%	19.27%	11.50%
Hennessy Cornerstone
Mid Cap 30 Fund –
Institutional Class (HIMDX)	29.78%	40.66%	19.69%	11.88%
Russell Midcap® Index	22.00%	16.35%	9.06%	9.40%
S&P 500® Index	20.98%	22.66%	13.19%	12.41%

Expense ratios: 1.34% (Investor Class); 0.97% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index is a subset of the Russell 1000® Index that measures the performance of the mid-cap segment of the U.S. equity market. The Russell Midcap® Index comprises approximately 800 of the smallest securities in the Russell 1000® Index, representing approximately 27% of the total market capitalization of the Russell 1000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Abercrombie & Fitch Co., Class A	5.36%
Modine Manufacturing Co.	5.12%
The Gap, Inc.	4.90%
Comfort Systems USA, Inc.	4.57%
EMCOR Group, Inc.	4.28%
Sprouts Farmers Market, Inc.	3.89%
XPO, Inc.	3.58%
Parsons Corp.	3.56%
Sterling Infrastructure, Inc.	3.47%
Carpenter Technology Corp.	3.25%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 95.80%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.30%
Cinemark Holdings, Inc. (a)	1,325,400	$22,717,356	2.30%

Consumer Discretionary – 21.35%
Abercrombie & Fitch Co., Class A (a)	435,200	52,885,504	5.36%
Group 1 Automotive, Inc.	94,000	27,637,880	2.80%
Guess?, Inc.	1,167,100	31,254,938	3.17%
The Gap, Inc.	2,358,200	48,390,264	4.90%
Modine Manufacturing Co. (a)	546,100	50,585,243	5.12%
		210,753,829	21.35%

Consumer Staples – 7.08%
Coca-Cola Consolidated, Inc.	38,056	31,434,256	3.19%
Sprouts Farmers Market, Inc. (a)	582,000	38,429,460	3.89%
		69,863,716	7.08%

Energy – 20.30%
California Resources Corp.	442,100	23,369,406	2.37%
CONSOL Energy, Inc.	241,600	19,994,816	2.03%
EnLink Midstream LLC	2,053,400	28,172,648	2.85%
Liberty Energy, Inc.	1,368,900	30,115,800	3.05%
Oceaneering International, Inc. (a)	967,500	22,165,425	2.24%
Par Pacific Holdings, Inc. (a)	708,600	21,824,880	2.21%
PBF Energy, Inc., Class A	489,234	26,061,495	2.64%
Plains GP Holdings LP, Class A	1,578,300	28,740,843	2.91%
		200,445,313	20.30%

Financials – 0.95%
NCR Atleos Corp. (a)	470,850	9,384,041	0.95%

Industrials – 36.11%
Applied Industrial Technologies, Inc.	156,600	28,696,950	2.91%
Comfort Systems USA, Inc.	146,000	45,173,860	4.57%
EMCOR Group, Inc.	118,500	42,324,645	4.28%
Flowserve Corp.	632,000	29,805,120	3.02%
Fluor Corp. (a)	697,500	28,130,175	2.85%
MillerKnoll, Inc.	1,021,100	25,966,573	2.63%
MSC Industrial Direct Co., Inc., Class A	249,600	22,773,504	2.31%
Oshkosh Corp.	257,500	28,909,525	2.93%
Parsons Corp. (a)	447,900	35,164,629	3.56%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Sterling Infrastructure, Inc. (a)	337,200	$34,259,520	3.47%
XPO, Inc. (a)	328,600	35,311,356	3.58%
		356,515,857	36.11%

Information Technology – 4.46%
Kyndryl Holdings, Inc. (a)	1,628,300	32,012,378	3.24%
NCR Voyix Corp. (a)	978,000	11,980,500	1.22%
		43,992,878	4.46%

Materials – 3.25%
Carpenter Technology Corp.	374,400	32,086,080	3.25%

Total Common Stocks
(Cost $758,187,151)		945,759,070	95.80%

SHORT-TERM INVESTMENTS – 3.50%

Money Market Funds – 3.50%
First American Government Obligations Fund – Class X, 5.227% (b)	34,546,073	34,546,073	3.50%

Total Short-Term Investments
(Cost $34,546,073)		34,546,073	3.50%

Total Investments
(Cost $792,733,224) – 99.30%		980,305,143	99.30%
Other Assets in Excess of Liabilities – 0.70%		6,890,327	0.70%

TOTAL NET ASSETS – 100.00%		$987,195,470	100.00%

Percentages are stated as a percent of net assets.

(a)   Non-income producing security.
(b)   The rate listed is the fund’s seven-day yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$22,717,356	$—	$—	$22,717,356
Consumer Discretionary	210,753,829	—	—	210,753,829
Consumer Staples	69,863,716	—	—	69,863,716
Energy	200,445,313	—	—	200,445,313
Financials	9,384,041	—	—	9,384,041
Industrials	356,515,857	—	—	356,515,857
Information Technology	43,992,878	—	—	43,992,878
Materials	32,086,080	—	—	32,086,080
Total Common Stocks	$945,759,070	$—	$—	$945,759,070
Short-Term Investments
Money Market Funds	$34,546,073	$—	$—	$34,546,073
Total Short-Term Investments	$34,546,073	$—	$—	$34,546,073
Total Investments	$980,305,143	$—	$—	$980,305,143

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $792,733,224)	$980,305,143
Dividends and interest receivable	3,489,614
Receivable for fund shares sold	4,505,115
Return of capital receivable	773,186
Prepaid expenses and other assets	62,439
Total assets	989,135,497

LIABILITIES:
Payable for fund shares redeemed	1,035,135
Payable to advisor	599,975
Payable to administrator	147,509
Payable to auditor	11,280
Accrued distribution fees	60,795
Accrued service fees	36,530
Accrued trustees fees	1,738
Accrued expenses and other payables	47,065
Total liabilities	1,940,027
NET ASSETS	$987,195,470

NET ASSETS CONSISTS OF:
Capital stock	796,691,565
Total distributable earnings	190,503,905
Total net assets	$987,195,470

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$437,753,367
Shares issued and outstanding	19,678,533
Net asset value, offering price, and redemption price per share	$22.25

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$549,442,103
Shares issued and outstanding	23,429,584
Net asset value, offering price, and redemption price per share	$23.45

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income	$6,729,104
Interest income	690,389
Total investment income	7,419,493

EXPENSES:
Investment advisory fees (See Note 5)	2,949,824
Sub-transfer agent expenses – Investor Class (See Note 5)	411,579
Sub-transfer agent expenses – Institutional Class (See Note 5)	188,697
Administration, accounting, custody, and transfer agent fees (See Note 5)	360,145
Distribution fees – Investor Class (See Note 5)	280,870
Service fees – Investor Class (See Note 5)	187,247
Federal and state registration fees	37,960
Reports to shareholders	21,370
Trustees’ fees and expenses	15,202
Audit fees	11,284
Compliance expense (See Note 5)	9,574
Legal fees	4,996
Other expenses	45,450
Total expenses	4,524,198
NET INVESTMENT INCOME	$2,895,295

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$87,492
Net change in unrealized appreciation/depreciation on investments	185,392,141
Net gain on investments	185,479,633
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$188,374,928

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$2,895,295	$1,162,868
Net realized gain on investments	87,492	63,162,651
Net change in unrealized
appreciation/depreciation on investments	185,392,141	(36,349,926)
Net increase in net assets resulting from operations	188,374,928	27,975,593

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(30,621,646)	(37,371,548)
Distributable earnings – Institutional Class	(30,645,521)	(30,112,291)
Total distributions	(61,267,167)	(67,483,839)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	115,618,558	118,407,401
Proceeds from shares subscribed – Institutional Class	217,611,117	149,518,551
Dividends reinvested – Investor Class	29,980,981	36,888,250
Dividends reinvested – Institutional Class	29,053,170	29,290,877
Cost of shares redeemed – Investor Class	(64,719,591)	(52,168,702)
Cost of shares redeemed – Institutional Class	(58,698,748)	(40,806,405)
Net increase in net assets derived
from capital share transactions	268,845,487	241,129,972
TOTAL INCREASE IN NET ASSETS	395,953,248	201,621,726

NET ASSETS:
Beginning of period	591,242,222	389,620,496
End of period	$987,195,470	$591,242,222

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	5,493,184	6,016,089
Shares sold – Institutional Class	9,918,432	7,194,865
Shares issued to holders as reinvestment
of dividends – Investor Class	1,609,285	2,163,534
Shares issued to holders as reinvestment
of dividends – Institutional Class	1,481,549	1,638,192
Shares redeemed – Investor Class	(3,141,044)	(2,782,892)
Shares redeemed – Institutional Class	(2,732,683)	(2,066,940)
Net increase in shares outstanding	12,628,723	12,162,848

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.92

Income from investment operations:
Net investment income (loss)(1)	0.05
Net realized and unrealized gains (losses) on investments	5.18
Total from investment operations	5.23

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(1.90)
Total distributions	(1.90)
Net asset value, end of period	$22.25

TOTAL RETURN	29.58	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$437.75
Ratio of expenses to average net assets	1.34	%(3)
Ratio of net investment income (loss) to average net assets	0.50	%(3)
Portfolio turnover rate(4)	0	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$20.83	$19.78	$13.27	$12.01	$16.87

0.01	0.17	(0.14)	(0.03)	(0.02)
1.68	1.22	6.65	1.29	(0.34)
1.69	1.39	6.51	1.26	(0.36)

—	(0.34)	—	—	—
(3.60)	—	—	—	(4.50)
(3.60)	(0.34)	—	—	(4.50)
$18.92	$20.83	$19.78	$13.27	$12.01

10.03%	7.12%	49.06%	10.49%	-1.22%

$297.37	$215.00	$219.58	$188.71	$206.11
1.34%	1.35%	1.36%	1.37%	1.36%
0.09%	0.84%	(0.74)%	(0.27)%	(0.15)%
120%	176%	0%	94%	70%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.91

Income from investment operations:
Net investment income (loss)(1)	0.10
Net realized and unrealized gains (losses) on investments	5.44
Total from investment operations	5.54

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(2.00)
Total distributions	(2.00)
Net asset value, end of period	$23.45

TOTAL RETURN	29.78	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$549.44
Ratio of expenses to average net assets	0.96	%(3)
Ratio of net investment income (loss) to average net assets	0.92	%(3)
Portfolio turnover rate(4)	0	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$21.84	$20.66	$13.81	$12.46	$17.38

0.09	0.24	(0.07)	0.01	0.03
1.76	1.29	6.92	1.34	(0.36)
1.85	1.53	6.85	1.35	(0.33)

—	(0.35)	—	—	—
(3.78)	—	—	—	(4.59)
(3.78)	(0.35)	—	—	(4.59)
$19.91	$21.84	$20.66	$13.81	$12.46

10.43%	7.52%	49.60%	10.83%	-0.84%

$293.88	$174.62	$169.19	$136.09	$168.79
0.97%	1.00%	0.99%	1.01%	1.00%
0.44%	1.18%	(0.38)%	0.09%	0.20%
120%	176%	0%	94%	70%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed

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18

NOTES TO THE FINANCIAL STATEMENTS

on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs

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are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $188,357,427, and $0, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various

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NOTES TO THE FINANCIAL STATEMENTS

federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$558,796,241
Gross tax unrealized appreciation	$26,472,783
Gross tax unrealized depreciation	(24,343,731)
Net tax unrealized appreciation/(depreciation)	$2,129,052
Undistributed ordinary income	$—
Undistributed long-term capital gains	61,267,092
Total distributable earnings	$61,267,092
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$63,396,144

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$—	$—
Long-term capital gains	61,267,167	67,483,839
Total distributions	$61,267,167	$67,483,839

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to

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NOTES TO THE FINANCIAL STATEMENTS

adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,295.80	$7.65
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.72

Institutional Class
Actual	$1,000.00	$1,297.80	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.82

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.34% for Investor Class shares or 0.96% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Go Paperless with eDelivery	25
Board Approval of Investment Advisory Agreement	26

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Large Growth Fund –
Investor Class (HFLGX)	20.96%	24.05%	11.69%	9.65%
Hennessy Cornerstone
Large Growth Fund –
Institutional Class (HILGX)	21.06%	24.36%	11.99%	9.92%
Russell 1000® Index	21.17%	22.82%	12.87%	12.14%
S&P 500® Index	20.98%	22.66%	13.19%	12.41%

Expense ratios: 1.28% (Investor Class); 1.00% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index is a subset of the Russell 3000® Index that measures the performance of the large-cap segment of the U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 93% of the total market capitalization of the Russell 3000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Dell Technologies, Inc., Class C	2.87%
Williams-Sonoma, Inc.	2.59%
Valero Energy Corp.	2.27%
Tractor Supply Co.	2.25%
United Rentals, Inc.	2.21%
The Kroger Co.	2.20%
AutoZone, Inc.	2.19%
Exxon Mobil Corp.	2.19%
Devon Energy Corp.	2.14%
Marathon Petroleum Corp.	2.13%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.94%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.90%
Omnicom Group, Inc.	30,400	$2,822,336	1.90%

Consumer Discretionary – 21.69%
AutoZone, Inc. (a)	1,100	3,252,040	2.19%
Best Buy Co., Inc.	36,300	2,673,132	1.80%
Darden Restaurants, Inc.	16,900	2,592,629	1.75%
DR Horton, Inc.	17,500	2,493,575	1.68%
Genuine Parts Co.	19,600	3,081,316	2.08%
Lowe’s Companies, Inc.	12,300	2,804,277	1.89%
NVR, Inc. (a)	400	2,975,540	2.01%
PulteGroup, Inc.	25,600	2,852,352	1.92%
Tractor Supply Co.	12,200	3,331,576	2.25%
Ulta Beauty, Inc. (a)	5,600	2,267,104	1.53%
Williams-Sonoma, Inc.	13,400	3,842,852	2.59%
		32,166,393	21.69%

Consumer Staples – 13.14%
Altria Group, Inc.	65,100	2,852,031	1.92%
Dollar General Corp.	20,200	2,811,638	1.90%
Kimberly-Clark Corp.	21,900	2,990,007	2.02%
Lamb Weston Holdings, Inc.	25,300	2,108,502	1.42%
Philip Morris International, Inc.	28,500	2,705,790	1.82%
The Hershey Co.	14,200	2,753,664	1.86%
The Kroger Co.	59,000	3,267,420	2.20%
		19,489,052	13.14%

Energy – 16.64%
Cheniere Energy, Inc.	16,400	2,588,248	1.75%
ConocoPhillips	24,400	3,065,128	2.07%
Devon Energy Corp.	62,100	3,178,278	2.14%
EOG Resources, Inc.	23,500	3,105,055	2.09%
Exxon Mobil Corp.	27,400	3,240,598	2.19%
Halliburton Co.	79,200	2,967,624	2.00%
Marathon Petroleum Corp.	17,400	3,161,928	2.13%
Valero Energy Corp.	21,100	3,373,257	2.27%
		24,680,116	16.64%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials – 2.11%
LPL Financial Holdings, Inc.	11,600	$3,121,908	2.11%

Health Care – 6.29%
Cencora, Inc.	12,400	2,964,220	2.00%
HCA Healthcare, Inc.	9,600	2,974,272	2.01%
McKesson Corp.	5,500	2,954,655	1.99%
Solventum Corp. (a)	6,725	437,192	0.29%
		9,330,339	6.29%

Industrials – 17.20%
3M Co.	24,900	2,403,099	1.62%
Builders FirstSource, Inc. (a)	16,200	2,961,684	2.00%
Caterpillar, Inc.	9,300	3,111,501	2.10%
Deere & Co.	6,900	2,700,729	1.82%
Lockheed Martin Corp.	6,000	2,789,580	1.88%
Masco Corp.	39,700	2,717,465	1.83%
PACCAR, Inc.	28,600	3,034,746	2.05%
United Parcel Service, Inc., Class B	17,000	2,507,160	1.69%
United Rentals, Inc.	4,900	3,273,151	2.21%
		25,499,115	17.20%

Information Technology – 13.21%
Cisco Systems, Inc.	53,700	2,522,826	1.70%
Cognizant Technology Solutions Corp., Class A	36,200	2,377,616	1.60%
Dell Technologies, Inc., Class C	34,000	4,237,760	2.87%
HP, Inc.	90,200	2,533,718	1.71%
Jabil, Inc.	20,900	2,452,824	1.65%
Microchip Technology, Inc.	31,600	2,906,568	1.96%
ON Semiconductor Corp. (a)	36,400	2,553,824	1.72%
		19,585,136	13.21%

Materials – 5.76%
CF Industries Holdings, Inc.	34,400	2,716,568	1.83%
Nucor Corp.	16,100	2,713,333	1.83%
Steel Dynamics, Inc.	23,900	3,109,868	2.10%
		8,539,769	5.76%
Total Common Stocks
(Cost $125,834,594)		145,234,164	97.94%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 2.10%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.10%
First American Government Obligations Fund – Class X, 5.227% (b)	3,110,119	$3,110,119	2.10%

Total Short-Term Investments
(Cost $3,110,119)		3,110,119	2.10%

Total Investments
(Cost $128,944,713) – 100.04%		148,344,283	100.04%
Liabilities in Excess of Other Assets – (0.04)%		(53,041)	(0.04)%

TOTAL NET ASSETS – 100.00%		$148,291,242	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$2,822,336	$—	$—	$2,822,336
Consumer Discretionary	32,166,393	—	—	32,166,393
Consumer Staples	19,489,052	—	—	19,489,052
Energy	24,680,116	—	—	24,680,116
Financials	3,121,908	—	—	3,121,908
Health Care	9,330,339	—	—	9,330,339
Industrials	25,499,115	—	—	25,499,115
Information Technology	19,585,136	—	—	19,585,136
Materials	8,539,769	—	—	8,539,769
Total Common Stocks	$145,234,164	$—	$—	$145,234,164
Short-Term Investments
Money Market Funds	$3,110,119	$—	$—	$3,110,119
Total Short-Term Investments	$3,110,119	$—	$—	$3,110,119
Total Investments	$148,344,283	$—	$—	$148,344,283

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $128,944,713)	$148,344,283
Dividends and interest receivable	106,846
Receivable for fund shares sold	3,611
Prepaid expenses and other assets	19,683
Total assets	148,474,423

LIABILITIES:
Payable for fund shares redeemed	7,523
Payable to advisor	92,480
Payable to administrator	24,535
Payable to auditor	11,280
Accrued distribution fees	19,375
Accrued service fees	10,963
Accrued trustees fees	5,281
Accrued expenses and other payables	11,744
Total liabilities	183,181
NET ASSETS	$148,291,242

NET ASSETS CONSISTS OF:
Capital stock	$123,492,560
Total distributable earnings	24,798,682
Total net assets	$148,291,242

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$130,141,236
Shares issued and outstanding	11,115,631
Net asset value, offering price, and redemption price per share	$11.71

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$18,150,006
Shares issued and outstanding	1,533,945
Net asset value, offering price, and redemption price per share	$11.83

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,575,229
Interest income	48,887
Total investment income	1,624,116

EXPENSES:
Investment advisory fees (See Note 5)	535,191
Distribution fees – Investor Class (See Note 5)	95,085
Administration, accounting, custody, and transfer agent fees (See Note 5)	70,485
Service fees – Investor Class (See Note 5)	63,390
Sub-transfer agent expenses – Investor Class (See Note 5)	54,018
Sub-transfer agent expenses – Institutional Class (See Note 5)	5,795
Federal and state registration fees	18,056
Trustees’ fees and expenses	11,740
Audit fees	11,284
Compliance expense (See Note 5)	9,574
Reports to shareholders	5,720
Legal fees	1,562
Interest expense (See Note 7)	189
Other expenses	14,104
Net expenses	896,193
NET INVESTMENT INCOME	$727,923

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,682,558
Net change in unrealized appreciation/depreciation on investments	21,300,141
Net gain on investments	25,982,699
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,710,622

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$727,923	$1,525,599
Net realized gain on investments	4,682,558	4,429,506
Net change in unrealized
appreciation/depreciation on investments	21,300,141	6,248,824
Net increase in net assets resulting from operations	26,710,622	12,203,929

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(4,666,709)	(19,315,909)
Distributable earnings – Institutional Class	(700,235)	(2,556,836)
Total distributions	(5,366,944)	(21,872,745)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	465,978	1,360,431
Proceeds from shares subscribed – Institutional Class	415,241	1,393,373
Dividends reinvested – Investor Class	4,502,505	18,623,426
Dividends reinvested – Institutional Class	687,942	2,501,083
Cost of shares redeemed – Investor Class	(6,425,169)	(13,722,728)
Cost of shares redeemed – Institutional Class	(1,360,211)	(1,777,358)
Net increase (decrease) in net assets derived
from capital share transactions	(1,713,714)	8,378,227
TOTAL INCREASE (DECREASE) IN NET ASSETS	19,629,964	(1,290,589)

NET ASSETS:
Beginning of period	128,661,278	129,951,867
End of period	$148,291,242	$128,661,278

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	42,210	131,258
Shares sold – Institutional Class	37,331	131,707
Shares issued to holders as reinvestment
of dividends – Investor Class	419,889	1,887,812
Shares issued to holders as reinvestment
of dividends – Institutional Class	63,274	250,554
Shares redeemed – Investor Class	(568,018)	(1,344,112)
Shares redeemed – Institutional Class	(116,144)	(171,833)
Net increase (decrease) in shares outstanding	(121,458)	885,386

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.06

Income from investment operations:
Net investment income(1)	0.05
Net realized and unrealized gains (losses) on investments	2.01
Total from investment operations	2.06

Less distributions:
Dividends from net investment income	(0.11)
Dividends from net realized gains	(0.30)
Total distributions	(0.41)
Net asset value, end of period	$11.71

TOTAL RETURN	20.96	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$130.14
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.27	%(3)
After expense reimbursement/recoupment	1.27	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	0.97	%(3)
After expense reimbursement/recoupment	0.97	%(3)
Portfolio turnover rate(5)	55	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	The Fund had an expense limitation agreement in place through November 30, 2019.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020		2019

$10.92	$14.35	$10.21	$10.54		$12.24

0.11	0.09	0.09	0.09		0.13
0.87	(1.66)	4.64	(0.15)		0.56
0.98	(1.57)	4.73	(0.06)		0.69

(0.08)	(0.08)	(0.10)	(0.14)		(0.09)
(1.76)	(1.78)	(0.49)	(0.13)		(2.30)
(1.84)	(1.86)	(0.59)	(0.27)		(2.39)
$10.06	$10.92	$14.35	$10.21		$10.54

9.48%	-12.76%	48.00%	-0.75%		7.84%

$112.89	$115.15	$143.11	$103.11		$117.62

1.28%	1.30%	1.29%	1.31%		1.31%
1.28%	1.30%	1.29%	1.31	%(4)	1.29%

1.10%	0.76%	0.69%	0.93%		1.24%
1.10%	0.76%	0.69%	0.93%		1.26%
53%	76%	68%	62%		57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.18

Income from investment operations:
Net investment income(1)	0.07
Net realized and unrealized gains (losses) on investments	2.03
Total from investment operations	2.10

Less distributions:
Dividends from net investment income	(0.14)
Dividends from net realized gains	(0.31)
Total distributions	(0.45)
Net asset value, end of period	$11.83

TOTAL RETURN	21.06	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$18.15
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.00	%(3)
After expense reimbursement/recoupment	1.00	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	1.24	%(3)
After expense reimbursement/recoupment	1.24	%(3)
Portfolio turnover rate(5)	55	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	The Fund had an expense limitation agreement in place through November 30, 2019.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020		2019

$11.05	$14.51	$10.33	$10.65		$12.38

0.14	0.13	0.12	0.13		0.16
0.89	(1.68)	4.68	(0.15)		0.56
1.03	(1.55)	4.80	(0.02)		0.72

(0.12)	(0.11)	(0.13)	(0.17)		(0.12)
(1.78)	(1.80)	(0.49)	(0.13)		(2.33)
(1.90)	(1.91)	(0.62)	(0.30)		(2.45)
$10.18	$11.05	$14.51	$10.33		$10.65

9.85%	-12.52%	48.30%	-0.40%		8.12%

$15.77	$14.80	$18.39	$12.60		$18.42

1.00%	0.99%	1.04%	1.01%		1.00%
1.00%	0.99%	1.04%	1.01	%(4)	0.98%

1.37%	1.08%	0.91%	1.23%		1.56%
1.37%	1.08%	0.91%	1.23%		1.58%
53%	76%	68%	62%		57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

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In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government

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NOTES TO THE FINANCIAL STATEMENTS

agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $78,142,854 and $84,199,290, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

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5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

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NOTES TO THE FINANCIAL STATEMENTS

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund had an outstanding average daily balance and a weighted average interest rate of $4,407 and 8.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2024, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the six months ended April 30, 2024, was $453,000. As of April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$130,596,135
Gross tax unrealized appreciation	$13,428,574
Gross tax unrealized depreciation	(15,340,499)
Net tax unrealized appreciation/(depreciation)	$(1,911,925)
Undistributed ordinary income	$1,525,599
Undistributed long-term capital gains	3,841,330
Total distributable earnings	$5,366,929
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$3,455,004

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

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As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$1,525,599	$1,161,564
Long-term capital gains	3,841,345	20,711,181
Total distributions	$5,366,944	$21,872,745

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,209.60	$6.98
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.37

Institutional Class
Actual	$1,000.00	$1,210.60	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.27% for Investor Class shares or 1.00% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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EXPENSE EXAMPLE — GO PAPERLESS WITH EDELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

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HENNESSY FUNDS	1-800-966-4354
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Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY CORNERSTONE VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Go Paperless with eDelivery	26
Board Approval of Investment Advisory Agreement	27

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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2

LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	14.18%	8.05%	8.62%	7.77%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	14.30%	8.29%	8.83%	7.99%
Russell 1000® Value Index	18.42%	13.42%	8.60%	8.43%
S&P 500® Index	20.98%	22.66%	13.19%	12.41%

Expense ratios: 1.23% (Investor Class); 1.06% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index is a subset of the Russell 1000® Index that measures the performance of the large-cap value segment of the U.S. equity market. The Russell 1000® Value Index comprises those companies in the Russell 1000® Index with relatively lower price-to-book ratios, lower forecasted growth value, and lower sales per share historical growth. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Cenovus Energy, Inc.	2.49%
Wells Fargo & Co.	2.33%
Exxon Mobil Corp.	2.31%
RTX Corp.	2.29%
Citigroup, Inc.	2.26%
Suncor Energy, Inc.	2.25%
Canadian Natural Resources Ltd.	2.24%
Shell PLC – ADR	2.18%
JPMorgan Chase & Co.	2.17%
BP PLC – ADR	2.16%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 99.11%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 7.25%
AT&T, Inc.	321,660	$5,432,837	2.00%
BCE, Inc.	128,300	4,214,655	1.55%
Comcast Corp., Class A	120,700	4,599,877	1.70%
Verizon Communications, Inc.	137,800	5,441,722	2.00%
		19,689,091	7.25%

Consumer Discretionary – 3.83%
Ford Motor Co.	445,800	5,416,470	2.00%
Starbucks Corp.	56,200	4,973,138	1.83%
		10,389,608	3.83%

Consumer Staples – 19.63%
Altria Group, Inc.	125,500	5,498,155	2.03%
British American Tobacco PLC – ADR	172,300	5,069,066	1.87%
The Coca-Cola Co.	87,300	5,392,521	1.99%
Kenvue, Inc.	238,100	4,481,042	1.65%
Keurig Dr Pepper, Inc.	163,400	5,506,580	2.03%
The Kraft Heinz Co.	138,900	5,362,929	1.98%
PepsiCo, Inc.	31,400	5,523,574	2.03%
Philip Morris International, Inc.	54,900	5,212,206	1.92%
The Procter & Gamble Co.	34,700	5,663,040	2.09%
Unilever PLC – ADR	107,000	5,547,950	2.04%
		53,257,063	19.63%

Energy – 23.62%
Baker Hughes Co.	167,500	5,463,850	2.01%
BP PLC – ADR	150,800	5,846,516	2.16%
Canadian Natural Resources Ltd.	80,300	6,088,346	2.24%
Cenovus Energy, Inc.	328,600	6,756,016	2.49%
Chevron Corp.	35,975	5,801,688	2.14%
Equinor ASA – ADR	173,900	4,624,001	1.70%
Exxon Mobil Corp.	52,910	6,257,666	2.31%
Petroleo Brasileiro SA – ADR	321,300	5,452,461	2.01%
Shell PLC – ADR	82,600	5,919,116	2.18%
Suncor Energy, Inc.	159,800	6,102,762	2.25%
TotalEnergies SE – ADR	79,900	5,790,353	2.13%
		64,102,775	23.62%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials – 18.82%
Bank of America Corp.	157,500	$5,829,075	2.15%
Citigroup, Inc.	100,200	6,145,266	2.26%
HSBC Holdings PLC – ADR	132,400	5,769,992	2.13%
JPMorgan Chase & Co.	30,700	5,886,418	2.17%
Manulife Financial Corp.	243,100	5,669,092	2.09%
Morgan Stanley	57,700	5,241,468	1.93%
Royal Bank of Canada	52,400	5,073,892	1.87%
The Toronto-Dominion Bank	86,600	5,137,112	1.89%
Wells Fargo & Co.	106,500	6,317,580	2.33%
		51,069,895	18.82%

Health Care – 16.06%
AbbVie, Inc.	31,900	5,188,216	1.91%
Bristol-Myers Squibb Co.	104,000	4,569,760	1.68%
CVS Health Corp.	66,100	4,475,631	1.65%
Gilead Sciences, Inc.	61,100	3,983,720	1.47%
GSK PLC – ADR	131,660	5,455,990	2.01%
Johnson & Johnson	32,400	4,684,716	1.73%
Medtronic PLC	59,900	4,806,376	1.77%
Merck & Co., Inc.	44,100	5,698,602	2.10%
Pfizer, Inc.	183,800	4,708,956	1.74%
		43,571,967	16.06%

Industrials – 2.29%
RTX Corp.	61,200	6,213,024	2.29%

Information Technology – 7.61%
Cisco Systems, Inc.	103,500	4,862,430	1.79%
HP, Inc.	174,000	4,887,660	1.80%
International Business Machines Corp.	32,200	5,351,640	1.97%
Texas Instruments, Inc.	31,500	5,557,230	2.05%
		20,658,960	7.61%
Total Common Stocks
(Cost $227,791,928)		268,952,383	99.11%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 0.69%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.69%
First American Government Obligations Fund – Class X, 5.227% (a)	1,888,591	$1,888,591	0.69%

Total Short-Term Investments
(Cost $1,888,591)		1,888,591	0.69%

Total Investments
(Cost $229,680,519) – 99.80%		270,840,974	99.80%
Other Assets in Excess of Liabilities – 0.20%		532,431	0.20%

TOTAL NET ASSETS – 100.00%		$271,373,405	100.00%

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$19,689,091	$—	$—	$19,689,091
Consumer Discretionary	10,389,608	—	—	10,389,608
Consumer Staples	53,257,063	—	—	53,257,063
Energy	64,102,775	—	—	64,102,775
Financials	51,069,895	—	—	51,069,895
Health Care	43,571,967	—	—	43,571,967
Industrials	6,213,024	—	—	6,213,024
Information Technology	20,658,960	—	—	20,658,960
Total Common Stocks	$268,952,383	$—	$—	$268,952,383
Short-Term Investments
Money Market Funds	$1,888,591	$—	$—	$1,888,591
Total Short-Term Investments	$1,888,591	$—	$—	$1,888,591
Total Investments	$270,840,974	$—	$—	$270,840,974

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $229,680,519)	$270,840,974
Dividends and interest receivable	730,796
Dividend tax reclaim receivable	81,139
Receivable for fund shares sold	1,605
Prepaid expenses and other assets	24,999
Total assets	271,679,513

LIABILITIES:
Payable for fund shares redeemed	324
Payable to advisor	165,564
Payable to administrator	42,640
Payable to auditor	11,280
Accrued distribution fees	37,130
Accrued service fees	21,754
Accrued trustees fees	5,775
Accrued expenses and other payables	21,641
Total liabilities	306,108
NET ASSETS	$271,373,405

NET ASSETS CONSIST OF:
Capital stock	$226,186,508
Total distributable earnings	45,186,897
Total net assets	$271,373,405

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$263,864,872
Shares issued and outstanding	13,190,392
Net asset value, offering price, and redemption price per share	$20.00

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$7,508,533
Shares issued and outstanding	374,597
Net asset value, offering price, and redemption price per share	$20.04

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$5,976,009
Interest income	75,493
Total investment income	6,051,502

EXPENSES:
Investment advisory fees (See Note 5)	988,443
Distribution fees – Investor Class (See Note 5)	194,610
Service fees – Investor Class (See Note 5)	129,740
Administration, accounting, custody, and transfer agent fees (See Note 5)	125,077
Sub-transfer agent expenses – Investor Class (See Note 5)	90,818
Sub-transfer agent expenses – Institutional Class (See Note 5)	3,264
Federal and state registration fees	17,484
Trustees’ fees and expenses	12,912
Audit fees	11,284
Compliance expense (See Note 5)	9,574
Reports to shareholders	8,920
Interest expense (See Note 7)	4,425
Legal fees	2,930
Other expenses	27,734
Total expenses	1,627,215
NET INVESTMENT INCOME	$4,424,287

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$6,384,133
Net change in unrealized appreciation/depreciation on investments	24,351,979
Net gain on investments	30,736,112
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,160,399

(1)	Net of foreign taxes withheld and issuance fees of $280,856.

The accompanying notes are an integral part of these financial statements.

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10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$4,424,287	$9,448,170
Net realized gain (loss) on investments	6,384,133	(3,834,975)
Net change in unrealized
appreciation/depreciation on investments	24,351,979	(8,473,514)
Net increase (decrease) in net assets
resulting from operations	35,160,399	(2,860,319)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(9,186,043)	(26,252,846)
Distributable earnings – Institutional Class	(284,175)	(2,313,856)
Total distributions	(9,470,218)	(28,566,702)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,104,247	11,286,745
Proceeds from shares subscribed – Institutional Class	579,486	6,698,572
Dividends reinvested – Investor Class	8,633,177	24,939,854
Dividends reinvested – Institutional Class	258,511	2,247,245
Cost of shares redeemed – Investor Class	(17,213,205)	(29,291,239)
Cost of shares redeemed – Institutional Class	(1,577,915)	(23,714,925)
Net decrease in net assets derived
from capital share transactions	(8,215,699)	(7,833,748)
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,474,482	(39,260,769)

NET ASSETS:
Beginning of period	253,898,923	293,159,692
End of period	$271,373,405	$253,898,923

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	56,730	577,984
Shares sold – Institutional Class	30,163	332,692
Shares issued to holders as reinvestment
of dividends – Investor Class	446,390	1,290,673
Shares issued to holders as reinvestment
of dividends – Institutional Class	13,353	116,262
Shares redeemed – Investor Class	(892,426)	(1,532,736)
Shares redeemed – Institutional Class	(81,726)	(1,233,563)
Net decrease in shares outstanding	(427,516)	(448,688)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.14

Income from investment operations:
Net investment income(1)	0.32
Net realized and unrealized gains (losses) on investments	2.23
Total from investment operations	2.55

Less distributions:
Dividends from net investment income	(0.69)
Dividends from net realized gains	—
Total distributions	(0.69)
Net asset value, end of period	$20.00

TOTAL RETURN	14.18	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$263.86
Ratio of expenses to average net assets	1.23	%(3)
Ratio of net investment income to average net assets	3.31	%(3)
Portfolio turnover rate(4)	22	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$20.30	$19.59	$13.69	$17.43	$19.29

0.63	0.55	0.44	0.41	0.47
(0.84)	1.10	5.87	(3.01)	0.30
(0.21)	1.65	6.31	(2.60)	0.77

(0.50)	(0.51)	(0.41)	(0.47)	(0.41)
(1.45)	(0.43)	—	(0.67)	(2.22)
(1.95)	(0.94)	(0.41)	(1.14)	(2.63)
$18.14	$20.30	$19.59	$13.69	$17.43

-1.45%	8.68%	46.82%	-16.22%	5.22%

$246.40	$268.81	$254.23	$189.60	$253.95
1.23%	1.23%	1.23%	1.30%	1.23%
3.31%	2.74%	2.43%	2.71%	2.75%
31%	36%	41%	32%	27%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.17

Income from investment operations:
Net investment income(1)	0.34
Net realized and unrealized gains (losses) on investments	2.23
Total from investment operations	2.57

Less distributions:
Dividends from net investment income	(0.70)
Dividends from net realized gains	—
Total distributions	(0.70)
Net asset value, end of period	$20.04

TOTAL RETURN	14.30	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$7.51
Ratio of expenses to average net assets:	0.99	%(3)
Ratio of net investment income to average net assets:	3.55	%(3)
Portfolio turnover rate(4)	22	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$20.34	$19.63	$13.71	$17.45	$19.33

0.67	0.58	0.48	0.44	0.50
(0.84)	1.12	5.88	(3.01)	0.29
(0.17)	1.70	6.36	(2.57)	0.79

(0.55)	(0.56)	(0.44)	(0.49)	(0.45)
(1.45)	(0.43)	—	(0.68)	(2.22)
(2.00)	(0.99)	(0.44)	(1.17)	(2.67)
$18.17	$20.34	$19.63	$13.71	$17.45

-1.26%	8.92%	47.19%	-16.06%	5.37%

$7.50	$24.35	$5.50	$4.29	$6.44
1.06%	1.00%	0.99%	1.08%	1.08%
3.48%	2.92%	2.67%	2.94%	2.92%
31%	36%	41%	32%	27%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no

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NOTES TO THE FINANCIAL STATEMENTS

tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the

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rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant

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NOTES TO THE FINANCIAL STATEMENTS

events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $58,026,721 and $70,525,679, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales

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NOTES TO THE FINANCIAL STATEMENTS

literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to

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provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund had an outstanding average daily balance and a weighted average interest rate of $102,967 and 8.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2024, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the six months ended April 30, 2024, was $1,233,000. As of April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$237,059,447
Gross tax unrealized appreciation	$35,165,236
Gross tax unrealized depreciation	(19,114,767)
Net tax unrealized appreciation/(depreciation)	$16,050,469
Undistributed ordinary income	$7,752,370
Undistributed long-term capital gains	—
Total distributable earnings	$7,752,370
Other accumulated gain/(loss)	$(4,306,123)
Total accumulated gain/(loss)	$19,496,716

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had $4,062,377 in unlimited long-term and $243,746 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$9,470,218	$7,801,294
Long-term capital gains	—	20,765,408
Total distributions	$9,470,218	$28,566,702

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,141.80	$6.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.17

Institutional Class
Actual	$1,000.00	$1,143.00	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$4.97

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 93.15%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
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WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

HENNESSY FUNDS	1-800-966-4354
27

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Go Paperless with eDelivery	25
Board Approval of Investment Advisory Agreement	26

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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2

LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Total Return
Fund (HDOGX)	9.98%	7.74%	3.83%	5.51%
75/25 Blended DJIA/Treasury Index	12.34%	11.43%	8.02%	8.84%
Dow Jones Industrial Average	15.58%	13.25%	9.61%	11.10%

Expense ratio: 3.37%

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index, which comprises U.S. Treasury securities maturing in three months. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 5.215%, 07/23/2024	30.06%
U.S. Treasury Bill, 5.285%, 06/13/2024	24.19%
U.S. Treasury Bill, 5.280%, 05/09/2024	18.24%
Dow, Inc.	7.42%
Chevron Corp.	7.30%
The Coca-Cola Co.	7.13%
Verizon Communications, Inc.	6.94%
3M Co.	6.85%
International Business Machines Corp.	6.68%
Amgen, Inc.	6.23%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 67.83%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.94%
Verizon Communications, Inc.	86,600	$3,419,834	6.94%

Consumer Staples – 12.49%
The Coca-Cola Co.	56,900	3,514,713	7.13%
Walgreens Boots Alliance, Inc.	149,000	2,641,770	5.36%
		6,156,483	12.49%

Energy – 7.30%
Chevron Corp.	22,300	3,596,321	7.30%

Financials – 4.76%
The Goldman Sachs Group, Inc.	5,500	2,346,905	4.76%

Health Care – 11.74%
Amgen, Inc.	11,200	3,068,128	6.23%
Johnson & Johnson	18,800	2,718,292	5.51%
		5,786,420	11.74%

Industrials – 6.85%
3M Co.	35,000	3,377,850	6.85%

Information Technology – 10.33%
Cisco Systems, Inc.	38,300	1,799,334	3.65%
International Business Machines Corp.	19,800	3,290,760	6.68%
		5,090,094	10.33%

Materials – 7.42%
Dow, Inc.	64,300	3,658,670	7.42%

Total Common Stocks
(Cost $33,176,228)		33,432,577	67.83%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 76.31%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.82%
First American Government Obligations Fund – Class X, 5.227% (a)	1,881,837	$1,881,837	3.82%

U.S. Treasury Bills – 72.49%
5.280%, 05/09/2024 (b)(c)	9,000,000	8,989,570	18.24%
5.285%, 06/13/2024 (b)(c)	12,000,000	11,925,037	24.19%
5.215%, 07/23/2024 (b)(c)	15,000,000	14,818,386	30.06%
		35,732,993	72.49%
Total Short-Term Investments
(Cost $37,616,957)		37,614,830	76.31%

Total Investments
(Cost $70,793,185) – 144.14%		71,047,407	144.14%
Liabilities in Excess of Other Assets – (44.14)%		(21,755,552)	(44.14)%

TOTAL NET ASSETS – 100.00%		$49,291,855	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2024.
(b)	The rate listed is the discount rate at issue.
(c)	All or a portion of this security is pledged as collateral for securities sold subject to repurchase. The aggregate fair value of the collateral is $23,821,990.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,419,834	$—	$—	$3,419,834
Consumer Staples	6,156,483	—	—	6,156,483
Energy	3,596,321	—	—	3,596,321
Financials	2,346,905	—	—	2,346,905
Health Care	5,786,420	—	—	5,786,420
Industrials	3,377,850	—	—	3,377,850
Information Technology	5,090,094	—	—	5,090,094
Materials	3,658,670	—	—	3,658,670
Total Common Stocks	$33,432,577	$—	$—	$33,432,577
Short-Term Investments
Money Market Funds	$1,881,837	$—	$—	$1,881,837
U.S. Treasury Bills	—	35,732,993	—	35,732,993
Total Short-Term Investments	$1,881,837	$35,732,993	$—	$37,614,830
Total Investments	$35,314,414	$35,732,993	$—	$71,047,407

The accompanying notes are an integral part of these financial statements.

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Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$5,397,000	Jefferies LLC	5.55%	2/8/24	5/9/24	$5,471,883
7,196,000	Jefferies LLC	5.55%	3/14/24	6/13/24	7,295,845
8,995,000	Jefferies LLC	5.55%	4/11/24	7/23/24	9,136,446
$21,588,000					$21,904,174

As of April 30, 2024, the fair value of securities held as collateral for reverse repurchase agreements was $23,821,990 as noted on the Schedule of Investments.

Reverse repurchase agreements are carried at face value; hence, they are not included in the fair valuation hierarchy. The face value of the reverse repurchase agreements at April 30, 2024, was $21,588,000. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value plus interest due at maturity is equal to $21,904,174.

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $70,793,185)	$71,047,407
Dividends and interest receivable	66,456
Prepaid expenses and other assets	9,136
Total assets	71,122,999

LIABILITIES:
Payable for fund shares redeemed	25,723
Payable to advisor	24,442
Payable to administrator	9,203
Payable to auditor	11,280
Accrued distribution fees	8,110
Accrued service fees	4,074
Reverse repurchase agreements	21,588,000
Accrued interest payable	146,716
Accrued trustees fees	5,367
Accrued expenses and other payables	8,229
Total liabilities	21,831,144
NET ASSETS	$49,291,855

NET ASSETS CONSISTS OF:
Capital stock	$46,772,771
Total distributable earnings	2,519,084
Total net assets	$49,291,855

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$49,291,855
Shares issued and outstanding	3,792,790
Net asset value, offering price, and redemption price per share	$13.00

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income	$762,731
Interest income	967,840
Total investment income	1,730,571

EXPENSES:
Interest expense (See Notes 7 and 9)	594,779
Investment advisory fees (See Note 5)	149,001
Distribution fees – Investor Class (See Note 5)	37,250
Administration, accounting, custody, and transfer agent fees (See Note 5)	28,121
Service fees – Investor Class (See Note 5)	24,834
Sub-transfer agent expenses – Investor Class (See Note 5)	17,383
Audit fees	11,284
Trustees’ fees and expenses	11,012
Federal and state registration fees	10,636
Compliance expense (See Note 5)	9,574
Reports to shareholders	4,818
Legal fees	730
Other expenses	4,818
Total expenses	904,240
NET INVESTMENT INCOME	$826,331

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,239,641
Net change in unrealized appreciation/depreciation on investments	1,599,930
Net gain on investments	3,839,571
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,665,902

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$826,331	$1,594,586
Net realized gain on investments	2,239,641	2,437,331
Net change in unrealized
appreciation/depreciation on investments	1,599,930	(3,681,426)
Net increase in net assets resulting from operations	4,665,902	350,491

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(2,868,401)	(4,133,781)
Total distributions	(2,868,401)	(4,133,781)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	96,428	4,112,285
Dividends reinvested – Investor Class	2,727,481	3,946,628
Cost of shares redeemed – Investor Class	(2,872,856)	(10,088,636)
Net decrease in net assets derived
from capital share transactions	(48,947)	(2,029,723)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,748,554	(5,813,013)

NET ASSETS:
Beginning of period	47,543,301	53,356,314
End of period	$49,291,855	$47,543,301

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	7,367	308,055
Shares issued to holders as reinvestment
of dividends – Investor Class	211,857	299,644
Shares redeemed – Investor Class	(219,464)	(774,401)
Net decrease in shares outstanding	(240)	(166,702)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Cash Flows for the six months ended April 30, 2024 (Unaudited)

Cash flows from operating activities:
Net increase in net assets from operations	$4,665,902
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Payments to purchase securities	(9,779,712)
Proceeds from sale of securities	12,833,545
Net sale of short term investments	(1,872,496)
Realized gain on investments in securities	(2,239,641)
Net accretion of discount on securities	(924,203)
Change in unrealized appreciation/depreciation on investments in securities	(1,599,930)
(Increases) decreases in operating assets:
Decrease in dividends and interest receivable	5,191
Decrease in prepaid expenses and other assets	3,202
Increases (decreases) in operating liabilities:
Increase in payable to advisor	69
Decrease in payable to administrator	(274)
Increase in payable for distribution fees	304
Increase in payable for service fees	12
Increase in accrued interest payable	11,004
Decrease in accrued audit fees	(11,466)
Decrease in accrued trustee fees	(446)
Increase in other accrued expenses and payables	1,533
Net cash provided by operating securities	1,092,594

Cash flows from financing activities:
Increase in reverse repurchase agreements	1,799,000
Proceeds on shares sold	96,459
Payment on shares redeemed	(2,847,133)
Distributions paid in cash, net of reinvestments	(140,920)
Net cash used for financing activities	(1,092,594)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$2,727,481

Cash paid for interest	$583,775

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF CASH FLOWS

(This Page Intentionally Left Blank.)

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$12.53

Income from investment operations:
Net investment income(1)	0.22
Net realized and unrealized gains (losses) on investments	1.02
Total from investment operations	1.24

Less distributions:
Dividends from net investment income	(0.23)
Dividends from net realized gains	(0.54)
Total distributions	(0.77)
Net asset value, end of period	$13.00

TOTAL RETURN	9.98	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$49.29
Ratio of expenses, including interest expense, to average net assets	3.64	%(3)
Ratio of net investment income to average net assets	3.33	%(3)
Portfolio turnover rate	28	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not Annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$13.47	$13.54	$11.97	$13.98	$13.57

0.40	0.22	0.20	0.27	0.24
(0.30)	(0.07)	2.33	(1.99)	0.81
0.10	0.15	2.53	(1.72)	1.05

(0.38)	(0.22)	(0.20)	(0.29)	(0.24)
(0.66)	—	(0.76)	—	(0.40)
(1.04)	(0.22)	(0.96)	(0.29)	(0.64)
$12.53	$13.47	$13.54	$11.97	$13.98

0.53%	1.12%	21.72%	-12.36%	7.93%

$47.54	$53.36	$54.45	$50.67	$72.94
3.37%	1.77%	1.35%	1.73%	2.31%
3.05%	1.62%	1.52%	2.05%	1.74%
36%	24%	19%	39%	30%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).	Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the

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NOTES TO THE FINANCIAL STATEMENTS

amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Reverse Repurchase Agreements – Transactions involving reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value. Upon entering into a reverse repurchase agreement transaction, the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and the Fund subsequently monitors the account to ensure that it maintains such equivalent value. Interest on reverse repurchase agreements is included in interest payable.

As of April 30, 2024, securities with a fair value of $23,821,990, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

j).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA

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counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of April 30, 2024, please refer to the table in Note 9.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all

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NOTES TO THE FINANCIAL STATEMENTS

significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the

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Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $9,779,712 and $12,833,545, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to

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NOTES TO THE FINANCIAL STATEMENTS

financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the

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Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$68,876,602
Gross tax unrealized appreciation	$4,317,858
Gross tax unrealized depreciation	(5,729,490)
Net tax unrealized appreciation/(depreciation)	$(1,411,632)
Undistributed ordinary income	$124,312
Undistributed long-term capital gains	2,008,903
Total distributable earnings	$2,133,215
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$721,583

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$861,937	$1,508,864
Long-term capital gains	2,006,464	2,624,917
Total distributions	$2,868,401	$4,133,781

(1) Ordinary income includes short-term capital gains.

9).  REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements during the six months ended April 30, 2024, totaled $594,779 and are included in the Statement of Operations.

During the six months ended April 30, 2024, the average daily balance and average interest rate in effect for reverse repurchase agreements were $20,925,731 and 5.62%,

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NOTES TO THE FINANCIAL STATEMENTS

respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of April 30, 2024:

Maturity Date	Amount	Interest Rate
May 9, 2024	$5,397,000	5.55%
June 13, 2024	$7,196,000	5.55%
July 23, 2024	$8,995,000	5.55%

Outstanding reverse repurchase agreements as of April 30, 2024, comprised 43.80% of the Fund’s net assets.

Below is information about reverse repurchase agreements eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis:

	Gross	Net	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Amounts	Amounts
	Offset	Presented
Gross	in the	in the
Amounts of	Statement of	Statement of		Collateral
Recognized	Assets and	Assets and	Financial	Pledged	Net
Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
$21,588,000	$—	$21,588,000	$21,588,000	$—	$—
$21,588,000	$—	$21,588,000	$21,588,000	$—	$—

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

11).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,099.80	$19.00
Hypothetical (5% return before expenses)	$1,000.00	$1,006.76	$18.16

(1)	Expenses are equal to the Fund’s annualized expense ratio of 3.64%, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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EXPENSE EXAMPLE — GO PAPERLESS WITH EDELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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HENNESSY FUNDS	1-800-966-4354
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Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY EQUITY AND INCOME FUND
Investor Class  HEIFX
Institutional Class  HEIIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Expense Example	28
Proxy Voting Policy and Proxy Voting Records	30
Availability of Quarterly Portfolio Schedule	30
Federal Tax Distribution Information	30
Important Notice Regarding Delivery of Shareholder Documents	30
Go Paperless with eDelivery	30
Board Approval of Investment Advisory Agreements	31

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	10.68%	7.50%	5.17%	5.61%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	10.85%	7.92%	5.54%	6.00%
S&P 500® Index	20.98%	22.66%	13.19%	12.41%

Expense ratios: 1.58% (Investor Class); 1.21% (Institutional Class)

(1)  Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. This index is used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Alphabet, Inc., Class C	4.82%
Berkshire Hathaway, Inc., Class B	4.76%
Apple, Inc.	3.65%
The Progressive Corp.	3.41%
BlackRock, Inc.	3.02%
Air Products and Chemicals Inc.	2.92%
Visa, Inc., Class A	2.88%
Fiserv, Inc.	2.68%
Martin Marietta Materials, Inc.	2.66%
Norfolk Southern Corp.	2.64%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 68.31%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.82%
Alphabet, Inc., Class C (a)	18,757	$3,088,152	4.82%

Consumer Discretionary – 8.97%
CarMax, Inc. (a)	9,713	660,193	1.03%
Lowe’s Companies, Inc.	3,962	903,296	1.41%
O’Reilly Automotive, Inc. (a)	1,355	1,372,967	2.14%
Starbucks Corp.	14,272	1,262,929	1.97%
The Home Depot, Inc.	4,624	1,545,434	2.42%
		5,744,819	8.97%

Consumer Staples – 5.70%
Altria Group, Inc.	27,810	1,218,356	1.90%
Church & Dwight Co., Inc.	12,899	1,391,673	2.17%
Nestlé S.A. – ADR	10,366	1,042,820	1.63%
		3,652,849	5.70%

Energy – 2.03%
Chevron Corp.	8,075	1,302,255	2.03%

Financials – 19.38%
Berkshire Hathaway, Inc., Class B (a)	7,684	3,048,473	4.76%
BlackRock, Inc.	2,563	1,934,142	3.02%
Fiserv, Inc. (a)	11,234	1,715,095	2.68%
The Charles Schwab Corp.	22,741	1,681,697	2.63%
The Progressive Corp.	10,503	2,187,250	3.41%
Visa, Inc., Class A	6,861	1,842,933	2.88%
		12,409,590	19.38%

Health Care – 2.24%
Johnson & Johnson	6,402	925,665	1.45%
Pfizer, Inc.	19,668	503,894	0.79%
		1,429,559	2.24%

Industrials – 8.87%
FedEx Corp.	5,492	1,437,696	2.24%
Norfolk Southern Corp.	7,344	1,691,470	2.64%
Old Dominion Freight Line, Inc.	5,463	992,682	1.55%
Republic Services, Inc.	8,148	1,561,972	2.44%
		5,683,820	8.87%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number of Shares/		% of
	Par Amount	Value	Net Assets
Information Technology – 7.28%
Apple, Inc.	13,715	$2,336,076	3.65%
Cisco Systems, Inc.	18,152	852,781	1.33%
Texas Instruments, Inc.	8,332	1,469,931	2.30%
		4,658,788	7.28%

Materials – 9.02%
Air Products and Chemicals, Inc.	7,920	1,871,814	2.92%
Albemarle Corp.	6,064	729,560	1.14%
Martin Marietta Materials, Inc.	2,907	1,706,612	2.66%
NewMarket Corp.	2,791	1,470,634	2.30%
		5,778,620	9.02%
Total Common Stocks
(Cost $24,817,116)		43,748,452	68.31%

CORPORATE BONDS – 12.90%

Communication Services – 1.42%
AT&T, Inc., 4.250%, 3/1/2027	550,000	534,180	0.84%
Comcast Corp., 4.650%, 2/15/2033	250,000	236,727	0.37%
T-Mobile USA, Inc., 3.875%, 4/15/2030	150,000	137,263	0.21%
		908,170	1.42%

Consumer Discretionary – 1.01%
Lowe’s Companies, Inc., 2.625%, 4/1/2031	325,000	272,418	0.43%
Starbucks Corp., 3.500%, 3/1/2028	400,000	375,005	0.58%
		647,423	1.01%

Energy – 0.61%
The Williams Companies, Inc., 2.600%, 3/15/2031	475,000	393,328	0.61%

Financials – 5.70%
Aflac, Inc., 3.600%, 4/1/2030	300,000	272,987	0.43%
Bank of America Corp., 2.299% to 07/21/2031 then
SOFR + 1.220%, 07/21/2032 (b)	575,000	458,581	0.72%
Huntington Bancshares, Inc.
4.000%, 5/15/2025	365,000	358,054	0.56%
2.550%, 2/4/2030	525,000	437,774	0.68%
JPMorgan Chase & Co., 2.069% to 06/01/2028 then
SOFR + 1.015%, 06/01/2029 (b)	325,000	284,089	0.44%

The accompanying notes are an integral part of these financial statements.

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CORPORATE BONDS			% of
	Par Amount	Value	Net Assets
Financials (Continued)
Morgan Stanley
1.593% to 05/04/2026 then SOFR + 0.879%, 05/04/2027 (b)	295,000	$272,049	0.42%
2.239% to 07/21/2031 then SOFR + 1.178%, 07/21/2032 (b)	330,000	262,457	0.41%
PayPal Holdings, Inc., 2.850%, 10/1/2029	375,000	332,995	0.52%
Prudential Financial, Inc., 3.878%, 3/27/2028	260,000	247,118	0.39%
Regions Financial Corp., 1.800%, 8/12/2028	325,000	276,267	0.43%
State Street Corp., 4.821% to 01/26/2033 then
SOFR + 1.567%, 01/26/2034 (b)	175,000	165,156	0.26%
The Goldman Sachs Group, Inc., 4.223% to 05/01/2028 then
3 Month CME Term SOFR + 1.563%, 05/01/2029 (b)	300,000	284,634	0.44%
		3,652,161	5.70%

Health Care – 1.58%
Edwards Lifesciences Corp., 4.300%, 6/15/2028	700,000	671,856	1.05%
Regeneron Pharmaceuticals, Inc., 1.750%, 9/15/2030	425,000	339,319	0.53%
		1,011,175	1.58%

Industrials – 1.03%
General Electric Co., 3.625%, 5/1/2030	380,000	339,243	0.53%
The Boeing Co., 2.196%, 2/4/2026	225,000	209,915	0.33%
The Timken Co., 6.875%, 5/8/2028	110,000	111,050	0.17%
		660,208	1.03%

Information Technology – 1.55%
Autodesk, Inc., 2.850%, 1/15/2030	675,000	588,371	0.92%
Broadcom, Inc., 4.110%, 9/15/2028	425,000	403,249	0.63%
		991,620	1.55%
Total Corporate Bonds
(Cost $9,319,990)		8,264,085	12.90%

MORTGAGE-BACKED SECURITIES – 2.89%

Federal Agency Mortgage-Backed Obligations – 2.89%
Fannie Mae Pool
3.000%, AU4405, 10/1/2043	764,049	656,785	1.04%
3.500%, AB4300, 1/1/2042	136,187	122,284	0.19%
6.000%, 928831, 10/1/2037	71,738	71,799	0.11%
Fannie Mae REMICS
Series 2013-52, 1.250%, 6/25/2043	35,263	28,044	0.04%
Series 2012-16, 2.000%, 11/25/2041	31,910	27,408	0.04%

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

MORTGAGE-BACKED SECURITIES			% of
	Par Amount	Value	Net Assets
Federal Agency Mortgage-Backed Obligations (Continued)
Freddie Mac Gold Pool
5.500%, G02922, 4/1/2037	26,206	$26,133	0.04%
3.000%, Q08238, 5/1/2042	410,518	354,414	0.55%
3.000%, Q11129, 9/1/2042	496,823	430,475	0.67%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	7,383	7,105	0.01%
Series 4309, 2.000%, 10/15/2043	27,286	24,269	0.04%
Series 3870, 2.750%, 1/15/2041	7,571	7,269	0.01%
Series 4322, 3.000%, 5/15/2043	35,553	33,991	0.05%
Government National Mortgage Association,
Series 2013-24, 1.750%, 2/16/2043	73,413	61,782	0.10%

Total Mortgage-Backed Securities
(Cost $2,127,075)		1,851,758	2.89%

U.S. TREASURY OBLIGATIONS – 14.26%

U.S. Treasury Notes – 14.26%
0.625%, 03/31/2027	450,000	398,566	0.62%
0.750%, 04/30/2026	1,000,000	919,199	1.44%
1.250%, 12/31/2026	625,000	568,347	0.89%
1.625%, 05/15/2031	350,000	286,378	0.45%
1.875%, 07/31/2026	1,550,000	1,448,403	2.26%
2.750%, 08/15/2032	300,000	260,098	0.41%
3.000%, 10/31/2025	450,000	436,131	0.68%
3.375%, 05/15/2033	200,000	180,723	0.28%
3.500%, 02/15/2033	225,000	205,743	0.32%
3.625%, 05/15/2026	350,000	340,525	0.53%
4.000%, 01/31/2029	225,000	217,964	0.34%
4.000%, 02/15/2034	400,000	378,719	0.59%
4.125%, 10/31/2027	400,000	390,781	0.61%
4.125%, 09/30/2027	275,000	268,850	0.42%
4.125%, 11/15/2032	500,000	479,990	0.75%
4.375%, 11/30/2028	550,000	541,546	0.85%
4.500%, 11/15/2033	275,000	270,939	0.42%
4.625%, 11/15/2026	500,000	496,152	0.77%
4.875%, 11/30/2025	1,050,000	1,045,612	1.63%

Total U.S. Treasury Obligations
(Cost $9,585,203)		9,134,666	14.26%

The accompanying notes are an integral part of these financial statements.

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9

SHORT-TERM INVESTMENTS – 1.45%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.45%
First American Government Obligations Fund – Class X, 5.227% (c)	927,922	$927,922	1.45%

Total Short-Term Investments
(Cost $927,922)		927,922	1.45%

Total Investments
(Cost $46,777,306) – 99.81%		63,926,883	99.81%
Other Assets in Excess of Liabilities – 0.19%		118,687	0.19%

TOTAL NET ASSETS – 100.00%		$64,045,570	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
SOFR – Secured Overnight Financial Rate
(a)	Non-income producing security.
(b)	Variable rate security; rate disclosed is the rate as of April 30, 2024.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

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10

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,088,152	$—	$—	$3,088,152
Consumer Discretionary	5,744,819	—	—	5,744,819
Consumer Staples	3,652,849	—	—	3,652,849
Energy	1,302,255	—	—	1,302,255
Financials	12,409,590	—	—	12,409,590
Health Care	1,429,559	—	—	1,429,559
Industrials	5,683,820	—	—	5,683,820
Information Technology	4,658,788	—	—	4,658,788
Materials	5,778,620	—	—	5,778,620
Total Common Stocks	$43,748,452	$—	$—	$43,748,452
Corporate Bonds
Communication Services	$—	$908,170	$—	$908,170
Consumer Discretionary	—	647,423	—	647,423
Energy	—	393,328	—	393,328
Financials	—	3,652,161	—	3,652,161
Health Care	—	1,011,175	—	1,011,175
Industrials	—	660,208	—	660,208
Information Technology	—	991,620	—	991,620
Total Corporate Bonds	$—	$8,264,085	$—	$8,264,085
Mortgage-Backed Securities
Federal Agency Mortgage-Backed Obligations	$—	$1,851,758	$—	$1,851,758
Total Mortgage-Backed Securities	$—	$1,851,758	$—	$1,851,758
U.S. Treasury Obligations
U.S. Treasury Notes	$—	$9,134,666	$—	$9,134,666
Total U.S. Treasury Obligations	$—	$9,134,666	$—	$9,134,666
Short-Term Investments
Money Market Funds	$927,922	$—	$—	$927,922
Total Short-Term Investments	$927,922	$—	$—	$927,922
Total Investments	$44,676,374	$19,250,509	$—	$63,926,883

The accompanying notes are an integral part of these financial statements.

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(This Page Intentionally Left Blank.)

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12

STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $46,777,306)	$63,926,883
Dividends and interest receivable	240,972
Receivable for fund shares sold	1,650
Prepaid expenses and other assets	20,032
Total assets	64,189,537

LIABILITIES:
Payable for fund shares redeemed	44,886
Payable to advisor	43,469
Payable to administrator	11,337
Payable to auditor	11,286
Accrued distribution fees	6,559
Accrued service fees	2,773
Accrued trustees fees	5,452
Accrued expenses and other payables	18,205
Total liabilities	143,967
NET ASSETS	$64,045,570

NET ASSETS CONSISTS OF:
Capital stock	$43,145,454
Total distributable earnings	20,900,116
Total net assets	$64,045,570

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$33,054,799
Shares issued and outstanding	2,309,989
Net asset value, offering price, and redemption price per share	$14.31

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$30,990,771
Shares issued and outstanding	2,308,724
Net asset value, offering price, and redemption price per share	$13.42

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$403,074
Interest income	339,729
Total investment income	742,803

EXPENSES:
Investment advisory fees (See Note 5)	273,830
Sub-transfer agent expenses – Investor Class (See Note 5)	35,928
Sub-transfer agent expenses – Institutional Class (See Note 5)	15,147
Administration, accounting, custody, and transfer agent fees (See Note 5)	36,630
Distribution fees – Investor Class (See Note 5)	26,155
Service fees – Investor Class (See Note 5)	17,437
Federal and state registration fees	15,566
Audit fees	11,284
Trustees’ fees and expenses	11,194
Compliance expense (See Note 5)	9,574
Reports to shareholders	6,238
Legal fees	1,010
Other expenses	7,010
Total expenses	467,003
NET INVESTMENT INCOME	$275,800

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:	$3,925,534
Net change in unrealized appreciation/depreciation on investments:	3,013,628
Net gain on investments	6,939,162
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,214,962

(1)	Net of foreign taxes withheld of $5,333.

The accompanying notes are an integral part of these financial statements.

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14

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$275,800	$740,773
Net realized gain on investments	3,925,534	6,577,550
Net change in unrealized
appreciation/depreciation on investments	3,013,628	(3,501,366)
Net increase in net assets resulting from operations	7,214,962	3,816,957

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(2,998,760)	(1,298,637)
Distributable earnings – Institutional Class	(2,924,394)	(1,743,953)
Total distributions	(5,923,154)	(3,042,590)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	190,905	316,740
Proceeds from shares subscribed – Institutional Class	1,316,014	1,100,458
Dividends reinvested – Investor Class	2,897,606	1,260,827
Dividends reinvested – Institutional Class	2,472,133	1,285,409
Cost of shares redeemed – Investor Class	(4,939,492)	(6,701,151)
Cost of shares redeemed – Institutional Class	(8,183,882)	(15,950,410)
Net decrease in net assets derived
from capital share transactions	(6,246,716)	(18,688,127)
TOTAL DECREASE IN NET ASSETS	(4,954,908)	(17,913,760)

NET ASSETS:
Beginning of period	69,000,478	86,914,238
End of period	$64,045,570	$69,000,478

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	13,292	22,144
Shares sold – Institutional Class	98,482	81,665
Shares issued to holders as reinvestment
of dividends – Investor Class	209,532	88,230
Shares issued to holders as reinvestment
of dividends – Institutional Class	190,132	95,776
Shares redeemed – Investor Class	(345,569)	(462,960)
Shares redeemed – Institutional Class	(604,233)	(1,168,441)
Net decrease in shares outstanding	(438,364)	(1,343,586)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.10

Income from investment operations:
Net investment income(1)	0.05
Net realized and unrealized gains (losses) on investments	1.41
Total from investment operations	1.46

Less distributions:
Dividends from net investment income	(0.04)
Dividends from net realized gains	(1.21)
Total distributions	(1.25)
Net asset value, end of period	$14.31

TOTAL RETURN	10.68	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$33.05
Ratio of expenses to average net assets	1.54	%(3)
Ratio of net investment income to average net assets	0.63	%(3)
Portfolio turnover rate(4)	8	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$14.06	$17.26	$15.12	$15.72	$15.82

0.10	0.08	0.09	0.16	0.18
0.42	(2.09)	3.01	0.40	1.02
0.52	(2.01)	3.10	0.56	1.20

(0.10)	(0.08)	(0.10)	(0.16)	(0.17)
(0.38)	(1.11)	(0.86)	(1.00)	(1.13)
(0.48)	(1.19)	(0.96)	(1.16)	(1.30)
$14.10	$14.06	$17.26	$15.12	$15.72

3.67%	-12.60%	21.24%	3.74%	8.39%

$34.29	$39.17	$53.97	$51.29	$93.51
1.52%	1.51%	1.49%	1.49%	1.46%
0.71%	0.53%	0.54%	1.08%	1.16%
11%	15%	26%	22%	16%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.23

Income from investment operations:
Net investment income(1)	0.07
Net realized and unrealized gains (losses) on investments	1.32
Total from investment operations	1.39

Less distributions:
Dividends from net investment income	(0.06)
Dividends from net realized gains	(1.14)
Total distributions	(1.20)
Net asset value, end of period	$13.42

TOTAL RETURN	10.85	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$30.99
Ratio of expenses to average net assets	1.18	%(3)
Ratio of net investment income to average net assets	0.99	%(3)
Portfolio turnover rate(4)	8	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$13.21	$16.22	$14.22	$14.80	$14.93

0.15	0.13	0.14	0.20	0.22
0.38	(1.97)	2.83	0.38	0.96
0.53	(1.84)	2.97	0.58	1.18

(0.15)	(0.13)	(0.16)	(0.22)	(0.24)
(0.36)	(1.04)	(0.81)	(0.94)	(1.07)
(0.51)	(1.17)	(0.97)	(1.16)	(1.31)
$13.23	$13.21	$16.22	$14.22	$14.80

3.99%	-12.25%	21.68%	4.16%	8.76%

$34.71	$47.74	$66.06	$61.75	$80.40
1.15%	1.13%	1.12%	1.12%	1.09%
1.08%	0.90%	0.91%	1.44%	1.53%
11%	15%	26%	22%	16%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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20

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price

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NOTES TO THE FINANCIAL STATEMENTS

reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a

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security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $1,420,210 and $13,595,159, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024, were $3,692,020 and $3,152,554, respectively.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to a sub-advisor, The London Company of Virginia, LLC, and has delegated the day-to-day management of the fixed income allocation of the Fund to a sub-advisor, FCI Advisors. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2024, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.33% of the daily net assets of the equity allocation of the Fund and 0.27% of the daily net assets of the fixed income allocation of the Fund.

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NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$55,103,252
Gross tax unrealized appreciation	$18,175,094
Gross tax unrealized depreciation	(4,253,750)
Net tax unrealized appreciation/(depreciation)	$13,921,344
Undistributed ordinary income	$14,821
Undistributed long-term capital gains	5,672,143
Total distributable earnings	$5,686,964
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$19,608,308

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$250,991	$743,879
Long-term capital gains	5,672,163	2,298,711
Total distributions	$5,923,154	$3,042,590

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,106.80	$8.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.72

Institutional Class
Actual	$1,000.00	$1,108.50	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.92

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.54% for Investor Class shares or 1.18% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”), the sub-advisory agreement for the equity allocation of the Fund between the Advisor and The London Company, LLC, and the sub-advisory agreement for the fixed income allocation of the Fund between the Advisor and FCI Advisors (with The London Company, LLC and FCI Advisors each herein referred to individually as a “Sub-Advisor” and together as the “Sub-Advisors”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	Summaries of the advisory and sub-advisory agreements;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisors and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from each Sub-Advisor;

(10)	Summaries of each Sub-Advisor’s questionnaire and relevant information from such Sub-Advisor’s Form ADV;

(11)	Financial information for the holding company of each Sub-Advisor; and

(12)	Each Sub-Advisor’s Code of Ethics.
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All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisors;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisors;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisors from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisors for the Fund, and the Sub-Advisors act as the portfolio managers for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisors and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisors and the Fund’s other service providers, as feasible, monitors incidents of abusive trading

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of each Sub-Advisor, reviews the Fund’s investment performance, and monitors each Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summaries prepared by the Sub-Advisors of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by each Sub-Advisor. Based on this review and an assessment of each Sub-Advisor’s performance, the Trustees concluded that each Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by each Sub-Advisor and that the nature and extent of the services provided by each Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

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(a)	Each Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, each Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	Each Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)
For each annual report of the Fund, each Sub-Advisor prepares a written summary of the Fund’s performance (with respect to the equity allocation or the fixed income allocation, as applicable) during the most recent 12-month period.

(d)
Each Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisors. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisors, involves more comprehensive and substantive duties than the duties of the Sub-Advisors. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisors. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisors is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisors manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as a fund’s assets grow.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisors, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisors are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisors from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisors may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisors from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisors’ own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisors could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisors, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisors’ written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY BALANCED FUND

Investor Class  HBFBX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	14
Expense Example	21
Proxy Voting Policy and Proxy Voting Records	22
Availability of Quarterly Portfolio Schedule	22
Federal Tax Distribution Information	22
Important Notice Regarding Delivery of Shareholder Documents	22
Go Paperless with eDelivery	22
Board Approval of Investment Advisory Agreement	23

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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2

LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	6.68%	5.43%	2.37%	3.62%
50/50 Blended DJIA/Treasury Index	8.98%	9.02%	6.03%	6.40%
Dow Jones Industrial Average	15.58%	13.25%	9.61%	11.10%

Expense ratio: 1.85%

(1)   Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index, which comprises U.S. Treasury securities maturing in approximately one year. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 4.935%, 11/29/2024	29.39%
U.S. Treasury Bill, 5.285%, 06/13/2024	9.51%
U.S. Treasury Bill, 4.570%, 01/23/2025	8.44%
Dow, Inc.	5.08%
Chevron Corp.	5.08%
The Coca-Cola Co.	5.02%
3M Co.	4.92%
Verizon Communications, Inc.	4.82%
International Business Machines Corp.	4.70%
Amgen, Inc.	4.59%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 48.24%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.82%
Verizon Communications, Inc.	15,300	$604,197	4.82%

Consumer Staples – 9.15%
The Coca-Cola Co.	10,200	630,054	5.02%
Walgreens Boots Alliance, Inc.	29,250	518,603	4.13%
		1,148,657	9.15%

Energy – 5.08%
Chevron Corp.	3,950	637,016	5.08%

Financials – 3.91%
The Goldman Sachs Group, Inc.	1,150	490,717	3.91%

Health Care – 7.36%
Amgen, Inc.	2,100	575,274	4.59%
Johnson & Johnson	2,400	347,016	2.77%
		922,290	7.36%

Industrials – 4.92%
3M Co.	6,400	617,664	4.92%

Information Technology – 7.92%
Cisco Systems, Inc.	8,600	404,028	3.22%
International Business Machines Corp.	3,550	590,010	4.70%
		994,038	7.92%

Materials – 5.08%
Dow, Inc.	11,200	637,280	5.08%

Total Common Stocks
(Cost $5,946,927)		6,051,859	48.24%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 52.16%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 0.84%
First American Government Obligations Fund – Class X, 5.227% (a)	105,743	$105,743	0.84%

U.S. Treasury Bills – 51.32%
5.280%, 05/16/2024 (b)	500,000	499,023	3.98%
5.285%, 06/13/2024 (b)	1,200,000	1,192,934	9.51%
4.935%, 11/29/2024 (b)	3,800,000	3,685,984	29.39%
4.570%, 01/23/2025 (b)	1,100,000	1,059,374	8.44%
		6,437,315	51.32%
Total Short-Term Investments
(Cost $6,555,820)		6,543,058	52.16%

Total Investments
(Cost $12,502,747) – 100.40%		12,594,917	100.40%
Liabilities in Excess of Other Assets – (0.40)%		(50,473)	(0.40)%

TOTAL NET ASSETS – 100.00%		$12,544,444	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2024.
(b)	The rate listed is the discount rate at issue.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$604,197	$—	$—	$604,197
Consumer Staples	1,148,657	—	—	1,148,657
Energy	637,016	—	—	637,016
Financials	490,717	—	—	490,717
Health Care	922,290	—	—	922,290
Industrials	617,664	—	—	617,664
Information Technology	994,038	—	—	994,038
Materials	637,280	—	—	637,280
Total Common Stocks	$6,051,859	$—	$—	$6,051,859
Short-Term Investments
Money Market Funds	$105,743	$—	$—	$105,743
U.S. Treasury Bills	—	6,437,315	—	6,437,315
Total Short-Term Investments	$105,743	$6,437,315	$—	$6,543,058
Total Investments	$6,157,602	$6,437,315	$—	$12,594,917

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2024(Unaudited)

ASSETS:
Investments in securities, at value (cost $12,502,747)	$12,594,917
Dividends and interest receivable	10,347
Receivable for securities sold	102,721
Prepaid expenses and other assets	15,204
Total assets	12,723,189

LIABILITIES:
Payable for securities purchased	146,230
Payable to auditor	11,280
Payable to advisor	6,203
Accrued trustees fees	5,307
Payable to administrator	3,786
Accrued distribution fees	1,700
Accrued service fees	1,034
Payable for fund shares redeemed	100
Accrued expenses and other payables	3,105
Total liabilities	178,745
NET ASSETS	$12,544,444

NET ASSETS CONSIST OF:
Capital stock	$12,170,920
Total distributable earnings	373,524
Total net assets	$12,544,444

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,544,444
Shares issued and outstanding	1,073,219
Net asset value, offering price, and redemption price per share	$11.69

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income	$147,202
Interest income	174,590
Total investment income	321,792

EXPENSES:
Investment advisory fees (See Note 5)	41,538
Administration, accounting, custody, and transfer agent fees (See Note 5)	12,110
Audit fees	11,284
Trustees’ fees and expenses	10,732
Distribution fees – Investor Class (See Note 5)	10,384
Compliance expense (See Note 5)	9,574
Federal and state registration fees	9,312
Service fees – Investor Class (See Note 5)	6,923
Reports to shareholders	3,004
Sub-transfer agent expenses – Investor Class (See Note 5)	2,462
Interest expense (See Note 7)	1,767
Legal fees	280
Other expenses	2,360
Total expenses	121,730
NET INVESTMENT INCOME	$200,062

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$282,286
Net change in unrealized appreciation/depreciation on investments	392,813
Net gain on investments	675,099
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$875,161

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$200,062	$281,960
Net realized gain on investments	282,286	24,850
Net change in unrealized
appreciation/depreciation on investments	392,813	(338,727)
Net increase (decrease) in net
assets resulting from operations	875,161	(31,917)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(215,319)	(743,448)
Total distributions	(215,319)	(743,448)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,458,732	1,168,635
Dividends reinvested – Investor Class	208,550	729,717
Cost of shares redeemed – Investor Class	(5,074,429)	(1,723,755)
Net increase (decrease) in net assets
derived from capital share transactions	(407,147)	174,597
TOTAL INCREASE (DECREASE) IN NET ASSETS	252,695	(600,768)

NET ASSETS:
Beginning of period	12,291,749	12,892,517
End of period	$12,544,444	$12,291,749

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	380,164	102,839
Shares issued to holders as reinvestment
of dividends – Investor Class	17,635	63,200
Shares redeemed – Investor Class	(430,419)	(150,502)
Net increase (decrease) in shares outstanding	(32,620)	15,537

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$11.12

Income from investment operations:
Net investment income(1)	0.17
Net realized and unrealized gains (losses) on investments	0.57
Total from investment operations	0.74

Less distributions:
Dividends from net investment income	(0.16)
Dividends from net realized gains	(0.01)
Total distributions	(0.17)
Net asset value, end of period	$11.69

TOTAL RETURN	6.68	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$12.54
Ratio of expenses to average net assets	1.76	%(3)
Ratio of net investment income to average net assets	2.89	%(3)
Portfolio turnover rate	49	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$11.82	$12.39	$10.84	$12.38	$12.34

0.26	0.06	0.02	0.12	0.13
(0.27)	(0.15)	1.56	(1.04)	0.59
(0.01)	(0.09)	1.58	(0.92)	0.72

(0.25)	(0.05)	(0.03)	(0.12)	(0.13)
(0.44)	(0.43)	—	(0.50)	(0.55)
(0.69)	(0.48)	(0.03)	(0.62)	(0.68)
$11.12	$11.82	$12.39	$10.84	$12.38

-0.22%	-0.70%	14.62%	-7.84%	6.05%

$12.29	$12.89	$13.53	$11.99	$12.30
1.84%	1.80%	1.85%	1.89%	1.88%
2.26%	0.49%	0.17%	1.05%	1.04%
22%	29%	31%	42%	52%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).	Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the

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NOTES TO THE FINANCIAL STATEMENTS

amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual

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restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed

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NOTES TO THE FINANCIAL STATEMENTS

transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $3,306,574 and $3,669,967, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services,

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the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy

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NOTES TO THE FINANCIAL STATEMENTS

Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund had an outstanding average daily balance and a weighted average interest rate of $41,110 and 8.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2024, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the six months ended April 30, 2024, was $1,616,000. As of April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$12,638,263
Gross tax unrealized appreciation	$698,724
Gross tax unrealized depreciation	(1,022,592)
Net tax unrealized appreciation/(depreciation)	$(323,868)
Undistributed ordinary income	$24,233
Undistributed long-term capital gains	13,317
Total distributable earnings	$37,550
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$(286,318)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

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As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$201,995	$265,250
Long-term capital gains	13,324	478,198
Total distributions	$215,319	$743,448

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS /EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,066.80	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,016.11	$8.82

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.76%, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 94.82%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 94.82%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY ENERGY TRANSITION FUND

Investor Class  HNRGX
Institutional Class  HNRIX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Go Paperless with eDelivery	26
Board Approval of Investment Advisory Agreement	27

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Energy Transition Fund –
Investor Class (HNRGX)	10.20%	21.65%	11.93%	3.23%
Hennessy Energy Transition Fund –
Institutional Class (HNRIX)	10.41%	22.09%	12.27%	3.52%
S&P 500® Energy Index	11.66%	13.04%	12.67%	4.13%
S&P 500® Index	20.98%	22.66%	13.19%	12.41%

Expense ratios:	Gross 2.42%, Net 2.27%(2) (Investor Class);
Gross 2.08%, Net 1.93%(2) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
Certain service provider expenses will be voluntarily waived through July 31, 2025, at which time the arrangement will automatically terminate. In addition, the arrangement will not apply at any time the Fund’s net assets exceed $125 million.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500® Energy Index comprises those companies included in the S&P 500® that are classified in the Energy sector. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY ENERGY TRANSITION FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
ConocoPhillips	5.93%
Antero Resources Corp.	5.91%
Canadian Natural Resources Ltd.	5.83%
Freeport-McMoRan, Inc.	5.67%
EOG Resources, Inc.	5.62%
Pioneer Natural Resources Co.	5.44%
Chevron Corp.	5.42%
Diamondback Energy, Inc.	5.40%
Suncor Energy, Inc.	5.29%
NextEra Energy, Inc.	5.05%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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COMMON STOCKS – 99.63%	Number		% of
	of Shares	Value	Net Assets
Downstream – 6.67%
Phillips 66	3,500	$501,235	3.28%
Valero Energy Corp.	3,250	519,578	3.39%
		1,020,813	6.67%

Exploration & Production – 51.74%
Antero Resources Corp. (a)	26,700	908,067	5.93%
Canadian Natural Resources Ltd.	11,800	894,676	5.84%
Comstock Resources, Inc.	47,000	472,820	3.09%
ConocoPhillips	7,245	910,117	5.94%
Diamondback Energy, Inc.	4,120	828,656	5.41%
EOG Resources, Inc.	6,530	862,809	5.64%
EQT Corp.	17,600	705,584	4.61%
Marathon Oil Corp.	25,800	692,730	4.53%
Pioneer Natural Resources Co.	3,100	834,892	5.45%
Suncor Energy, Inc.	21,260	811,919	5.30%
		7,922,270	51.74%

Integrated – 6.20%
Chevron Corp.	5,157	831,669	5.43%
Exxon Mobil Corp.	1,000	118,270	0.77%
		949,939	6.20%

Midstream – 5.05%
Cheniere Energy, Inc.	4,900	773,318	5.05%

Oil Services – 19.23%
Halliburton Co.	16,650	623,875	4.07%
NOV, Inc.	19,500	360,555	2.36%
Schlumberger NV	9,310	442,039	2.89%
Solaris Oilfield Infrastructure, Inc., Class A	82,920	730,525	4.77%
TechnipFMC PLC	17,840	457,061	2.99%
Tenaris SA – ADR	10,000	329,900	2.15%
		2,943,955	19.23%

Utility – 10.74%
Freeport-McMoRan, Inc.	17,420	869,955	5.68%
NextEra Energy, Inc.	11,570	774,843	5.06%
		1,644,798	10.74%
Total Common Stocks
(Cost $9,661,656)		15,255,093	99.63%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 0.10%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.10%
First American Government Obligations Fund – Class X, 5.227% (b)	15,689	$15,689	0.10%

Total Short-Term Investments
(Cost $15,689)		15,689	0.10%

Total Investments
(Cost $9,677,345) – 99.73%		15,270,782	99.73%
Other Assets in Excess of Liabilities – 0.27%		41,190	0.27%

TOTAL NET ASSETS – 100.00%		$15,311,972	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Downstream	$1,020,813	$—	$—	$1,020,813
Exploration & Production	7,922,270	—	—	7,922,270
Integrated	949,939	—	—	949,939
Midstream	773,318	—	—	773,318
Oil Services	2,943,955	—	—	2,943,955
Utility	1,644,798	—	—	1,644,798
Total Common Stocks	$15,255,093	$—	$—	$15,255,093
Short-Term Investments
Money Market Funds	$15,689	$—	$—	$15,689
Total Short-Term Investments	$15,689	$—	$—	$15,689
Total Investments	$15,270,782	$—	$—	$15,270,782

The accompanying notes are an integral part of these financial statements.

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8

STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $9,677,345)	$15,270,782
Dividends and interest receivable	2,882
Receivable for fund shares sold	15,961
Receivable for securities sold	46,725
Prepaid expenses and other assets	19,305
Total assets	15,355,655

LIABILITIES:
Payable for fund shares redeemed	69
Payable to advisor	15,991
Payable to auditor	11,649
Accrued distribution fees	1,861
Accrued service fees	634
Accrued trustees fees	5,310
Accrued expenses and other payables	8,169
Total liabilities	43,683
NET ASSETS	$15,311,972

NET ASSETS CONSISTS OF:
Capital stock	$46,975,122
Accumulated deficit	(31,663,150)
Total net assets	$15,311,972

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$7,573,902
Shares issued and outstanding	283,797
Net asset value, offering price, and redemption price per share	$26.69

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$7,738,070
Shares issued and outstanding	284,000
Net asset value, offering price, and redemption price per share	$27.25

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$257,982
Interest income	5,270
Total investment income	263,252

EXPENSES:
Investment advisory fees (See Note 5)	99,008
Federal and state registration fees	15,222
Administration, accounting, custody, and transfer agent fees (See Note 5)	13,288
Sub-transfer agent expenses – Investor Class (See Note 5)	7,962
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,951
Audit fees	11,648
Trustees’ fees and expenses	10,738
Compliance expense (See Note 5)	9,574
Distribution fees – Investor Class (See Note 5)	5,785
Reports to shareholders	4,436
Service fees – Investor Class (See Note 5)	3,857
Interest expense (See Note 7)	3,411
Legal fees	450
Other expenses	3,276
Total expenses before waiver	193,606
Service provider expense waiver (See Note 5)	(13,288)
Net expenses	180,318
NET INVESTMENT INCOME	$82,934

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$1,833,523
Net change in unrealized appreciation/depreciation on investments	(760,330)
Net gain on investments	1,073,193
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,156,127

(1)	Net of foreign taxes withheld of $6,724.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$82,934	$190,297
Net realized gain on investments	1,833,523	1,977,506
Net change in unrealized
appreciation/depreciation on investments	(760,330)	(2,314,370)
Net increase (decrease) in
net assets resulting from operations	1,156,127	(146,567)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	—	(51,574)
Distributable earnings – Institutional Class	—	(87,195)
Total distributions	—	(138,769)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	413,419	3,946,163
Proceeds from shares subscribed – Institutional Class	593,426	2,359,407
Dividends reinvested – Investor Class	—	47,756
Dividends reinvested – Institutional Class	—	86,765
Cost of shares redeemed – Investor Class	(2,459,851)	(5,037,219)
Cost of shares redeemed – Institutional Class	(4,788,455)	(4,259,986)
Net decrease in net assets derived
from capital share transactions	(6,241,461)	(2,857,114)
TOTAL DECREASE IN NET ASSETS	(5,085,334)	(3,142,450)

NET ASSETS:
Beginning of period	20,397,306	23,539,756
End of period	$15,311,972	$20,397,306

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	16,576	166,878
Shares sold – Institutional Class	24,480	100,869
Shares issued to holders as reinvestment
of dividends – Investor Class	—	2,122
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	3,794
Shares redeemed – Investor Class	(102,952)	(221,723)
Shares redeemed – Institutional Class	(203,680)	(183,343)
Net decrease in shares outstanding	(265,576)	(131,403)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$24.22

Income from investment operations:
Net investment income (loss)(1)	0.09
Net realized and unrealized gains (losses) on investments	2.38
Total from investment operations	2.47

Less distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$26.69

TOTAL RETURN	10.20	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$7.57
Ratio of expenses to average net assets:
Before expense reimbursement	2.62	%(3)
After expense reimbursement	2.45	%(3)(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.59	%(3)
After expense reimbursement	0.76	%(3)
Portfolio turnover rate(6)	3	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Certain service provider expenses were voluntarily waived during the fiscal period.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$24.15		$18.31		$8.74		$14.08		$18.32

0.17		0.16		0.06		0.04		(0.07)
0.02		7.74		9.51		(5.38)		(4.17)
0.19		7.90		9.57		(5.34)		(4.24)

(0.12)		(2.06)		—		—		—
(0.12)		(2.06)		—		—		—
$24.22		$24.15		$18.31		$8.74		$14.08

0.81%		49.24%		109.50%		-37.93%		-23.14%

$8.96		$10.21		$6.80		$2.50		$6.83

2.42%		2.42%		2.96%		2.59%		1.97%
2.27	%(4)	2.25	%(4)	2.74	%(4)	2.03	%(4)(5)	1.97%

0.59%		0.64%		0.16%		(0.18)%		(0.46)%
0.74%		0.81%		0.38%		0.38%		(0.46)%
28%		31%		74%		73%		87%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$24.68

Income from investment operations:
Net investment income (loss)(1)	0.16
Net realized and unrealized gains (losses) on investments	2.41
Total from investment operations	2.57

Less distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$27.25

TOTAL RETURN	10.41	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$7.74
Ratio of expenses to average net assets:
Before expense reimbursement	2.28	%(3)
After expense reimbursement	2.11	%(3)(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.15	%(3)
After expense reimbursement	1.32	%(3)
Portfolio turnover rate(6)	3	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Certain service provider expenses were voluntarily waived during the fiscal period.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$24.59		$18.60		$8.85		$14.26		$18.50

0.25		0.23		0.07		0.12		(0.02)
0.02		7.87		9.68		(5.50)		(4.22)
0.27		8.10		9.75		(5.38)		(4.24)

(0.18)		(2.11)		—		(0.03)		—
(0.18)		(2.11)		—		(0.03)		—
$24.68		$24.59		$18.60		$8.85		$14.26

1.14%		49.71%		110.17%		-37.80%		-22.92%

$11.43		$13.33		$9.45		$3.82		$44.37

2.08%		2.09%		2.61%		2.01%		1.66%
1.93	%(4)	1.92	%(4)	2.39	%(4)	1.77	%(4)(5)	1.66%

0.92%		0.96%		0.22%		0.79%		(0.12)%
1.07%		1.13%		0.44%		1.03%		(0.12)%
28%		31%		74%		73%		87%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Energy Transition Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no

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NOTES TO THE FINANCIAL STATEMENTS

tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

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j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

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If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $449,218 and $6,061,869, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.25%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an

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equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund had an outstanding average daily balance and a weighted average interest rate of $79,379 and 8.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2024, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the six months ended April 30, 2024, was $2,496,000. As of April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$14,577,040
Gross tax unrealized appreciation	$6,659,122
Gross tax unrealized depreciation	(794,763)
Net tax unrealized appreciation/(depreciation)	$5,864,359
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(38,683,636)
Total accumulated gain/(loss)	$(32,819,277)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2023, the Fund had $19,987,078 in unlimited long-term and $18,433,308 in unlimited short-term capital loss carryforwards. During fiscal year 2023, the capital losses utilized by the Fund were $1,874,691.

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NOTES TO THE FINANCIAL STATEMENTS

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund deferred, on a tax basis, a late-year ordinary loss of $263,251. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$—	$138,769
Long-term capital gains	—	—
Total distributions	$—	$138,769

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,102.00	$12.80
Hypothetical (5% return before expenses)	$1,000.00	$1,012.68	$12.26

Institutional Class
Actual	$1,000.00	$1,104.10	$11.04
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.57

(1)
Expenses are equal to the Fund’s annualized expense ratio of 2.45% for Investor Class shares or 2.11% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

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WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Important Notice Regarding Delivery of Shareholder Documents	28
Go Paperless with eDelivery	28
Board Approval of Investment Advisory Agreement	29

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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2

LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Midstream Fund –
Investor Class (HMSFX)	15.91%	31.24%	9.34%	2.27%
Hennessy Midstream Fund –
Institutional Class (HMSIX)	15.95%	31.46%	9.58%	2.51%
Alerian US Midstream Energy Index	18.96%	31.28%	13.07%	5.16%
S&P 500® Index	20.98%	22.66%	13.19%	12.41%

Expense ratios:	Gross 2.03%, Net 1.78%(2)(3) (Investor Class);
Gross 1.65%, Net 1.53%(2)(3) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2025.
(3)
Certain service provider expenses will be voluntarily waived through July 31, 2025, at which time the arrangement will automatically terminate. In addition, the arrangement will not apply at any time the Fund’s net assets exceed $125 million.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian US Midstream Energy Index comprises companies that earn a majority of their cash flows from midstream activities involving energy commodities. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The Alerian US Midstream Energy Index is a servicemark of GKD Index Partners, LLC d/b/a Alerian (“Alerian”), and its use is granted under a license from Alerian. Alerian makes no express or implied warranties, representations, or promises regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Alerian indices. No party may rely on, and Alerian does not accept any liability for any errors, omissions, interruptions, or defects in, the Alerian indices or underlying data. In no event shall Alerian have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Energy Transfer LP	14.37%
Enterprise Products Partners LP	11.67%
Plains All American Pipeline LP	11.19%
MPLX LP	9.97%
Antero Midstream Corp.	7.48%
ONEOK, Inc.	7.45%
Equitrans Midstream Corp.	7.15%
Western Midstream Partners LP	6.42%
The Williams Companies, Inc.	5.50%
Kinder Morgan, Inc.	3.61%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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COMMON STOCKS – 43.25%	Number of		% of
	Shares	Value	Net Assets
Gathering & Processing – 20.55%
Antero Midstream Corp.	346,600	$4,796,944	7.77%
EnLink Midstream LLC	109,000	1,495,480	2.42%
Equitrans Midstream Corp.	338,500	4,579,905	7.42%
Targa Resources Corp.	15,900	1,813,554	2.94%
		12,685,883	20.55%

Natural Gas/NGL Transportation – 20.70%
DT Midstream, Inc.	19,800	1,231,560	2.00%
Kinder Morgan, Inc.	126,690	2,315,893	3.75%
ONEOK, Inc.	60,345	4,774,496	7.74%
TC Energy Corp.	60,000	2,151,000	3.49%
The Williams Companies, Inc.	91,952	3,527,279	5.72%
		14,000,228	20.70%
Total Common Stocks
(Cost $15,492,926)		26,686,111	43.25%

PARTNERSHIPS & TRUSTS – 58.01%

Crude Oil and Refined Products – 21.99%
MPLX LP	152,949	6,393,268	10.36%
Plains All American Pipeline LP	416,426	7,175,020	11.63%
		13,568,288	21.99%

Gathering & Processing – 6.67%
Western Midstream Partners LP	120,700	4,115,870	6.67%

Natural Gas/NGL Transportation – 29.35%
Cheniere Energy Partners LP	29,300	1,419,585	2.30%
Energy Transfer LP	585,500	9,209,915	14.93%
Enterprise Products Partners LP	266,400	7,480,512	12.12%
		18,110,012	29.35%
Total Partnerships & Trusts
(Cost $17,466,543)		35,794,170	58.01%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.50%	Number of		% of
	Shares	Value	Net Assets
Money Market Funds – 1.50%
First American Government Obligations Fund – Class X, 5.227% (a)	923,648	$923,648	1.50%

Total Short-Term Investments
(Cost $923,648)		923,648	1.50%

Total Investments
(Cost $33,883,117) – 102.76%		63,403,929	102.76%
Liabilities in Excess of Other Assets - (2.76)%		(1,698,505)	(2.76)%

TOTAL NET ASSETS – 100.00%		$61,705,424	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Gathering & Processing	$12,685,883	$—	$—	$12,685,883
Natural Gas/NGL Transportation	14,000,228	—	—	14,000,228
Total Common Stocks	$26,686,111	$—	$—	$26,686,111
Partnerships & Trusts
Crude Oil and Refined Products	$13,568,288	$—	$—	$13,568,288
Gathering & Processing	4,115,870	—	—	4,115,870
Natural Gas/NGL Transportation	18,110,012	—	—	18,110,012
Total Partnerships & Trusts	$35,794,170	$—	$—	$35,794,170
Short-Term Investments
Money Market Funds	$923,648	$—	$—	$923,648
Total Short-Term Investments	$923,648	$—	$—	$923,648
Total Investments	$63,403,929	$—	$—	$63,403,929

The accompanying notes are an integral part of these financial statements.

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8

STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $33,883,117)	$63,403,929
Dividends and interest receivable	117,126
Receivable for fund shares sold	89,911
Return of capital receivable	462,393
Prepaid expenses and other assets	20,862
Total assets	64,094,221

LIABILITIES:
Payable for fund shares redeemed	387,048
Payable to advisor	60,258
Payable to auditor	20,564
Accrued distribution fees	2,926
Accrued service fees	1,684
Accrued trustees fees	5,158
Deferred income tax	1,898,871
Accrued expenses and other payables	12,288
Total liabilities	2,388,797
NET ASSETS	$61,705,424

NET ASSETS CONSISTS OF:
Capital stock	$57,038,129
Total distributable earnings	4,667,295
Total net assets	$61,705,424

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$19,651,058
Shares issued and outstanding	1,775,079
Net asset value, offering price, and redemption price per share	$11.07

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$42,054,366
Shares issued and outstanding	3,641,379
Net asset value, offering price, and redemption price per share	$11.55

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$1,171,138
Return of capital on distributions received	(1,171,138)
Dividend income(1)	536,434
Interest income	28,410
Total investment income	564,844

EXPENSES:
Investment advisory fees (See Note 5)	318,641
Sub-transfer agent expenses – Investor Class (See Note 5)	22,285
Sub-transfer agent expenses – Institutional Class (See Note 5)	17,879
Administration, accounting, custody, and transfer agent fees (See Note 5)	31,940
Audit fees	20,566
Federal and state registration fees	16,404
Distribution fees – Investor Class (See Note 5)	13,652
Trustees’ fees and expenses	11,010
Compliance expense (See Note 5)	9,574
Service fees – Investor Class (See Note 5)	9,101
Reports to shareholders	6,866
Legal fees	644
Income tax expense	—
Other expenses	5,576
Total expenses before waivers and reimbursements	484,138
Service provider expense waiver (See Note 5)	(31,940)
Expense reimbursement by advisor – Investor Class (See Note 5)	(8,082)
Expense reimbursement by advisor – Institutional Class (See Note 5)	13,145
Net expenses	457,261
NET INVESTMENT INCOME	$107,583

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$38,397
Net change in unrealized appreciation/depreciation on investments	10,300,662
Deferred income tax	(1,898,871)
Net gain on investments	8,440,188
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,547,771

(1)	Net of foreign taxes withheld of $12,554.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income (loss)	$107,583	$(36,118)
Net realized gain on investments	38,397	4,940,132
Net change in unrealized
appreciation/deprecation on investments	8,401,791	2,693,911
Net increase in net assets resulting from operations	8,547,771	7,597,925

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	—	(1,196,626)
Return of capital – Investor Class	(885,544)	(266,609)
Distributable earnings – Institutional Class	—	(2,875,616)
Return of capital – Institutional Class	(1,838,722)	(640,689)
Total distributions	(2,724,266)	(4,979,540)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,259,761	6,315,025
Proceeds from shares subscribed – Institutional Class	1,827,085	6,346,640
Dividends reinvested – Investor Class	640,963	1,090,514
Dividends reinvested – Institutional Class	1,733,144	3,298,865
Cost of shares redeemed – Investor Class	(2,812,373)	(2,904,969)
Cost of shares redeemed – Institutional Class	(3,014,464)	(7,050,850)
Net increase in net assets derived
from capital share transactions	1,634,116	7,095,225
TOTAL INCREASE IN NET ASSETS	7,457,621	9,713,610

NET ASSETS:
Beginning of period	54,247,803	44,534,193
End of period	$61,705,424	$54,247,803

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	304,073	662,994
Shares sold – Institutional Class	164,920	637,501
Shares issued to holders as reinvestment
of dividends – Investor Class	60,397	114,390
Shares issued to holders as reinvestment
of dividends – Institutional Class	156,586	334,274
Shares redeemed – Investor Class	(265,036)	(299,262)
Shares redeemed – Institutional Class	(273,186)	(716,204)
Net increase in shares outstanding	147,754	733,693

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.02

Income from investment operations:
Net investment income (loss)(1)(2)	0.01
Net realized and unrealized gains (losses) on investments	1.55
Total from investment operations	1.56

Less distributions:
Dividends from net investment income	—
Dividends from return of capital	(0.51)
Total distributions	(0.51)
Net asset value, end of period	$11.07

TOTAL RETURN	15.91	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$19.65
Ratio of expenses to average net assets:
Before expense reimbursement	1.95	%(4)
After expense reimbursement	1.75	%(4)(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(2)	0.01	%(4)
After expense reimbursement(2)	0.21	%(4)
Portfolio turnover rate(6)	0	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(3)	Not annualized.
(4)	Annualized.
(5)	Certain service provider expenses were voluntarily waived during the fiscal period.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$9.58		$8.66		$5.55		$10.90		$12.66

(0.02)		(0.07)		(0.07)		(0.10)		(0.10)
1.49		2.02		4.21		(4.22)		(0.63)
1.47		1.95		4.14		(4.32)		(0.73)

(0.84)		(0.06)		—		—		—
(0.19)		(0.97)		(1.03)		(1.03)		(1.03)
(1.03)		(1.03)		(1.03)		(1.03)		(1.03)
$10.02		$9.58		$8.66		$5.55		$10.90

16.39%		24.03%		78.41%		-42.13%		-6.28%

$16.79		$11.47		$6.72		$3.81		$9.20

2.03%		2.05%		2.11%		2.12%		1.89%
1.78	%(5)	1.76	%(5)	1.76	%(5)	1.76	%(5)	1.76%

(0.50)%		(1.08)%		(1.26)%		(1.63)%		(0.92)%
(0.25)%		(0.79)%		(0.91)%		(1.27)%		(0.79)%
16%		33%		40%		53%		41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.43

Income from investment operations:
Net investment income (loss)(1)(2)	0.02
Net realized and unrealized gains (losses) on investments	1.61
Total from investment operations	1.63

Less distributions:
Dividends from net investment income	—
Dividends from return of capital	(0.51)
Total distributions	(0.51)
Net asset value, end of period	$11.55

TOTAL RETURN	15.95	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$42.05
Ratio of expenses to average net assets:
Before expense reimbursement	1.54	%(5)
After expense reimbursement	1.50	%(5)(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(2)	0.41	%(5)
After expense reimbursement(2)	0.45	%(5)
Portfolio turnover rate(7)	0	%(4)

(1)	Calculated using the average shares outstanding method.
(2)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(3)	Amount is between $(0.005) and $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Certain service provider expenses were voluntarily waived during the fiscal period.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$9.91		$8.90		$5.68		$11.09		$12.83

(0.00	)(3)	(0.05)		(0.05)		(0.10)		(0.09)
1.55		2.09		4.30		(4.28)		(0.62)
1.55		2.04		4.25		(4.38)		(0.71)

(0.84)		(0.06)		—		—		—
(0.19)		(0.97)		(1.03)		(1.03)		(1.03)
(1.03)		(1.03)		(1.03)		(1.03)		(1.03)
$10.43		$9.91		$8.90		$5.68		$11.09

16.67%		24.41%		78.57%		-41.93%		-6.10%

$37.46		$33.06		$30.45		$18.33		$31.78

1.65%		1.69%		1.74%		1.79%		1.56%
1.53	%(6)	1.51	%(6)	1.51	%(6)	1.51	%(6)	1.51%

(0.12)%		(0.71)%		(0.89)%		(1.55)%		(0.76)%
(0.00	)%(3)	(0.53)%		(0.66)%		(1.27)%		(0.71)%
16%		33%		40%		53%		41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it is not taxed as a regulated investment company under Subchapter M of the Code and is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund is taxed as a corporation and is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests a substantial portion of its assets in master limited partnerships (“MLPs”), which are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund includes any tax expense or benefit in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the carrying amount of assets and liabilities for income tax purposes. The Fund recognizes a valuation allowance if, based on the weight of available evidence, it is more likely than not that the Fund will not realize some portion or all of the deferred income tax assets. As of April 30, 2024, the Fund determined a valuation allowance was not required.

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund files U.S. federal income tax returns and various state income tax returns.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund typically makes cash distributions to its shareholders quarterly at the beginning of the months of March, June, September, and December. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders typically is treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including to meet Fund shareholder redemption requests as necessary.

In general, a distribution constitutes a return of capital to a shareholder rather than a dividend to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital constitutes a tax-free return of capital to the extent of a shareholder’s cost basis in Fund

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shares and thereafter generally is taxable to the shareholder as a capital gain. A return-of-capital distribution also reduces the shareholder’s cost basis in Fund shares (but not below zero). A lower cost basis means that a shareholder recognizes more gain or less loss when the shareholder eventually sells Fund shares, which increases the shareholder’s tax liability.

The Fund attempts to maintain a stable distribution rate and therefore may distribute more or less than the actual amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would increase the Fund’s net asset value (“NAV”). Correspondingly, such amounts, once distributed, decrease the Fund’s NAV. In addition, the Fund may opt not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital, as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The NAV per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

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NOTES TO THE FINANCIAL STATEMENTS

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected

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by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of

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NOTES TO THE FINANCIAL STATEMENTS

relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $1,312,286 and $0, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.10%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2025.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2024, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	2024	2025	2026	2027	Total
Investor Class	$6,093	$13,391	$19,218	$8,082	$46,784
Institutional Class	$6,462	$11,840	$ 2,585	$ 0	$20,887

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The Advisor recouped $13,145 from the Institutional Class shares during the six months ended April 30, 2024.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for

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NOTES TO THE FINANCIAL STATEMENTS

serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of April 30, 2024, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$29,083,290
Gross tax unrealized appreciation	$34,320,639
Gross tax unrealized depreciation	—
Net tax unrealized appreciation/(depreciation)	$34,320,639

As of April 30, 2024, deferred tax assets consisted of the following:

Deferred tax assets (liabilities):
Net operating losses	$726,120
Capital loss	3,517,775
Unrealized (gain) loss on investments	(6,142,766)
Total deferred tax assets, net	(1,898,871)
Valuation allowance	—
Net	$(1,878,871)

For the six months ended April 30, 2024, the Fund had an effective tax rate of 0% and a federal statutory rate of 21%, with the difference resulting from a change in the balances of the deferred tax assets and liability and the related valuation allowance applied against the deferred tax assets and liability.

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Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Fund may carry forward any net capital loss five years to offset any future realized capital gains. The Fund may carry forward indefinitely any net operating loss arising in a tax year ending after December 31, 2018. As of April 30, 2024, the Fund had $16,177,704 in capital loss carryforwards that expire as follows:

Amount	Expiration
$8,971,423	10/31/2024
7,178,863	10/31/2025
27,418	10/31/2029

As of April 30, 2024, the Fund had $3,296,533 in net operating loss carryforwards that expire as follows:

Amount	Expiration
$3,296,533	Indefinite

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate. The Fund applied this effective rate to net investment income and realized and unrealized gains on investments before taxes in computing its total income taxes.

Tax expense (benefit) at statutory rates	$2,193,795
State income tax expense, net of federal benefit	107,493
Tax expense (benefit) on permanent items(1)	(34,207)
Tax expense (benefit) on expired carryforwards	—
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	—
Change in valuation allowance	(368,210)
Total tax expense	$1,898,871

(1) Permanent items consist of dividends-received deductions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed. No income tax returns are currently under examination. Generally, the tax returns of the Fund for the prior three fiscal years are open for examination. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$—	$4,072,242
Long-term capital gains	—	—
Return of capital	2,724,266	907,298
Total distributions	$2,724,266	$4,979,540

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On June 3, 2024, distributions were declared and paid to shareholders of record on May 31, 2024, as follows:

Return of Capital
Investor Class	$0.2575
Institutional Class	$0.2575

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,159.10	$9.39
Hypothetical (5% return before expenses)	$1,000.00	$1,016.16	$8.77

Institutional Class
Actual	$1,000.00	$1,159.50	$8.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Investor Class shares or 1.50% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Go Paperless with eDelivery	26
Board Approval of Investment Advisory Agreement	27

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	10.23%	1.63%	4.61%	5.05%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(2)	10.36%	1.89%	4.93%	5.29%
AGA Stock Index	10.86%	2.41%	5.71%	6.23%
S&P 500® Index	20.98%	22.66%	13.19%	12.41%

Expense ratios: 1.00% (Investor Class); 0.71% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The AGA Stock Index is a capitalization-weighted index that consists of members of the American Gas Association whose securities are traded on a U.S. stock exchange. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
EQT Corp.	5.33%
Sempra	5.00%
The Southern Co.	4.99%
Enbridge, Inc.	4.99%
Atmos Energy Corp.	4.97%
ONEOK, Inc.	4.91%
TC Energy Corp.	4.81%
Kinder Morgan, Inc.	4.80%
Cheniere Energy, Inc.	4.75%
Berkshire Hathaway, Inc., Class A	4.74%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 99.18%	Number of		% of
	Shares	Value	Net Assets
Energy – 31.74%
Cheniere Energy, Inc.	129,317	$20,408,809	4.75%
DT Midstream, Inc.	144,500	8,987,900	2.09%
Enbridge, Inc.	603,765	21,457,808	4.99%
EQT Corp.	571,900	22,927,471	5.33%
Kinder Morgan, Inc.	1,129,101	20,639,966	4.80%
ONEOK, Inc.	267,100	21,132,952	4.91%
TC Energy Corp.	577,300	20,696,205	4.81%
Tellurian, Inc. (a)	625,190	268,895	0.06%
		136,520,006	31.74%

Financials – 4.74%
Berkshire Hathaway, Inc., Class A (a)	34	20,383,000	4.74%

Industrials – 1.02%
MDU Resources Group, Inc.	177,607	4,386,893	1.02%

Utilities – 61.68%
Algonquin Power & Utilities Corp.	104,264	637,053	0.15%
ALLETE, Inc.	375	22,208	0.01%
Alliant Energy Corp.	31,850	1,586,130	0.37%
Ameren Corp.	42,740	3,157,204	0.73%
Atmos Energy Corp.	181,486	21,397,199	4.97%
Avangrid, Inc.	83,700	3,057,561	0.71%
Avista Corp.	25,172	905,689	0.21%
Black Hills Corp.	60,947	3,345,990	0.78%
CenterPoint Energy, Inc.	439,728	12,813,674	2.98%
Chesapeake Utilities Corp.	26,258	2,779,934	0.65%
CMS Energy Corp.	166,898	10,115,688	2.35%
Consolidated Edison, Inc.	123,036	11,614,598	2.70%
Dominion Energy, Inc.	289,277	14,747,342	3.43%
DTE Energy Co.	52,304	5,770,177	1.34%
Duke Energy Corp.	104,487	10,266,893	2.39%
Entergy Corp.	3,360	358,411	0.08%
Essential Utilities, Inc.	170,300	6,229,574	1.45%
Exelon Corp.	147,331	5,536,699	1.29%
Fortis, Inc.	119,276	4,686,354	1.09%
MGE Energy, Inc.	9,879	773,723	0.18%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number of		% of
	Shares	Value	Net Assets
Utilities (Continued)
National Fuel Gas Co.	82,524	$4,382,024	1.02%
National Grid PLC – ADR	153,344	10,220,378	2.37%
New Jersey Resources Corp.	121,834	5,322,927	1.24%
NiSource, Inc.	424,081	11,814,897	2.75%
Northwest Natural Holding Co.	53,103	2,025,879	0.47%
Northwestern Energy Group, Inc.	18,298	922,951	0.21%
ONE Gas, Inc.	87,175	5,624,531	1.31%
PG&E Corp.	832,949	14,251,757	3.31%
PPL Corp.	116,019	3,185,882	0.74%
Public Service Enterprise Group, Inc.	170,890	11,805,081	2.74%
RGC Resources, Inc.	15,654	322,785	0.08%
Sempra	300,580	21,530,546	5.00%
Southwest Gas Holdings, Inc.	73,617	5,493,301	1.28%
Spire, Inc.	58,891	3,638,875	0.85%
The Southern Co.	292,300	21,484,051	4.99%
UGI Corp.	90,952	2,324,733	0.54%
Unitil Corp.	15,698	799,656	0.19%
WEC Energy Group, Inc.	177,140	14,638,850	3.40%
Xcel Energy, Inc.	106,299	5,711,445	1.33%
		265,302,650	61.68%
Total Common Stocks
(Cost $218,676,941)		426,592,549	99.18%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 0.77%	Number of		% of
	Shares	Value	Net Assets
Money Market Funds – 0.77%
First American Government Obligations Fund – Class X, 5.227% (b)	3,334,842	$3,334,842	0.77%

Total Short-Term Investments
(Cost $3,334,842)		3,334,842	0.77%

Total Investments
(Cost $222,011,783) – 99.95%		429,927,391	99.95%
Other Assets in Excess of Liabilities – 0.05%		209,279	0.05%

TOTAL NET ASSETS – 100.00%		$430,136,670	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$136,520,006	$—	$—	$136,520,006
Financials	20,383,000	—	—	20,383,000
Industrials	4,386,893	—	—	4,386,893
Utilities	265,302,650	—	—	265,302,650
Total Common Stocks	$426,592,549	$—	$—	$426,592,549
Short-Term Investments
Money Market Funds	$3,334,842	$—	$—	$3,334,842
Total Short-Term Investments	$3,334,842	$—	$—	$3,334,842
Total Investments	$429,927,391	$—	$—	$429,927,391

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $222,011,783)	$429,927,391
Dividends and interest receivable	672,736
Receivable for fund shares sold	27,975
Return of capital receivable	84,617
Prepaid expenses and other assets	33,495
Total assets	430,746,214

LIABILITIES:
Payable for fund shares redeemed	193,766
Payable to advisor	140,094
Payable to sub-transfer agents	64,465
Payable to administrator	73,599
Payable to auditor	11,280
Accrued distribution fees	62,006
Accrued service fees	31,338
Accrued trustees fees	6,581
Accrued expenses and other payables	26,415
Total liabilities	609,544
NET ASSETS	$430,136,670

NET ASSETS CONSISTS OF:
Capital stock	$232,077,952
Total distributable earnings	198,058,718
Total net assets	$430,136,670

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$384,991,222
Shares issued and outstanding	16,294,620
Net asset value, offering price, and redemption price per share	$23.63

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$45,145,448
Shares issued and outstanding	1,915,886
Net asset value, offering price, and redemption price per share	$23.56

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$7,273,943
Interest income	42,008
Total investment income	7,315,951

EXPENSES:
Investment advisory fees (See Note 5)	873,918
Sub-transfer agent expenses – Investor Class (See Note 5)	308,579
Sub-transfer agent expenses – Institutional Class (See Note 5)	28,254
Distribution fees – Investor Class (See Note 5)	289,293
Administration, accounting, custody, and transfer agent fees (See Note 5)	198,478
Service fees – Investor Class (See Note 5)	192,862
Interest expense (See Note 7)	22,291
Reports to shareholders	20,186
Federal and state registration fees	18,586
Trustees’ fees and expenses	14,710
Audit fees	11,284
Compliance expense (See Note 5)	9,574
Legal fees	4,930
Other expenses	120,774
Total expenses	2,113,719
NET INVESTMENT INCOME	$5,202,232

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$13,905,511
Net change in unrealized appreciation/depreciation on investments	23,983,703
Net gain on investments	37,889,214
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,091,446

(1)	Net of foreign taxes withheld and issuance fees of $262,277.

The accompanying notes are an integral part of these financial statements.

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10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$5,202,232	$11,286,812
Net realized gain on investments	13,905,511	20,986,535
Net change in unrealized
appreciation/depreciation on investments	23,983,703	(54,552,818)
Net increase (decrease) in
net assets resulting from operations	43,091,446	(22,279,471)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(20,219,712)	(38,297,319)
Distributable earnings – Institutional Class	(3,012,346)	(6,775,915)
Total distributions	(23,232,058)	(45,073,234)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,856,500	8,286,887
Proceeds from shares subscribed – Institutional Class	4,297,099	13,926,472
Dividends reinvested – Investor Class	19,007,223	36,097,085
Dividends reinvested – Institutional Class	2,892,941	6,392,644
Cost of shares redeemed – Investor Class	(38,856,353)	(61,097,011)
Cost of shares redeemed – Institutional Class	(21,042,236)	(48,130,570)
Net decrease in net assets derived
from capital share transactions	(30,844,826)	(44,524,493)
TOTAL DECREASE IN NET ASSETS	(10,985,438)	(111,877,198)

NET ASSETS:
Beginning of period	441,122,108	552,999,306
End of period	$430,136,670	$441,122,108

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	124,324	335,314
Shares sold – Institutional Class	188,697	578,892
Shares issued to holders as reinvestment
of dividends – Investor Class	825,027	1,467,946
Shares issued to holders as reinvestment
of dividends – Institutional Class	125,940	260,586
Shares redeemed – Investor Class	(1,688,246)	(2,499,516)
Shares redeemed – Institutional Class	(920,268)	(1,939,801)
Net decrease in shares outstanding	(1,344,526)	(1,796,579)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$22.57

Income from investment operations:
Net investment income(1)	0.27
Net realized and unrealized gains (losses) on investments	2.00
Total from investment operations	2.27

Less distributions:
Dividends from net investment income	(0.27)
Dividends from net realized gains	(0.94)
Total distributions	(1.21)
Net asset value, end of period	$23.63

TOTAL RETURN	10.23	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$384.99
Ratio of expenses to average net assets	1.00	%(3)
Ratio of net investment income to average net assets	2.34	%(3)
Portfolio turnover rate(4)	4	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$25.91	$26.09	$24.08	$29.64	$28.68

0.54	0.50	0.52	0.58	0.56
(1.70)	1.98	4.00	(4.14)	3.50
(1.16)	2.48	4.52	(3.56)	4.06

(0.53)	(0.50)	(0.57)	(0.56)	(0.62)
(1.65)	(2.16)	(1.94)	(1.44)	(2.48)
(2.18)	(2.66)	(2.51)	(2.00)	(3.10)
$22.57	$25.91	$26.09	$24.08	$29.64

-5.01%	10.14%	19.91%	-12.49%	15.28%

$384.37	$459.41	$457.31	$483.56	$764.10
1.00%	1.00%	1.00%	1.02%	1.00%
2.21%	1.88%	2.06%	2.24%	1.98%
12%	31%	15%	16%	12%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$22.51

Income from investment operations:
Net investment income(1)	0.31
Net realized and unrealized gains (losses) on investments	1.98
Total from investment operations	2.29

Less distributions:
Dividends from net investment income	(0.30)
Dividends from net realized gains	(0.94)
Total distributions	(1.24)
Net asset value, end of period	$23.56

TOTAL RETURN	10.36	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$45.15
Ratio of expenses to average net assets	0.70	%(3)
Ratio of net investment income to average net assets	2.67	%(3)
Portfolio turnover rate(4)	4	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$25.84	$26.01	$24.01	$29.56	$28.65

0.62	0.57	0.59	0.66	0.64
(1.70)	1.99	3.99	(4.13)	3.50
(1.08)	2.56	4.58	(3.47)	4.14

(0.60)	(0.58)	(0.65)	(0.64)	(0.73)
(1.65)	(2.15)	(1.93)	(1.44)	(2.50)
(2.25)	(2.73)	(2.58)	(2.08)	(3.23)
$22.51	$25.84	$26.01	$24.01	$29.56

-4.74%	10.53%	20.29%	-12.22%	15.63%

$56.75	$93.58	$63.06	$66.46	$107.18
0.71%	0.68%	0.69%	0.70%	0.69%
2.52%	2.13%	2.35%	2.57%	2.25%
12%	31%	15%	16%	12%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

HENNESSY FUNDS	1-800-966-4354
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In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected

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NOTES TO THE FINANCIAL STATEMENTS

by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of

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relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $19,371,799 and $68,801,626, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, on request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the

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performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund had an outstanding average daily balance and a weighted average interest rate of $518,725 and 8.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2024, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the six months ended April 30, 2024, was $7,362,000. As of April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$280,951,523
Gross tax unrealized appreciation	$205,117,524
Gross tax unrealized depreciation	(45,212,687)
Net tax unrealized appreciation/(depreciation)	$159,904,837
Undistributed ordinary income	$276,605
Undistributed long-term capital gains	18,017,888
Total distributable earnings	$18,294,493
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$178,199,330

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$5,214,045	$13,981,342
Long-term capital gains	18,018,013	31,091,892
Total distributions	$23,232,058	$45,073,234

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,102.30	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02

Institutional Class
Actual	$1,000.00	$1,103.60	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Investor Class shares or 0.70% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 98.24%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 21.25%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Important Notice Regarding Delivery of Shareholder Documents	26
Go Paperless with eDelivery	26
Board Approval of Investment Advisory Agreements	27

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

The Japanese stock market posted a total return of 18.50% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the six-month period ended April 30, 2024. The Japanese stock market remained range bound during November and December 2023 but turned upward from January onward due to four main developments: (1) expectations of a postponement of the Bank of Japan’s (BoJ) interest rate hikes; (2) a weakening yen against the backdrop of rising U.S. long-term interest rates; (3) buying demand from Japanese individual investors under the new tax exemption scheme (NISA); and (4) a significant capital inflow from foreign investors in anticipation of the Tokyo Stock Exchange (TSE) encouraging companies with low price-to-book ratios to focus on building shareholder value. In March 2024, the Nikkei 225 reached a milestone of 40,000 yen for the first time in its history.

Since mid-2022, companies have frequently implemented price pass-throughs amid high raw material prices, a weak yen, and rising labor costs due to structural labor shortages resulting from difficult demographic trends. Prices for a wide range of products and services – including food, steel, and accommodation – have increased, driving inflation higher and contributing to corporate earnings growth. Meanwhile, rentals and business-to-business (B2B) logistics are among the industries that do not appear to have sufficiently passed prices through. Still, we expect the trend of improving profitability through price pass-throughs to spread to these industries as inflation normalizes.

In addition, the relatively inexpensive labor force, backed by the weak yen, is attracting investment in Japan. Foreign investment in Japan is increasing due to the country’s geopolitical neutrality, lower capital expenditure costs, and the availability of skilled engineers at affordable salaries. Japan aims to double its inward foreign direct investment balance by 2030, reaching 12% of GDP. TSMC, the world’s largest semiconductor contract manufacturer, constructed a plant in Kumamoto and is considering building two more in Japan. Rapidus, a consortium of Japanese companies and the government, is also building a semiconductor fabrication facility in Hokkaido. These investments are expected to stimulate the local economy, create jobs, and potentially lead to “good inflation” with higher real wages.

Immediate concerns include the Middle East and Ukraine conflicts, the geopolitical uncertainty smoldering ahead of various elections, and the impact of the slowdown in the Chinese economy. However, a gradual recovery in the global economy is expected due to factors such as expectations of monetary policy relaxation in the U.S. In the Japanese market, as previously mentioned, the BoJ has raised its policy interest rate as the first step in normalizing its monetary policy. That indicates a virtuous cycle of wage and price increases in the Japanese economy, creating an environment that is conducive to improved earnings.

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2

LETTER TO SHAREHOLDERS

Thank you for your continued confidence and investment in the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Sincerely,

Masakazu Takeda	Takenari Okumura
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Fund;	Hennessy Japan Small Cap Fund;
Fund Manager	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

The opinions expressed are those of Masakazu Takeda and Takenari Okumura and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change. A non-diversified fund, which may concentrate its assets in fewer individual holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments within one country, one sector, or a small group of industries, such as Japan, may be subject to a higher degree of market risk.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The Nikkei 225 is a price-weighted average of 225 top-rated companies listed on the First Section of the Tokyo Stock Exchange. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

Price-to-book ratio is a valuation measure calculated by dividing a company’s market price per share by its book value per share.

Current and future holdings are subject to risk. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	23.37%	25.30%	3.91%	8.45%
Hennessy Japan Fund –
Institutional Class (HJPIX)	23.62%	25.80%	4.31%	8.84%
Russell/Nomura Total Market™ Index	17.94%	17.79%	6.39%	6.88%
Tokyo Stock Price Index (TOPIX)	18.50%	18.00%	6.27%	6.74%

Expense ratios: 1.45% (Investor Class); 1.05% (Institutional Class)

(1)   Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index represents approximately 98% of the investable Japan equity market. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Hitachi Ltd.	7.48%
Mitsubishi Corp.	7.09%
Tokyo Electron Ltd.	5.59%
MS&AD Insurance Group Holdings, Inc.	5.45%
Tokio Marine Holdings, Inc.	5.40%
Recruit Holdings Co. Ltd.	5.28%
Mitsubishi UFJ Financial Group, Inc.	5.15%
Shin-Etsu Chemical Co. Ltd.	5.01%
ORIX Corp.	4.99%
Seven & i Holdings Co. Ltd.	4.82%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 97.50%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.21%
Nippon Telegraph & Telephone Corp.	4,299,700	$4,642,225	1.21%

Consumer Discretionary – 8.65%
Asics Corp.	133,100	5,704,979	1.49%
Fast Retailing Co. Ltd.	49,100	12,838,131	3.34%
Sony Group Corp.	177,400	14,662,353	3.82%
		33,205,463	8.65%

Consumer Staples – 9.19%
Rohto Pharmaceutical Co. Ltd.	603,200	11,768,696	3.06%
Seven & i Holdings Co. Ltd.	1,431,000	18,490,238	4.82%
Unicharm Corp.	169,000	5,021,523	1.31%
		35,280,457	9.19%

Financials – 28.35%
Japan Exchange Group, Inc.	421,100	9,862,383	2.57%
Mitsubishi UFJ Financial Group, Inc.	1,983,200	19,755,363	5.15%
MS&AD Insurance Group Holdings, Inc.	1,162,800	20,906,034	5.45%
ORIX Corp.	935,700	19,149,490	4.99%
Sompo Holdings, Inc.	928,900	18,383,053	4.79%
Tokio Marine Holdings, Inc.	655,900	20,730,635	5.40%
		108,786,958	28.35%

Health Care – 4.66%
Hoya Corp.	12,000	1,391,278	0.36%
Olympus Corp.	700,200	9,753,592	2.54%
Santen Pharmaceutical Co. Ltd.	611,700	5,908,464	1.54%
Terumo Corp.	50,400	854,992	0.22%
		17,908,326	4.66%

Industrials – 24.19%
Daikin Industries, Ltd.	122,000	16,651,942	4.34%
Hitachi Ltd.	311,100	28,702,303	7.48%
Mitsubishi Corp.	1,189,400	27,201,080	7.09%
Recruit Holdings Co. Ltd.	470,600	20,267,499	5.28%
		92,822,824	24.19%

Information Technology – 13.92%
Keyence Corp.	21,300	9,367,098	2.44%
Renesas Electronics Corp.	867,500	14,084,515	3.67%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Socionext, Inc.	292,200	$8,542,653	2.22%
Tokyo Electron Ltd.	97,800	21,452,031	5.59%
		53,446,297	13.92%

Materials – 7.33%
Nissan Chemical Corp.	260,900	8,893,606	2.32%
Shin-Etsu Chemical Co. Ltd.	496,800	19,230,601	5.01%
		28,124,207	7.33%
Total Common Stocks
(Cost $262,206,114)		374,216,757	97.50%

SHORT-TERM INVESTMENTS – 1.76%

Money Market Funds – 1.76%
First American Government Obligations Fund – Class X, 5.227% (a)	6,770,485	6,770,485	1.76%

Total Short-Term Investments
(Cost $6,770,485)		6,770,485	1.76%

Total Investments
(Cost $268,976,599) – 99.26%		380,987,242	99.26%
Other Assets in Excess of Liabilities – 0.74%		2,854,290	0.74%

TOTAL NET ASSETS – 100.00%		$383,841,532	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$4,642,225	$—	$4,642,225
Consumer Discretionary	—	33,205,463	—	33,205,463
Consumer Staples	—	35,280,457	—	35,280,457
Financials	—	108,786,958	—	108,786,958
Health Care	—	17,908,326	—	17,908,326
Industrials	—	92,822,824	—	92,822,824
Information Technology	—	53,446,297	—	53,446,297
Materials	—	28,124,207	—	28,124,207
Total Common Stocks	$—	$374,216,757	$—	$374,216,757
Short-Term Investments
Money Market Funds	$6,770,485	$—	$—	$6,770,485
Total Short-Term Investments	$6,770,485	$—	$—	$6,770,485
Total Investments	$6,770,485	$374,216,757	$—	$380,987,242

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $268,976,599)	$380,987,242
Dividends and interest receivable	2,931,541
Receivable for fund shares sold	453,718
Prepaid expenses and other assets	31,443
Total assets	384,403,944

LIABILITIES:
Payable for fund shares redeemed	194,532
Payable to advisor	257,062
Payable to administrator	62,956
Payable to auditor	11,284
Accrued distribution fees	9,479
Accrued service fees	4,576
Accrued trustees fees	4,654
Accrued expenses and other payables	17,869
Total liabilities	562,412
NET ASSETS	$383,841,532

NET ASSETS CONSISTS OF:
Capital stock	$266,554,121
Total distributable earnings	117,287,411
Total net assets	$383,841,532

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$52,465,910
Shares issued and outstanding	1,290,089
Net asset value, offering price, and redemption price per share	$40.67

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$331,375,622
Shares issued and outstanding	7,833,499
Net asset value, offering price, and redemption price per share	$42.30

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$3,207,600
Interest income	252,008
Total investment income	3,459,608

EXPENSES:
Investment advisory fees (See Note 5)	1,395,595
Sub-transfer agent expenses – Institutional Class (See Note 5)	111,389
Sub-transfer agent expenses – Investor Class (See Note 5)	55,335
Administration, accounting, custody, and transfer agent fees (See Note 5)	160,538
Distribution fees – Investor Class (See Note 5)	38,453
Federal and state registration fees	27,524
Service fees – Investor Class (See Note 5)	25,635
Reports to shareholders	15,464
Trustees’ fees and expenses	13,380
Audit fees	11,284
Compliance expense (See Note 5)	9,574
Legal fees	3,086
Interest expense (See Note 7)	2
Other expenses	26,680
Total expenses	1,893,939
NET INVESTMENT INCOME	$1,565,669

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$5,485,317
Net change in unrealized appreciation/depreciation on investments	61,999,524
Net gain on investments	67,484,841
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,050,510

(1)	Net of foreign taxes withheld of $356,399.

The accompanying notes are an integral part of these financial statements.

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10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$1,565,669	$2,318,825
Net realized gain on investments	5,485,317	42,400,692
Net change in unrealized
appreciation/depreciation on investments	61,999,524	6,442,668
Net increase in net assets resulting from operations	69,050,510	51,162,185

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(2,789,944)	—
Distributable earnings – Institutional Class	(14,520,668)	—
Total distributions	(17,310,612)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	9,882,585	20,718,473
Proceeds from shares subscribed – Institutional Class	81,899,506	125,835,127
Dividends reinvested – Investor Class	2,698,448	—
Dividends reinvested – Institutional Class	14,281,682	—
Cost of shares redeemed – Investor Class	(13,077,161)	(21,606,576)
Cost of shares redeemed – Institutional Class	(42,632,396)	(211,849,600)
Net increase (decrease) in net assets derived
from capital share transactions	53,052,664	(86,902,576)
TOTAL INCREASE (DECREASE) IN NET ASSETS	104,792,562	(35,740,391)

NET ASSETS:
Beginning of period	279,048,970	314,789,361
End of period	$383,841,532	$279,048,970

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	245,587	585,760
Shares sold – Institutional Class	2,070,859	3,442,909
Shares issued to holders as reinvestment
of dividends – Investor Class	76,012	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	387,353	—
Shares redeemed – Investor Class	(335,042)	(626,166)
Shares redeemed – Institutional Class	(1,051,605)	(6,060,158)
Net increase (decrease) in shares outstanding	1,393,164	(2,657,655)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$34.99

Income from investment operations:
Net investment income (loss)(1)	0.10
Net realized and unrealized gains (losses) on investments	7.76
Total from investment operations	7.86

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(2.18)
Total distributions	(2.18)
Net asset value, end of period	$40.67

TOTAL RETURN	23.37	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$52.47
Ratio of expenses to average net assets	1.42	%(3)
Ratio of net investment income (loss) to average net assets	0.52	%(3)
Portfolio turnover rate(4)	6	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$29.43	$47.78	$42.79	$37.17	$33.63

0.23	(0.11)	(0.23)	(0.14)	0.05
5.33	(17.83)	5.22	5.81	3.50
5.56	(17.94)	4.99	5.67	3.55

—	(0.41)	—	(0.02)	(0.01)
—	—	—	(0.03)	—
—	(0.41)	—	(0.05)	(0.01)
$34.99	$29.43	$47.78	$42.79	$37.17

18.89%	-37.86%	11.66%	15.27%	10.60%

$45.61	$39.55	$86.11	$142.30	$87.22
1.44%	1.44%	1.43%	1.43%	1.43%
0.65%	(0.30)%	(0.49)%	(0.37)%	0.14%
57%	21%	16%	23%	9%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$36.32

Income from investment operations:
Net investment income (loss)(1)	0.19
Net realized and unrealized gains (losses) on investments	8.05
Total from investment operations	8.24

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(2.26)
Total distributions	(2.26)
Net asset value, end of period	$42.30

TOTAL RETURN	23.62	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$331.38
Ratio of expenses to average net assets	1.03	%(4)
Ratio of net investment income (loss) to average net assets	0.96	%(4)
Portfolio turnover rate(5)	6	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021		2020	2019

$30.43	$49.54	$44.19		$38.37	$34.67

0.30	0.02	(0.03)		0.02	0.21
5.59	(18.39)	5.38		5.99	3.60
5.89	(18.37)	5.35		6.01	3.81

—	(0.74)	(0.00	)(2)	(0.16)	(0.11)
—	—	—		(0.03)	—
—	(0.74)	(0.00	)(2)	(0.19)	(0.11)
$36.32	$30.43	$49.54		$44.19	$38.37

19.36%	-37.63%	12.11%		15.72%	11.02%

$233.44	$275.24	$727.47		$608.11	$611.41
1.04%	1.05%	1.04%		1.04%	1.03%
0.84%	0.04%	(0.07)%		0.04%	0.59%
57%	21%	16%		23%	9%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund, but employs a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued

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NOTES TO THE FINANCIAL STATEMENTS

at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct

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bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $53,158,827 and $21,676,050 respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2024, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

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NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Gas Utility Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund had an outstanding average daily balance and a weighted average interest rate of $38 and 8.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2024, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the six months ended April 30, 2024, was $7,000. As of April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$226,792,994
Gross tax unrealized appreciation	$60,153,235
Gross tax unrealized depreciation	(11,916,315)
Net tax unrealized appreciation/(depreciation)	$48,236,920
Undistributed ordinary income	$—
Undistributed long-term capital gains	17,310,593
Total distributable earnings	$17,310,593
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$65,547,513

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2023, the capital losses utilized by the Fund were $22,702,721.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire

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NOTES TO THE FINANCIAL STATEMENTS

unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$—	$—
Long-term capital gains	17,310,612	—
Total distributions	$17,310,612	$—

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,233.70	$7.89
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.12

Institutional Class
Actual	$1,000.00	$1,236.20	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.17

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.42% for Investor Class shares or 1.03% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and SPARX Asset Management Co., Ltd. (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	Summaries of the advisory and sub-advisory agreements;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)	A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADV and the certifications submitted by the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor and its parent company; and

(12)	The Sub-Advisor’s Code of Ethics.

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All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

HENNESSY FUNDS	1-800-966-4354
29

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as a fund’s assets grow.

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30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	28
Proxy Voting Policy and Proxy Voting Records	30
Availability of Quarterly Portfolio Schedule	30
Federal Tax Distribution Information	30
Important Notice Regarding Delivery of Shareholder Documents	30
Go Paperless with eDelivery	31
Board Approval of Investment Advisory Agreements	32

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

The Japanese stock market posted a total return of 18.50% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the six-month period ended April 30, 2024. The Japanese stock market remained range bound during November and December 2023 but turned upward from January onward due to four main developments: (1) expectations of a postponement of the Bank of Japan’s (BoJ) interest rate hikes; (2) a weakening yen against the backdrop of rising U.S. long-term interest rates; (3) buying demand from Japanese individual investors under the new tax exemption scheme (NISA); and (4) a significant capital inflow from foreign investors in anticipation of the Tokyo Stock Exchange (TSE) encouraging companies with low price-to-book ratios to focus on building shareholder value. In March 2024, the Nikkei 225 reached a milestone of 40,000 yen for the first time in its history.

Since mid-2022, companies have frequently implemented price pass-throughs amid high raw material prices, a weak yen, and rising labor costs due to structural labor shortages resulting from difficult demographic trends. Prices for a wide range of products and services – including food, steel, and accommodation – have increased, driving inflation higher and contributing to corporate earnings growth. Meanwhile, rentals and business-to-business (B2B) logistics are among the industries that do not appear to have sufficiently passed prices through. Still, we expect the trend of improving profitability through price pass-throughs to spread to these industries as inflation normalizes.

In addition, the relatively inexpensive labor force, backed by the weak yen, is attracting investment in Japan. Foreign investment in Japan is increasing due to the country’s geopolitical neutrality, lower capital expenditure costs, and the availability of skilled engineers at affordable salaries. Japan aims to double its inward foreign direct investment balance by 2030, reaching 12% of GDP. TSMC, the world’s largest semiconductor contract manufacturer, constructed a plant in Kumamoto and is considering building two more in Japan. Rapidus, a consortium of Japanese companies and the government, is also building a semiconductor fabrication facility in Hokkaido. These investments are expected to stimulate the local economy, create jobs, and potentially lead to “good inflation” with higher real wages.

Immediate concerns include the Middle East and Ukraine conflicts, the geopolitical uncertainty smoldering ahead of various elections, and the impact of the slowdown in the Chinese economy. However, a gradual recovery in the global economy is expected due to factors such as expectations of monetary policy relaxation in the U.S. In the Japanese market, as previously mentioned, the BoJ has raised its policy interest rate as the first step in normalizing its monetary policy. That indicates a virtuous cycle of wage and price increases in the Japanese economy, creating an environment that is conducive to improved earnings.

WWW.HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

Thank you for your continued confidence and investment in the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Sincerely,

Masakazu Takeda	Takenari Okumura
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Fund;	Hennessy Japan Small Cap Fund;
Fund Manager	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

The opinions expressed are those of Masakazu Takeda and Takenari Okumura and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change. A non-diversified fund, which may concentrate its assets in fewer individual holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments within one country, one sector, or a small group of industries, such as Japan, may be subject to a higher degree of market risk.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The Nikkei 225 is a price-weighted average of 225 top-rated companies listed on the First Section of the Tokyo Stock Exchange. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

Price-to-book ratio is a valuation measure calculated by dividing a company’s market price per share by its book value per share.

Current and future holdings are subject to risk. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	13.04%	9.04%	3.35%	7.96%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(2)	13.26%	9.50%	3.75%	8.31%
Russell/Nomura Small Cap™ Index	11.78%	9.00%	2.64%	5.74%
Tokyo Stock Price Index (TOPIX)	18.50%	18.00%	6.27%	6.74%

Expense ratios: 1.52% (Investor Class); 1.12% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

____________________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index comprises the bottom 15% of the Russell/Nomura Total Market™ Index based on market capitalization. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Daihen Corp.	3.32%
Tokyo Ohka Kogyo Co. Ltd.	2.43%
Towa Corp.	2.31%
Takasago Thermal Engineering Co. Ltd.	2.24%
Musashino Bank Ltd.	2.16%
Amada Co. Ltd.	2.09%
Integrated Design & Engineering Holdings Co. Ltd.	2.09%
Tsukishima Holdings Co. Ltd.	2.06%
Asia Pile Holdings Corp.	2.04%
NEC Networks & System Integration Corp.	2.01%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS – 95.33%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 0.82%
Macromill, Inc.	200,000	$932,441	0.82%

Consumer Discretionary – 12.81%
Aeon Fantasy Co. Ltd.	90,400	1,270,024	1.12%
J. Front Retailing Co. Ltd.	206,800	1,800,989	1.58%
Koshidaka Holdings Co. Ltd.	185,900	1,017,003	0.89%
Musashi Seimitsu Industry Co. Ltd.	175,400	1,858,603	1.63%
Nojima Corp.	97,200	1,161,342	1.02%
Onward Holdings Co. Ltd.	446,200	1,717,547	1.51%
Saizeriya Co. Ltd.	59,800	2,019,294	1.77%
Topre Corp.	110,900	1,790,112	1.57%
Treasure Factory Co. Ltd.	188,000	1,954,870	1.72%
		14,589,784	12.81%

Consumer Staples – 5.88%
Ariake Japan Co. Ltd.	54,000	1,759,515	1.55%
Cosmos Pharmaceutical Corp.	21,800	2,011,159	1.77%
Nishimoto Co. Ltd.	49,000	1,809,785	1.59%
Warabeya Nichiyo Holdings Co. Ltd.	72,900	1,109,421	0.97%
		6,689,880	5.88%

Energy – 0.63%
Iwatani Corp.	12,700	721,138	0.63%

Financials – 3.93%
Musashino Bank Ltd.	125,600	2,459,415	2.16%
Nishi-Nippon Financial Holdings, Inc.	159,000	2,010,150	1.77%
		4,469,565	3.93%

Health Care – 4.90%
Nihon Kohden Corp.	81,300	2,210,421	1.94%
PeptiDream, Inc. (a)	134,900	1,718,928	1.51%
Ship Healthcare Holdings, Inc.	111,100	1,652,937	1.45%
		5,582,286	4.90%

Industrials – 39.54%
Amada Co. Ltd.	218,300	2,384,288	2.09%
Creek & River Co. Ltd.	96,300	1,010,950	0.89%
Daihen Corp.	62,200	3,780,975	3.32%
Furukawa Co. Ltd.	89,500	1,134,522	1.00%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Gakujo Co. Ltd.	112,500	$1,241,581	1.09%
Hanwa Co. Ltd.	34,500	1,327,436	1.17%
Integrated Design & Engineering Holdings Co. Ltd.	80,100	2,376,468	2.09%
Kanamoto Co. Ltd.	60,700	1,020,913	0.90%
Keihan Holdings Co. Ltd.	78,400	1,639,711	1.44%
Kyudenko Corp.	53,100	2,203,856	1.94%
Mitsubishi Logisnext Co. Ltd.	183,000	1,804,858	1.59%
Nabtesco Corp.	88,200	1,454,590	1.28%
Nichiha Corp.	71,700	1,671,835	1.47%
Nissei ASB Machine Co. Ltd.	54,700	1,798,124	1.58%
Nittoku Co. Ltd.	80,200	990,032	0.87%
Penta-Ocean Construction Co. Ltd.	331,900	1,665,640	1.46%
Raksul, Inc. (a)	147,200	833,657	0.73%
SBS Holdings, Inc.	96,200	1,658,255	1.46%
Tadano Ltd.	278,400	2,234,012	1.96%
Takasago Thermal Engineering Co. Ltd.	76,200	2,554,540	2.24%
Tanseisha Co. Ltd.	299,900	1,674,307	1.47%
Tocalo Co. Ltd.	137,900	1,589,035	1.39%
TRE Holdings Corp.	212,700	1,711,927	1.50%
Trusco Nakayama Corp.	77,200	1,277,067	1.12%
Tsubakimoto Chain Co.	47,300	1,628,445	1.43%
Tsukishima Holdings Co. Ltd.	251,200	2,344,769	2.06%
		45,011,793	39.54%

Information Technology – 14.05%
Canon Marketing Japan, Inc.	41,600	1,143,058	1.00%
Computer Engineering & Consulting Ltd.	55,100	634,188	0.56%
Future Corp.	161,900	1,633,306	1.44%
Macnica Holdings, Inc.	25,300	1,115,554	0.98%
Mimaki Engineering Co., Ltd.	285,200	2,223,334	1.95%
NEC Networks & System Integration Corp.	137,900	2,290,802	2.01%
Nippon Signal Company Ltd.	207,400	1,342,676	1.18%
SIIX Corp.	186,400	1,921,646	1.69%
Towa Corp.	45,700	2,631,890	2.31%
WingArc1st, Inc.	62,500	1,058,527	0.93%
		15,994,981	14.05%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 8.16%
Asia Pile Holdings Corp.	434,900	$2,323,608	2.04%
Daicel Corp.	97,300	903,732	0.80%
Maeda Kosen Co. Ltd.	92,700	2,028,730	1.78%
Tokyo Ohka Kogyo Co. Ltd.	104,400	2,768,510	2.43%
Toyobo Co. Ltd.	178,200	1,264,563	1.11%
		9,289,143	8.16%

Real Estate – 4.03%
Relo Group, Inc.	173,900	1,511,644	1.33%
Star Mica Holdings Co. Ltd.	214,200	866,746	0.76%
Tosei Corp.	141,900	2,215,332	1.94%
		4,593,722	4.03%

Utilities – 0.58%
EF-ON Inc.	244,900	662,702	0.58%

Total Common Stocks
(Cost $97,673,134)		108,537,435	95.33%

SHORT-TERM INVESTMENTS – 4.16%

Money Market Funds – 4.16%
First American Government Obligations Fund – Class X, 5.227% (b)	4,739,665	4,739,665	4.16%

Total Short-Term Investments
(Cost $4,739,665)		4,739,665	4.16%

Total Investments
(Cost $102,412,799) – 99.50%		113,277,100	99.50%
Other Assets in Excess of Liabilities – 0.51%		574,665	0.51%

TOTAL NET ASSETS – 100.00%		$113,851,765	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$932,441	$—	$932,441
Consumer Discretionary	—	14,589,784	—	14,589,784
Consumer Staples	2,011,159	4,678,721	—	6,689,880
Energy	—	721,138	—	721,138
Financials	—	4,469,565	—	4,469,565
Health Care	—	5,582,286	—	5,582,286
Industrials	—	45,011,793	—	45,011,793
Information Technology	—	15,994,981	—	15,994,981
Materials	—	9,289,143	—	9,289,143
Real Estate	—	4,593,722	—	4,593,722
Utilities	—	662,702	—	662,702
Total Common Stocks	$2,011,159	$106,526,276	$—	$108,537,435
Short-Term Investments
Money Market Funds	$4,739,665	$—	$—	$4,739,665
Total Short-Term Investments	$4,739,665	$—	$—	$4,739,665
Total Investments	$6,750,824	$106,526,276	$—	$113,277,100

The accompanying notes are an integral part of these financial statements.

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(This Page Intentionally Left Blank.)

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STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $102,412,799)	$113,277,100
Dividends and interest receivable	942,053
Receivable for fund shares sold	101,928
Dividend tax reclaim receivable	57,039
Prepaid expenses and other assets	19,031
Total assets	114,397,151

LIABILITIES:
Payable for fund shares redeemed	31,053
Payable for securities purchased	378,950
Payable to advisor	76,781
Payable to administrator	19,241
Payable to auditor	11,280
Accrued distribution fees	5,432
Accrued service fees	2,768
Accrued trustees fees	5,288
Accrued expenses and other payables	14,593
Total liabilities	545,386
NET ASSETS	$113,851,765

NET ASSETS CONSISTS OF:
Capital stock	$104,471,701
Total distributable earnings	9,380,064
Total net assets	$113,851,765

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$32,986,804
Shares issued and outstanding	1,996,451
Net asset value, offering price, and redemption price per share	$16.52

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$80,864,961
Shares issued and outstanding	4,963,688
Net asset value, offering price, and redemption price per share	$16.29

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,318,587
Interest income	168,416
Total investment income	1,487,003

EXPENSES:
Investment advisory fees (See Note 5)	444,849
Sub-transfer agent expenses – Investor Class (See Note 5)	39,363
Sub-transfer agent expenses – Institutional Class (See Note 5)	36,846
Administration, accounting, custody, and transfer agent fees (See Note 5)	55,628
Distribution fees – Investor Class (See Note 5)	25,083
Federal and state registration fees	20,878
Service fees – Investor Class (See Note 5)	16,722
Trustees’ fees and expenses	11,466
Audit fees	11,284
Compliance expense (See Note 5)	9,574
Reports to shareholders	7,828
Legal fees	1,386
Other expenses	11,634
Total expenses	692,541
NET INVESTMENT INCOME	$794,462

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(460,037)
Net change in unrealized appreciation/depreciation on investments	12,896,454
Net gain on investments	12,436,417
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,230,879

(1)	Net of foreign taxes withheld of $146,168.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$794,462	$1,329,033
Net realized gain (loss) on investments	(460,037)	207,238
Net change in unrealized
appreciation/depreciation on investments	12,896,454	9,306,806
Net increase in net assets resulting from operations	13,230,879	10,843,077

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(297,604)	(198,569)
Distributable earnings – Institutional Class	(914,493)	(658,423)
Total distributions	(1,212,097)	(856,992)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,825,352	5,265,277
Proceeds from shares subscribed – Institutional Class	12,805,839	44,132,157
Dividends reinvested – Investor Class	288,648	191,702
Dividends reinvested – Institutional Class	907,721	641,326
Cost of shares redeemed – Investor Class	(6,474,346)	(7,954,407)
Cost of shares redeemed – Institutional Class	(12,064,954)	(27,597,536)
Net increase (decrease) in net assets
derived from capital share transactions	(1,711,740)	14,678,519
TOTAL INCREASE IN NET ASSETS	10,307,042	24,664,604

NET ASSETS:
Beginning of period	103,544,723	78,880,119
End of period	$113,851,765	$103,544,723

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	171,611	350,407
Shares sold – Institutional Class	797,359	3,029,428
Shares issued to holders as reinvestment
of dividends – Investor Class	17,774	13,791
Shares issued to holders as reinvestment
of dividends – Institutional Class	56,733	46,881
Shares redeemed – Investor Class	(401,249)	(538,838)
Shares redeemed – Institutional Class	(765,212)	(1,876,510)
Net increase (decrease) in shares outstanding	(122,984)	1,025,159

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.74

Income from investment operations:
Net investment income(1)	0.09
Net realized and unrealized gains (losses) on investments	1.83
Total from investment operations	1.92

Less distributions:
Dividends from net investment income	(0.14)
Dividends from net realized gains	—
Total distributions	(0.14)
Net asset value, end of period	$16.52

TOTAL RETURN	13.04	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$32.99
Ratio of expenses to average net assets	1.52	%(4)
Ratio of net investment income to average net assets	1.08	%(4)
Portfolio turnover rate(5)	19	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022		2021	2020	2019

$13.10	$18.12		$15.73	$15.43	$14.99

0.14	0.12		0.03	0.01	0.03
1.58	(5.07)		2.40	0.50	0.88
1.72	(4.95)		2.43	0.51	0.91

(0.08)	(0.00	)(2)	(0.04)	(0.21)	—
—	(0.07)		—	—	(0.47)
(0.08)	(0.07)		(0.04)	(0.21)	(0.47)
$14.74	$13.10		$18.12	$15.73	$15.43

13.22%	-27.41%		15.46%	3.27%	6.30%

$32.56	$31.23		$46.15	$46.41	$66.30
1.51%	1.57%		1.53%	1.55%	1.52%
0.97%	0.83%		0.16%	0.09%	0.23%
32%	45%		24%	17%	21%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.56

Income from investment operations:
Net investment income(1)	0.13
Net realized and unrealized gains (losses) on investments	1.80
Total from investment operations	1.93

Less distributions:
Dividends from net investment income	(0.20)
Dividends from net realized gains	—
Total distributions	(0.20)
Net asset value, end of period	$16.29

TOTAL RETURN	13.26	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$80.86
Ratio of expenses to average net assets	1.13	%(3)
Ratio of net investment income to average net assets	1.58	%(3)
Portfolio turnover rate(4)	19	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$12.97	$17.94	$15.58	$15.28	$14.83

0.21	0.18	0.11	0.07	0.09
1.54	(4.99)	2.37	0.50	0.86
1.75	(4.81)	2.48	0.57	0.95

(0.16)	(0.09)	(0.12)	(0.27)	(0.04)
—	(0.07)	—	—	(0.46)
(0.16)	(0.16)	(0.12)	(0.27)	(0.50)
$14.56	$12.97	$17.94	$15.58	$15.28

13.60%	-27.05%	15.90%	3.69%	6.73%

$70.99	$47.65	$66.58	$34.58	$63.78
1.11%	1.17%	1.13%	1.13%	1.12%
1.44%	1.22%	0.63%	0.45%	0.61%
32%	45%	24%	17%	21%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other

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times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

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NOTES TO THE FINANCIAL STATEMENTS

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would

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be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $20,330,149 and $23,062,432, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and

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NOTES TO THE FINANCIAL STATEMENTS

furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2024, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule

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that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Gas Utility Fund, and the Hennessy Japan Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$105,018,160
Gross tax unrealized appreciation	$12,719,525
Gross tax unrealized depreciation	(15,360,514)
Net tax unrealized appreciation/(depreciation)	$(2,640,989)
Undistributed ordinary income	$1,194,105
Undistributed long-term capital gains	—
Total distributable earnings	$1,194,105
Other accumulated gain/(loss)	$(1,191,834)
Total accumulated gain/(loss)	$(2,638,718)

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NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2023, the Fund had $1,191,834 in unlimited short-term capital loss carryforwards. During fiscal year 2023, the capital losses utilized by the Fund were $243,739.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$1,212,097	$856,992
Long-term capital gains	—	—
Total distributions	$1,212,097	$856,992

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of

HENNESSY FUNDS	1-800-966-4354

businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS

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HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,130.40	$8.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.62

Institutional Class
Actual	$1,000.00	$1,132.60	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.67

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.52% for Investor Class shares or 1.13% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2023, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

Country	Gross Foreign Income	Foreign Tax Paid
Japan	$2,572,534	$257,562

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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PROXY VOTING — GO PAPERLESS WITH EDELIVERY

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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HENNESSY FUNDS	1-800-966-4354

Board Approval of Investment Advisory
Agreements

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and SPARX Asset Management Co., Ltd. (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	Summaries of the advisory and sub-advisory agreements;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)	A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADV and the certifications submitted by the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor and its parent company; and

(12)	The Sub-Advisor’s Code of Ethics.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O

HENNESSY FUNDS	1-800-966-4354

insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:
(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as a fund’s assets grow.

HENNESSY FUNDS	1-800-966-4354

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY LARGE CAP FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Go Paperless with eDelivery	26
Board Approval of Investment Advisory Agreement	27

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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2

LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	31.35%	24.89%	3.91%	6.39%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(2)	31.60%	25.32%	4.26%	6.73%
Russell 1000® Index Financials	26.89%	27.34%	12.30%	12.33%
Russell 1000® Index	21.17%	22.82%	12.87%	12.14%

Expense ratios: 1.80% (Investor Class); 1.47% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-cap U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index that measures the performance of the large-cap segment of the U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 93% of the total market capitalization of the Russell 3000® Index. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Bank of America Corp.	6.05%
Mastercard, Inc., Class A	5.90%
Visa, Inc., Class A	5.76%
JPMorgan Chase & Co.	5.57%
M&T Bank Corp.	5.51%
Wells Fargo & Co.	5.39%
Citigroup, Inc.	5.35%
PayPal Holdings, Inc.	5.31%
First Citizens BancShares, Inc., Class A	4.90%
The PNC Financial Services Group, Inc.	4.45%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.29%	Number		% of
	of Shares	Value	Net Assets
Financials – 98.29%
Bank of America Corp.	45,000	$1,665,450	6.05%
Berkshire Hathaway, Inc., Class B (a)	3,000	1,190,190	4.32%
Capital One Financial Corp.	6,500	932,295	3.39%
Citigroup, Inc.	24,000	1,471,920	5.35%
Citizens Financial Group, Inc.	29,000	989,190	3.59%
Coinbase Global, Inc., Class A (a)	5,500	1,121,615	4.08%
Comerica, Inc.	2,000	100,340	0.36%
Fifth Third Bancorp	21,000	765,660	2.78%
First Citizens BancShares, Inc., Class A	800	1,349,408	4.90%
JPMorgan Chase & Co.	8,000	1,533,920	5.57%
KeyCorp	79,000	1,144,710	4.16%
M&T Bank Corp.	10,500	1,516,095	5.51%
Mastercard, Inc., Class A	3,600	1,624,320	5.90%
Morgan Stanley	13,000	1,180,920	4.29%
PayPal Holdings, Inc. (a)	21,500	1,460,280	5.31%
Synchrony Financial	18,000	791,640	2.88%
The Charles Schwab Corp.	11,000	813,450	2.96%
The Goldman Sachs Group, Inc.	2,000	853,420	3.10%
The PNC Financial Services Group, Inc.	8,000	1,226,080	4.45%
Truist Financial Corp.	18,000	675,900	2.46%
U.S. Bancorp	14,000	568,820	2.07%
Visa, Inc., Class A	5,900	1,584,799	5.76%
Webster Financial Corp.	23,000	1,008,090	3.66%
Wells Fargo & Co.	25,000	1,483,000	5.39%
		27,051,512	98.29%
Total Common Stocks
(Cost $18,674,220)		27,051,512	98.29%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 2.16%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.16%
First American Government Obligations Fund – Class X, 5.227% (b)	595,168	$595,168	2.16%

Total Short-Term Investments
(Cost $595,168)		595,168	2.16%

Total Investments
(Cost $19,269,388) – 100.45%		27,646,680	100.45%
Liabilities in Excess of Other Assets – (0.45)%		(123,346)	(0.45)%

TOTAL NET ASSETS – 100.00%		$27,523,334	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$27,051,512	$—	$—	$27,051,512
Total Common Stocks	$27,051,512	$—	$—	$27,051,512
Short-Term Investments
Money Market Funds	$595,168	$—	$—	$595,168
Total Short-Term Investments	$595,168	$—	$—	$595,168
Total Investments	$27,646,680	$—	$—	$27,646,680

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $19,269,388)	$27,646,680
Dividends and interest receivable	32,280
Receivable for fund shares sold	10
Prepaid expenses and other assets	18,554
Total assets	27,697,524

LIABILITIES:
Payable for securities purchased	115,149
Payable to advisor	20,634
Payable to administrator	6,072
Payable to auditor	11,280
Accrued distribution fees	3,152
Accrued service fees	1,635
Accrued trustees fees	5,369
Accrued expenses and other payables	10,899
Total liabilities	174,190
NET ASSETS	$27,523,334

NET ASSETS CONSISTS OF:
Capital stock	$23,384,052
Total distributable earnings	4,139,282
Total net assets	$27,523,334

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$19,626,045
Shares issued and outstanding	818,326
Net asset value, offering price, and redemption price per share	$23.98

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$7,897,289
Shares issued and outstanding	326,065
Net asset value, offering price, and redemption price per share	$24.22

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income	$458,678
Interest income	7,592
Total investment income	466,270

EXPENSES:
Investment advisory fees (See Note 5)	129,533
Sub-transfer agent expenses – Investor Class (See Note 5)	18,101
Sub-transfer agent expenses – Institutional Class (See Note 5)	6,707
Administration, accounting, custody, and transfer agent fees (See Note 5)	18,881
Federal and state registration fees	15,422
Distribution fees – Investor Class (See Note 5)	14,600
Audit fees	11,284
Trustees’ fees and expenses	10,830
Service fees – Investor Class (See Note 5)	9,733
Compliance expense (See Note 5)	9,574
Reports to shareholders	4,970
Interest expense (See Note 7)	2,877
Legal fees	542
Other expenses	5,098
Total expenses	258,152
NET INVESTMENT INCOME	$208,118

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:	$412,622
Net change in unrealized appreciation/deprecation on investments:	7,489,575
Net gain on investments	7,902,197
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,110,315

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$208,118	$673,763
Net realized gain (loss) on investments	412,622	(3,665,381)
Net change in unrealized
appreciation/depreciation on investments	7,489,575	(4,861,309)
Net increase (decrease) in net assets
resulting from operations	8,110,315	(7,852,927)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(343,966)	(1,558,247)
Distributable earnings – Institutional Class	(181,936)	(1,514,267)
Total distributions	(525,902)	(3,072,514)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	584,729	760,547
Proceeds from shares subscribed – Institutional Class	201,690	1,148,806
Dividends reinvested – Investor Class	334,785	1,514,582
Dividends reinvested – Institutional Class	176,363	1,483,154
Cost of shares redeemed – Investor Class	(2,935,184)	(3,144,689)
Cost of shares redeemed – Institutional Class	(7,879,055)	(7,157,957)
Net decrease in net assets derived
from capital share transactions	(9,516,672)	(5,395,557)
TOTAL DECREASE IN NET ASSETS	(1,932,259)	(16,320,998)

NET ASSETS:
Beginning of period	29,455,593	45,776,591
End of period	$27,523,334	$29,455,593

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	24,963	38,167
Shares sold – Institutional Class	8,806	54,558
Shares issued to holders as reinvestment
of dividends – Investor Class	14,468	66,892
Shares issued to holders as reinvestment
of dividends – Institutional Class	7,556	64,811
Shares redeemed – Investor Class	(130,265)	(148,352)
Shares redeemed – Institutional Class	(360,570)	(331,352)
Net decrease in shares outstanding	(435,042)	(255,276)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.57

Income from investment operations:
Net investment income (loss)(1)	0.14
Net realized and unrealized gains (losses) on investments	5.67
Total from investment operations	5.81

Less distributions:
Dividends from net investment income	(0.40)
Dividends from net realized gains	—
Total distributions	(0.40)
Net asset value, end of period	$23.98

TOTAL RETURN	31.35	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$19.63
Ratio of expenses to average net assets	1.89	%(3)
Ratio of net investment income (loss) to average net assets	1.26	%(3)
Portfolio turnover rate(4)	27	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$24.80	$35.32	$22.33	$22.63	$21.43

0.35	0.15	(0.15)	(0.05)	(0.05)
(4.92)	(9.02)	13.14	(0.25)	1.84
(4.57)	(8.87)	12.99	(0.30)	1.79

(0.13)	—	—	—	—
(1.53)	(1.65)	—	—	(0.59)
(1.66)	(1.65)	—	—	(0.59)
$18.57	$24.80	$35.32	$22.33	$22.63

-19.62%	-26.22%	58.17%	-1.33%	8.75%

$16.88	$23.63	$36.42	$22.51	$23.63
1.79%	1.69%	1.68%	1.75%	1.82%
1.64%	0.55%	(0.47)%	(0.21)%	(0.23)%
114%	78%	62%	88%	83%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.76

Income from investment operations:
Net investment income (loss)(1)	0.21
Net realized and unrealized gains (losses) on investments	5.70
Total from investment operations	5.91

Less distributions:
Dividends from net investment income	(0.45)
Dividends from net realized gains	—
Total distributions	(0.45)
Net asset value, end of period	$24.22

TOTAL RETURN	31.60	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$7.90
Ratio of expenses to average net assets	1.59	%(3)
Ratio of net investment income (loss) to average net assets	1.83	%(3)
Portfolio turnover rate(4)	27	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$25.11	$35.63	$22.44	$22.68	$21.39

0.43	0.25	(0.03)	0.02	0.01
(4.99)	(9.10)	13.22	(0.26)	1.87
(4.56)	(8.85)	13.19	(0.24)	1.88

(0.24)	—	—	—	—
(1.55)	(1.67)	—	—	(0.59)
(1.79)	(1.67)	—	—	(0.59)
$18.76	$25.11	$35.63	$22.44	$22.68

-19.41%	-25.95%	58.78%	-1.06%	9.16%

$12.58	$22.15	$35.06	$21.15	$21.97
1.46%	1.33%	1.32%	1.45%	1.43%
1.99%	0.89%	(0.11)%	0.08%	0.05%
114%	78%	62%	88%	83%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

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In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected

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NOTES TO THE FINANCIAL STATEMENTS

by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of

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relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $7,774,047 and $15,644,908, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian

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bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund had an outstanding average daily balance and a weighted average interest rate of $66,951 and 8.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2024, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the six months ended April 30, 2024, was $2,244,000. As of April 30,2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$30,980,881
Gross tax unrealized appreciation	$4,621,781
Gross tax unrealized depreciation	(5,961,253)
Net tax unrealized appreciation/(depreciation)	$(1,339,472)
Undistributed ordinary income	$462,310
Undistributed long-term capital gains	—
Total distributable earnings	$462,310
Other accumulated gain/(loss)	$(2,567,969)
Total accumulated gain/(loss)	$(3,445,131)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had $2,567,969 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$525,902	$338,619
Long-term capital gains	—	2,733,895
Total distributions	$525,902	$3,072,514

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,313.50	$10.87
Hypothetical (5% return before expenses)	$1,000.00	$1,015.47	$ 9.47

Institutional Class
Actual	$1,000.00	$1,316.00	$ 9.16
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$ 7.97

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.89% for Investor Class shares or 1.59% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY SMALL CAP FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Go Paperless with eDelivery	26
Board Approval of Investment Advisory Agreement	27

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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2

LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	13.23%	13.34%	4.40%	6.08%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	13.45%	13.73%	4.75%	6.47%
Russell 2000® Index Financials	17.48%	16.73%	3.44%	6.68%
Russell 2000® Index	19.66%	13.32%	5.83%	7.22%

Expense ratios: 1.63% (Investor Class); 1.30% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index Financials is a subset of the Russell 2000® Index that measures the performance of securities classified in the Financials sector of the small-cap U.S. equity market. The Russell 2000® Index is a subset of the Russell 3000® Index that measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 7% of the total market capitalization of the Russell 3000® Index. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
OceanFirst Financial Corp.	4.95%
Banc of California, Inc.	4.91%
BankUnited, Inc.	4.90%
Associated Banc-Corp.	4.71%
WaFd, Inc.	4.54%
HomeTrust Bancshares, Inc.	4.51%
Brookline Bancorp, Inc.	4.24%
Eastern Bankshares, Inc.	4.21%
Banner Corp.	4.18%
Pacific Premier Bancorp, Inc.	4.12%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 94.65%	Number		% of
	of Shares	Value	Net Assets
Financials – 94.65%
Associated Banc-Corp.	140,000	$2,949,800	4.71%
Banc of California, Inc.	225,000	3,080,250	4.91%
BankUnited, Inc.	115,000	3,073,950	4.90%
Banner Corp.	60,000	2,617,800	4.18%
Brookline Bancorp, Inc.	320,000	2,656,000	4.24%
Columbia Banking System, Inc.	55,000	1,034,550	1.65%
ConnectOne Bancorp, Inc.	58,000	1,038,780	1.66%
Dime Community Bancshares, Inc.	50,000	910,000	1.45%
Eastern Bankshares, Inc.	210,000	2,637,600	4.21%
First BanCorp.	80,000	1,380,000	2.20%
Flushing Financial Corp.	110,000	1,212,200	1.93%
Hancock Whitney Corp.	50,000	2,269,500	3.62%
HomeStreet, Inc.	165,000	2,021,250	3.23%
HomeTrust Bancshares, Inc.	110,000	2,827,000	4.51%
Independent Bank Corp.	36,000	1,808,640	2.89%
Lakeland Bancorp, Inc.	175,000	2,133,250	3.40%
Midland States Bancorp, Inc.	87,500	1,916,250	3.06%
NB Bancorp, Inc. (a)	160,000	2,339,200	3.73%
Northeast Community Bancorp, Inc.	65,000	1,025,700	1.64%
OceanFirst Financial Corp.	210,000	3,099,600	4.95%
Old National Bancorp	115,000	1,902,100	3.03%
Orange County Bancorp, Inc.	30,809	1,331,257	2.12%
Pacific Premier Bancorp, Inc.	120,000	2,580,000	4.12%
Southern California Bancorp (a)	119,000	1,664,810	2.66%
Texas Capital Bancshares, Inc. (a)	25,000	1,435,000	2.29%
The Hingham Institution for Savings	5,500	928,950	1.48%
UMB Financial Corp.	8,000	637,280	1.02%
WaFd, Inc.	105,000	2,844,450	4.54%
Western New England Bancorp, Inc.	416,000	2,512,640	4.01%
Wintrust Financial Corp.	15,000	1,449,600	2.31%
		59,317,407	94.65%
Total Common Stocks
(Cost $54,334,063)		59,317,407	94.65%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 5.52%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 5.52%
First American Government Obligations Fund – Class X, 5.227% (b)	3,192,170	$3,192,170	5.09%
First American Treasury Obligations Fund – Class X, 5.213% (b)	267,623	267,623	0.43%
		3,459,793	5.52%
Total Short-Term Investments
(Cost $3,459,793)		3,459,793	5.52%

Total Investments
(Cost $57,793,856) – 100.17%		62,777,200	100.17%
Liabilities in Excess of Other Assets – (0.17)%		(109,196)	(0.17)%

TOTAL NET ASSETS – 100.00%		$62,668,004	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$59,317,407	$—	$—	$59,317,407
Total Common Stocks	$59,317,407	$—	$—	$59,317,407
Short-Term Investments
Money Market Funds	$3,459,793	$—	$—	$3,459,793
Total Short-Term Investments	$3,459,793	$—	$—	$3,459,793
Total Investments	$62,777,200	$—	$—	$62,777,200

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $57,793,856)	$62,777,200
Dividends and interest receivable	74,406
Receivable for fund shares sold	2,051
Receivable for securities sold	900,508
Prepaid expenses and other assets	21,447
Total assets	63,775,612

LIABILITIES:
Payable for securities purchased	918,623
Payable for fund shares redeemed	82,829
Payable to advisor	47,544
Payable to administrator	11,446
Payable to auditor	11,288
Accrued distribution fees	9,622
Accrued service fees	4,748
Accrued trustees fees	5,610
Accrued expenses and other payables	15,898
Total liabilities	1,107,608
NET ASSETS	$62,668,004

NET ASSETS CONSISTS OF:
Capital stock	$57,788,473
Total distributable earnings	4,879,531
Total net assets	$62,668,004

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$56,412,556
Shares issued and outstanding	2,558,023
Net asset value, offering price, and redemption price per share	$22.05

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$6,255,448
Shares issued and outstanding	498,379
Net asset value, offering price, and redemption price per share	$12.55

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,221,411
Interest income	82,362
Total investment income	1,303,773

EXPENSES:
Investment advisory fees (See Note 5)	313,496
Sub-transfer agent expenses – Investor Class (See Note 5)	60,094
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,042
Distribution fees – Investor Class (See Note 5)	46,816
Administration, accounting, custody, and transfer agent fees (See Note 5)	37,074
Service fees – Investor Class (See Note 5)	31,211
Federal and state registration fees	16,882
Audit fees	11,284
Trustees’ fees and expenses	11,274
Compliance expense (See Note 5)	9,574
Reports to shareholders	6,620
Legal fees	1,004
Other expenses	8,820
Total expenses	558,191
NET INVESTMENT INCOME	$745,582

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,235,040
Net change in unrealized appreciation/depreciation on investments	5,588,494
Net gain on investments	7,823,534
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,569,116

(1)	Net of foreign taxes withheld of $4,308.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment income	$745,582	$1,551,087
Net realized gain on investments	2,235,040	2,691,655
Net change in unrealized
appreciation/depreciation on investments	5,588,494	(28,455,053)
Net increase (decrease) in net assets
resulting from operations	8,569,116	(24,212,311)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,164,215)	(7,452,661)
Distributable earnings – Institutional Class	(528,957)	(1,876,496)
Total distributions	(3,693,172)	(9,329,157)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,903,768	2,129,827
Proceeds from shares subscribed – Institutional Class	234,886	2,747,009
Dividends reinvested – Investor Class	3,082,419	7,283,862
Dividends reinvested – Institutional Class	492,770	1,825,197
Cost of shares redeemed – Investor Class	(8,514,051)	(20,718,495)
Cost of shares redeemed – Institutional Class	(1,883,517)	(11,825,149)
Net decrease in net assets
derived from capital share transactions	(3,683,725)	(18,557,749)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,192,219	(52,099,217)

NET ASSETS:
Beginning of period	61,475,785	113,575,002
End of period	$62,668,004	$61,475,785

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	118,000	86,638
Shares sold – Institutional Class	16,840	172,929
Shares issued to holders as reinvestment
of dividends – Investor Class	124,439	274,193
Shares issued to holders as reinvestment
of dividends – Institutional Class	34,257	118,272
Shares redeemed – Investor Class	(358,818)	(855,557)
Shares redeemed – Institutional Class	(134,087)	(879,954)
Net decrease in shares outstanding	(199,369)	(1,083,479)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$20.42

Income from investment operations:
Net investment income(1)	0.25
Net realized and unrealized gains (losses) on investments	2.57
Total from investment operations	2.82

Less distributions:
Dividends from net investment income	(0.48)
Dividends from net realized gains	(0.71)
Total distributions	(1.19)
Net asset value, end of period	$22.05

TOTAL RETURN	13.23	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$56.41
Ratio of expenses to average net assets	1.64	%(3)
Ratio of net investment income to average net assets	2.10	%(3)
Portfolio turnover rate(4)	32	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$29.47	$31.52	$17.46	$21.60	$21.96

0.43	0.22	0.25	0.16	0.10
(7.13)	(1.96)	14.01	(3.55)	0.93
(6.70)	(1.74)	14.26	(3.39)	1.03

(0.19)	(0.22)	(0.20)	(0.09)	(0.07)
(2.16)	(0.09)	—	(0.66)	(1.32)
(2.35)	(0.31)	(0.20)	(0.75)	(1.39)
$20.42	$29.47	$31.52	$17.46	$21.60

-24.53%	-5.60%	82.20%	-16.37%	5.27%

$54.60	$93.40	$140.03	$54.96	$89.36
1.62%	1.59%	1.58%	1.65%	1.58%
1.83%	0.72%	0.90%	0.96%	0.47%
72%	27%	28%	75%	46%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$11.82

Income from investment operations:
Net investment income(1)	0.17
Net realized and unrealized gains (losses) on investments	1.53
Total from investment operations	1.70

Less distributions:
Dividends from net investment income	(0.56)
Dividends from net realized gains	(0.41)
Total distributions	(0.97)
Net asset value, end of period	$12.55

TOTAL RETURN	13.45	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$6.26
Ratio of expenses to average net assets	1.31	%(3)
Ratio of net investment income to average net assets	2.50	%(3)
Portfolio turnover rate(4)	32	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$17.24	$18.57	$10.37	$12.92	$13.28

0.30	0.20	0.21	0.13	0.10
(4.14)	(1.14)	8.26	(2.10)	0.54
(3.84)	(0.94)	8.47	(1.97)	0.64

(0.31)	(0.34)	(0.27)	(0.19)	(0.18)
(1.27)	(0.05)	—	(0.39)	(0.82)
(1.58)	(0.39)	(0.27)	(0.58)	(1.00)
$11.82	$17.24	$18.57	$10.37	$12.92

-24.32%	-5.21%	82.88%	-16.05%	5.57%

$6.87	$20.17	$32.08	$10.61	$20.74
1.29%	1.22%	1.20%	1.29%	1.23%
2.13%	1.13%	1.31%	1.27%	0.84%
72%	27%	28%	75%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

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In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected

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NOTES TO THE FINANCIAL STATEMENTS

by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of

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relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $21,130,283 and $23,776,869, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear

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interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$64,777,154
Gross tax unrealized appreciation	$7,591,484
Gross tax unrealized depreciation	(10,505,804)
Net tax unrealized appreciation/(depreciation)	$(2,914,320)
Undistributed ordinary income	$807,532
Undistributed long-term capital gains	2,110,375
Total distributable earnings	$2,917,907
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$3,587

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$1,582,796	$995,722
Long-term capital gains	2,110,376	8,333,435
Total distributions	$3,693,172	$9,329,157

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are

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NOTES TO THE FINANCIAL STATEMENTS

increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,132.30	$8.69
Hypothetical (5% return before expenses)	$1,000.00	$1,016.71	$8.22

Institutional Class
Actual	$1,000.00	$1,134.50	$6.95
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.57

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.64% for Investor Class shares or 1.31% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Go Paperless with eDelivery	28
Board Approval of Investment Advisory Agreement	29

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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LETTER TO SHAREHOLDERS

Like the overall market, our funds experienced strong results. All 17 of our funds posted positive returns during the six months ended April 30, 2024. Given that growth outperformed value and that many of our funds are value oriented, only seven Hennessy Funds outperformed their primary benchmarks. However, we continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that all but five of our funds have posted positive returns over one-, three-, five-, and ten-year periods ended April 30, 2024, with the remaining five funds posting positive returns over the one-, five-, and ten-year (but not three-year) periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	20.37%	28.64%	10.53%	11.25%
Hennessy Technology Fund –
Institutional Class (HTCIX)	20.54%	28.97%	10.82%	11.56%
Nasdaq Composite Index	22.31%	29.08%	15.07%	15.44%
S&P 500® Index	20.98%	22.66%	13.19%	12.41%

Expense ratios:	Gross 3.17%, Net 1.23%(2)(3) (Investor Class);
Gross 2.85%, Net 0.98%(2)(3) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2025.
(3)
Certain service provider expenses will be voluntarily waived through July 31, 2025, at which time the arrangement will automatically terminate. In addition, the arrangement will not apply at any time the Fund’s net assets exceed $125 million.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all common stocks listed on The Nasdaq Stock Market LLC. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Palo Alto Networks, Inc.	1.78%
Bentley Systems, Inc., Class B	1.73%
NXP Semiconductors NV	1.72%
Texas Instruments, Inc.	1.71%
Vishay Intertechnology, Inc.	1.70%
Arlo Technologies, Inc.	1.69%
Methode Electronics, Inc.	1.68%
CommVault Systems, Inc.	1.68%
Microchip Technology, Inc.	1.67%
Apple, Inc.	1.66%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 93.60%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.00%
Meta Platforms, Inc., Class A	238	$102,380	1.38%
Shutterstock, Inc.	2,831	120,912	1.62%
		223,292	3.00%

Information Technology – 90.60%
Adobe, Inc. (a)	247	114,319	1.53%
Apple, Inc.	725	123,489	1.66%
Applied Materials, Inc.	591	117,402	1.57%
Arlo Technologies, Inc. (a)	10,197	126,239	1.69%
Arrow Electronics, Inc. (a)	965	123,202	1.65%
ASE Technology Holding Co. Ltd. – ADR	11,062	111,062	1.49%
ASML Holding NV	126	109,931	1.47%
Atlassian Corp., Class A (a)	629	108,377	1.45%
Autodesk, Inc. (a)	496	105,574	1.42%
Avnet, Inc.	2,496	121,980	1.64%
Axcelis Technologies, Inc. (a)	1,151	119,152	1.60%
Bentley Systems, Inc., Class B	2,459	129,171	1.73%
Broadcom, Inc.	89	115,724	1.55%
Cadence Design Systems, Inc. (a)	392	108,047	1.45%
CDW Corp.	475	114,884	1.54%
Cellebrite DI Ltd. (a)	11,062	119,580	1.60%
Check Point Software Technologies Ltd. (a)	741	110,720	1.49%
Clear Secure, Inc., Class A	6,340	110,760	1.49%
CommVault Systems, Inc. (a)	1,223	125,321	1.68%
Crowdstrike Holdings, Inc., Class A (a)	385	112,628	1.51%
DXC Technology Co. (a)	5,845	113,919	1.53%
Enphase Energy, Inc. (a)	978	106,367	1.43%
ePlus, Inc. (a)	1,606	123,469	1.66%
Extreme Networks, Inc. (a)	10,630	119,056	1.60%
Flex Ltd. (a)	4,192	120,101	1.61%
Fortinet, Inc. (a)	1,712	108,164	1.45%
Gartner, Inc. (a)	263	108,511	1.46%
Hackett Group, Inc.	5,059	109,730	1.47%
Hewlett Packard Enterprise Co.	6,579	111,843	1.50%
Infosys Ltd. – ADR	6,911	115,483	1.55%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
International Business Machines Corp.	644	$107,033	1.44%
Jabil, Inc.	906	106,328	1.43%
KLA Corp.	177	122,004	1.64%
Lam Research Corp.	125	111,801	1.50%
Logitech International SA	1,385	108,570	1.46%
Methode Electronics, Inc.	10,303	125,594	1.68%
Microchip Technology, Inc.	1,354	124,541	1.67%
Microsoft Corp.	291	113,295	1.52%
Motorola Solutions, Inc.	361	122,433	1.64%
NetApp, Inc.	1,150	117,542	1.58%
NVIDIA Corp.	138	119,235	1.60%
NXP Semiconductors NV	502	128,607	1.72%
Oracle Corp.	974	110,792	1.49%
Palo Alto Networks, Inc. (a)	457	132,937	1.78%
Pure Storage, Inc., Class A (a)	2,295	115,668	1.55%
QUALCOMM, Inc.	707	117,256	1.57%
Qualys, Inc. (a)	741	121,457	1.63%
Sanmina Corp. (a)	2,017	122,371	1.64%
ServiceNow, Inc. (a)	160	110,933	1.49%
STMicroelectronics NV	2,873	113,656	1.52%
Super Micro Computer, Inc. (a)	120	103,056	1.38%
Telefonaktiebolaget LM Ericsson – ADR	23,103	115,977	1.55%
Teradata Corp. (a)	3,187	118,238	1.59%
Texas Instruments, Inc.	721	127,199	1.71%
United Microelectronics Corp. – ADR	15,070	116,039	1.56%
Vishay Intertechnology, Inc.	5,480	126,807	1.70%
Vontier Corp.	2,852	115,877	1.55%
Zscaler, Inc. (a)	665	115,005	1.54%
		6,754,456	90.60%
Total Common Stocks
(Cost $5,629,989)		6,977,748	93.60%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 6.37%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 6.37%
First American Government Obligations Fund – Class X, 5.227% (b)	379,958	$379,958	5.10%
First American Treasury Obligations Fund – Class X, 5.213% (b)	94,554	94,554	1.27%

Total Short-Term Investments
(Cost $474,512)		474,512	6.37%

Total Investments
(Cost $6,104,501) – 99.97%		7,452,260	99.97%
Other Assets in Excess of Liabilities – 0.03%		2,623	0.03%

TOTAL NET ASSETS – 100.00%		$7,454,883	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$223,292	$—	$—	$223,292
Information Technology	6,754,456	—	—	6,754,456
Total Common Stocks	$6,977,748	$—	$—	$6,977,748
Short-Term Investments
Money Market Funds	$474,512	$—	$—	$474,512
Total Short-Term Investments	$474,512	$—	$—	$474,512
Total Investments	$7,452,260	$—	$—	$7,452,260

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $6,104,501)	$7,452,260
Dividends and interest receivable	1,604
Receivable for securities sold	525
Prepaid expenses and other assets	19,410
Due from advisor	3,007
Total assets	7,476,806

LIABILITIES:
Payable to auditor	11,290
Accrued distribution fees	916
Accrued service fees	410
Accrued trustees fees	5,191
Accrued expenses and other payables	4,116
Total liabilities	21,923
NET ASSETS	$7,454,883

NET ASSETS CONSISTS OF:
Capital stock	$6,397,420
Total distributable earnings	1,057,463
Total net assets	$7,454,883

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$4,950,535
Shares issued and outstanding	242,792
Net asset value, offering price, and redemption price per share	$20.39

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$2,504,348
Shares issued and outstanding	119,223
Net asset value, offering price, and redemption price per share	$21.01

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$29,227
Interest income	4,802
Total investment income	34,029

EXPENSES:
Investment advisory fees (See Note 5)	27,350
Federal and state registration fees	14,500
Audit fees	11,284
Trustees’ fees and expenses	10,562
Compliance expense (See Note 5)	9,574
Administration, accounting, custody, and transfer agent fees (See Note 5)	9,528
Distribution fees – Investor Class (See Note 5)	3,746
Sub-transfer agent expenses – Investor Class (See Note 5)	2,637
Sub-transfer agent expenses – Institutional Class (See Note 5)	663
Reports to shareholders	3,270
Service fees – Investor Class (See Note 5)	2,497
Interest expense (See Note 7)	307
Legal fees	274
Other expenses	2,372
Total expenses before waivers and reimbursements	98,564
Service provider expense waiver (See Note 5)	(9,528)
Expense reimbursement from advisor – Investor Class	(31,658)
Expense reimbursement from advisor – Institutional Class	(14,608)
Net expenses	42,770
NET INVESTMENT LOSS	$(8,741)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$579,908
Net change in unrealized appreciation/depreciation on investments	741,604
Net gain on investments	1,321,512
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,312,771

(1)	Net of foreign taxes withheld and issuance fees of $1,535.

The accompanying notes are an integral part of these financial statements.

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10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
OPERATIONS:
Net investment loss	$(8,741)	$(737)
Net realized gain on investments	579,908	42,670
Net change in unrealized
appreciation/depreciation on investments	741,604	724,024
Net increase in net assets resulting from operations	1,312,771	765,957

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	—	(2,801)
Distributable earnings – Institutional Class	—	(6,430)
Total distributions	—	(9,231)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	234,720	371,996
Proceeds from shares subscribed – Institutional Class	551,357	522,804
Dividends reinvested – Investor Class	—	2,743
Dividends reinvested – Institutional Class	—	6,429
Cost of shares redeemed – Investor Class	(528,070)	(569,642)
Cost of shares redeemed – Institutional Class	(461,688)	(121,520)
Net increase (decrease) in net assets derived
from capital share transactions	(203,681)	212,810
TOTAL INCREASE IN NET ASSETS	1,109,090	969,536

NET ASSETS:
Beginning of period	6,345,793	5,376,257
End of period	$7,454,883	$6,345,793

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	12,063	21,312
Shares sold – Institutional Class	27,312	29,720
Shares issued to holders as reinvestment
of dividends – Investor Class	—	189
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	433
Shares redeemed – Investor Class	(26,249)	(33,810)
Shares redeemed – Institutional Class	(22,355)	(6,780)
Net increase (decrease) in shares outstanding	(9,229)	11,064

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$16.94

Income from investment operations:
Net investment income (loss)(1)	(0.03)
Net realized and unrealized gains (losses) on investments	3.48
Total from investment operations	3.45

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$20.39

TOTAL RETURN	20.37	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$4.95
Ratio of expenses to average net assets:
Before expense reimbursement	2.76	%(4)
After expense reimbursement	1.24	%(4)(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.84	)%(4)
After expense reimbursement	(0.32	)%(4)
Portfolio turnover rate(6)	40	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Certain service provider expenses were voluntarily waived during the fiscal period.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$14.81		$26.89		$20.50		$18.90		$18.04

(0.01)		0.00	(2)	(0.02)		0.02		(0.03)
2.15		(5.38)		8.82		2.10		3.15
2.14		(5.38)		8.80		2.12		3.12

(0.01)		—		(0.04)		—		—
—		(6.70)		(2.37)		(0.52)		(2.26)
(0.01)		(6.70)		(2.41)		(0.52)		(2.26)
$16.94		$14.81		$26.89		$20.50		$18.90

14.47%		-26.44%		45.11%		11.42%		20.47%

$4.35		$3.99		$6.06		$4.26		$3.89

3.17%		3.06%		2.79%		3.45%		3.84%
1.23	%(5)	1.23	%(5)	1.23	%(5)	1.23	%(5)	1.23%

(2.02)%		(1.81)%		(1.64)%		(2.12)%		(2.80)%
(0.08)%		0.02%		(0.08)%		0.10%		(0.19)%
101%		151%		200%		192%		185%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$17.43

Income from investment operations:
Net investment income (loss)(1)	(0.01)
Net realized and unrealized gains (losses) on investments	3.59
Total from investment operations	3.58

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$21.01

TOTAL RETURN	20.54	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$2.50
Ratio of expenses to average net assets:
Before expense reimbursement	2.46	%(3)
After expense reimbursement	0.99	%(3)(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.54	)%(3)
After expense reimbursement	(0.07	)%(3)
Portfolio turnover rate(5)	40	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Certain service provider expenses were voluntarily waived during the fiscal period.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$15.26		$27.65		$21.08		$19.40		$18.47

0.03		0.05		0.05		0.07		0.01
2.21		(5.55)		9.06		2.15		3.23
2.24		(5.50)		9.11		2.22		3.24

(0.07)		—		(0.11)		(0.01)		—
—		(6.89)		(2.43)		(0.53)		(2.31)
(0.07)		(6.89)		(2.54)		(0.54)		(2.31)
$17.43		$15.26		$27.65		$21.08		$19.40

14.77%		-26.28%		45.49%		11.67%		20.77%

$1.99		$1.39		$2.06		$1.47		$1.34

2.85%		2.73%		2.44%		3.08%		3.47%
0.98	%(4)	0.98	%(4)	0.98	%(4)	0.98	%(4)	0.98%

(1.70)%		(1.48)%		(1.29)%		(1.74)%		(2.43)%
0.17%		0.27%		0.17%		0.36%		0.06%
101%		151%		200%		192%		185%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

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In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected

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NOTES TO THE FINANCIAL STATEMENTS

by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of

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relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $2,880,464 and $3,381,492, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2025.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2024, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	2024	2025	2026	2027	Total
Investor Class	$38,479	$73,628	$72,197	$31,658	$215,962
Institutional Class	$11,944	$23,122	$25,964	$14,608	$75,638

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor did not recoup expenses from the Fund during the six months ended April 30, 2024.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2024, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for

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serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2024, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2024, the Fund had an outstanding average daily balance and a weighted average interest rate of $7,137 and 8.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2024, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the six months ended April 30, 2024, was $231,000. As of April 30, 2024, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$5,762,718
Gross tax unrealized appreciation	$961,825
Gross tax unrealized depreciation	(369,255)
Net tax unrealized appreciation/(depreciation)	$592,570
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(847,878)
Total accumulated gain/(loss)	$(255,308)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2023, the Fund had $106,038 in unlimited long-term and $741,103 in unlimited short-term capital loss carryforwards. During fiscal year 2023, the capital losses utilized by the Fund were $5,730.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund deferred, on a tax basis, a late-year ordinary loss of $737. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date) and fiscal year 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Ordinary income(1)	$—	$9,231
Long-term capital gains	—	—
Total distributions	$—	$9,231

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

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10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Investor Class
Actual	$1,000.00	$1,203.70	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.22

Institutional Class
Actual	$1,000.00	$1,205.40	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$4.97

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.24% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 7.34%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 5.48%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Go Paperless with eDelivery

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all direct shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please visit www.hennessyfunds.com/account.

If you hold your Fund shares through a financial intermediary, please contact your financial intermediary regarding electronic delivery options.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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28

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	A summary of the advisory agreement;

(4)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

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(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as a fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2024

HENNESSY STANCE ESG ETF

Ticker  STNC

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

• You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

• The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

• These additional risks may be even greater in bad or uncertain market conditions.

• The ETF will publish on its website each day a “Portfolio Reference Basket” designed to help trading in shares of the ETF. While the Portfolio Reference Basket includes all the names of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF portfolio secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

www.hennessyetfs.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	14
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Premium/Discount Information	25
Important Notice Regarding Delivery of Shareholder Documents	26
Board Approval of Investment Advisory Agreements	27

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. See Go Paperless with eDelivery for instructions about how to sign up for electronic delivery.

HENNESSY FUNDS	1-800-966-4354

May 2024

Dear Hennessy Funds Shareholder:

Market Highs, Uncertainties & Opportunities

As I write this semi-annual letter, the three major market indexes have hit all-time highs. We are enjoying robust returns in the U.S. across all sectors and several asset classes. We also understand that markets are driven by optimism. As markets hover at or near record highs, often uncertainty, risk, and volatility creep in. Have we gone too far, too fast? Is the market overvalued? What if the unexpected happens and sentiment turns in the other direction? There will always be uncertainties and unknowns, and that is why we remain steadfast in sticking to a consistent and focused investment style through every part of a market cycle, which we believe will perform well over the long term.

Given the unpredictable nature of the stock market, we encourage a sensible approach to investing. We can consider certain well-known adages and try to prove them, in exact terms, but we may find that there is no silver bullet in investing. “Sell in May and stay away.” “The trend is your friend.” “Expect increased volatility before a presidential election, followed by an up market through year end.” These tips for investing can be based on statistical correlations, some stronger and some weaker, but none are correct all the time. In investing, we want to avoid following pseudo-rules that are not always true; “60% of the time, it works every time” is not strong enough. All this to say, investing is full of risks, the market is full of uncertainties, and investors should be wary of investing silver bullets.

At Hennessy, we understand the uncertainty inherent in all investing, but we also understand that without uncertainty, there would not be opportunity. Our portfolio managers (PMs) have many years of experience (over 26 years average for all our PMs combined), and each of them apply their experience to investing for the long term to attempt to mitigate risk. Investors can mitigate risk in their own portfolios as well, by staying diversified, avoiding highly speculative investments, not chasing performance, not trying to time the market, and staying invested over longer periods. Most important of all, though, is having realistic expectations for your own level of risk tolerance.

While uncertainty and opportunities persist in any market, the past six-month period has been an overall positive period for many investors and for the stock market overall. For the six months ended April 30, 2024, all three broad-based indexes were positive with the Dow Jones Industrial Average up 15.58%, the S&P 500® Index up 20.98%, and the Nasdaq Composite Index up 22.31%. Robust performance was broad based. In fact, the dispersion of returns was relatively low across all market cap sizes and all GICS sectors, with the highest being Financials (+25.92% for the S&P 500® Financials Sector Index) and the lowest being Real Estate (+11.24% for the S&P 500® Real Estate Sector Index).

Several factors contributed to the strong, broad-based returns in the market. We believe the two most important of those factors were continued signs of a strong economy and solid corporate earnings. Although the market does not expect more than one or two rate decreases in 2024, fear of a recession due to the Federal Reserve’s rate hiking cycle seems to have abated slightly. Consumer demand and spending remain resilient, wages continue to increase, and unemployment numbers remain historically low. For most of the period, inflation expectations remained relatively low, although data in the later part of the period was somewhat higher than anticipated.

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LETTER TO SHAREHOLDERS

Like the overall market, the Hennessy Stance ESG ETF (ticker: STNC) experienced strong results. We continue to focus on providing attractive returns for our shareholders over a complete market cycle, and we are pleased that the Fund posted positive returns over the six-month, one year, and since inception periods ended April 30, 2024.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve will eventually begin to lower interest rates. Despite the recent up-tick, inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate is still near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into the second half of 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may affect the markets, we encourage investors to keep a long-term perspective and maintain a diversified portfolio.

We thank you for your continued interest in the Hennessy Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2024

			Since
	Six	One	Inception
	Months(1)	Year	(3/15/21)
Hennessy Stance ESG ETF –
(STNC) – NAV(2)	20.81%	8.29%	5.13%
Hennessy Stance ESG ETF –
(STNC) – Market Price(2)	20.85%	8.39%	5.15%
S&P 500® Index	20.98%	22.66%	9.59%

Expense ratio: Gross 0.95%, Net 0.85%(3)

(1)	Periods of less than one year are not annualized.
(2)
Fund performance is shown based on both a net asset value (“NAV”) and market price basis. The Fund’s per share NAV is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV return is based on the NAV of the Fund, and the market price return is based on the market price per share of the Fund. The price used to calculate market price return is determined using the official closing price of the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively.

(3)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2025.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Shares are bought and sold at market price (closing price), not NAV, and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyetfs.com. Performance for periods including or prior to December 22, 2022, is that of the Stance Equity ESG Large Cap Core ETF.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. This index is used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2024 (Unaudited)

HENNESSY STANCE ESG ETF
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Chipotle Mexican Grill, Inc.	3.96%
Tyson Foods, Inc., Class A	3.76%
McDonald’s Corp.	3.75%
Apple, Inc.	3.69%
Capital One Financial Corp.	3.65%
The Cigna Group	3.60%
Cencora, Inc.	3.58%
AT&T, Inc.	3.57%
Sysco Corp.	3.54%
The TJX Companies, Inc.	3.53%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 99.53%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.88%
AT&T, Inc.	236,795	$3,999,468	3.57%
The Walt Disney Co.	33,408	3,711,629	3.31%
		7,711,097	6.88%

Consumer Discretionary – 20.04%
Chipotle Mexican Grill, Inc. (a)	1,407	4,445,557	3.96%
Hilton Worldwide Holdings, Inc.	15,146	2,988,003	2.66%
McDonald’s Corp.	15,420	4,210,277	3.75%
NIKE, Inc., Class B	23,816	2,197,264	1.96%
Starbucks Corp.	39,818	3,523,495	3.14%
The Home Depot, Inc.	3,483	1,164,088	1.04%
The TJX Companies, Inc.	42,104	3,961,565	3.53%
		22,490,249	20.04%

Consumer Staples – 7.30%
Sysco Corp.	53,337	3,964,006	3.54%
Tyson Foods, Inc., Class A	69,603	4,221,422	3.76%
		8,185,428	7.30%

Financials – 17.81%
Capital One Financial Corp.	28,559	4,096,217	3.65%
Citigroup, Inc.	5,685	348,661	0.31%
Mastercard, Inc., Class A	8,574	3,868,589	3.45%
Nasdaq, Inc.	66,144	3,958,719	3.53%
The Bank of New York Mellon Corp.	5,988	338,262	0.30%
The Travelers Companies, Inc.	17,615	3,737,198	3.33%
W.R. Berkley Corp.	47,207	3,633,523	3.24%
		19,981,169	17.81%

Health Care – 17.04%
AbbVie, Inc.	24,160	3,929,382	3.50%
Cencora, Inc.	16,806	4,017,474	3.58%
Laboratory Corp. of America Holdings	16,154	3,252,931	2.90%
Regeneron Pharmaceuticals, Inc. (a)	4,362	3,885,059	3.46%
The Cigna Group	11,286	4,029,553	3.60%
		19,114,399	17.04%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 14.80%
A O Smith Corp.	46,809	$3,877,658	3.46%
Cintas Corp.	1,854	1,220,562	1.09%
CSX Corp.	113,607	3,774,025	3.36%
Emerson Electric Co.	35,421	3,817,675	3.40%
Paychex, Inc.	32,982	3,918,591	3.49%
		16,608,511	14.80%

Information Technology – 13.02%
Accenture PLC, Class A	9,203	2,769,275	2.47%
Advanced Micro Devices, Inc. (a)	2,034	322,145	0.29%
Apple, Inc.	24,301	4,139,190	3.69%
Cognizant Technology Solutions Corp., Class A	55,219	3,626,784	3.23%
Microsoft Corp.	9,627	3,748,080	3.34%
		14,605,474	13.02%

Materials – 2.64%
Newmont Corp.	30,902	1,255,857	1.12%
The Sherwin-Williams Co.	5,672	1,699,388	1.52%
		2,955,245	2.64%
Total Common Stocks
(Cost $114,270,021)		111,651,572	99.53%

SHORT-TERM INVESTMENTS – 0.44%

Money Market Funds – 0.44%
First American Government Obligations Fund – Class X, 5.227% (b)	491,228	491,228	0.44%

Total Short-Term Investments
(Cost $491,228)		491,228	0.44%

Total Investments
(Cost $114,761,249) – 99.97%		112,142,800	99.97%
Other Assets in Excess of Liabilities – 0.03%		27,542	0.03%

TOTAL NET ASSETS – 100.00%		$112,170,342	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of April 30, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$7,711,097	$—	$—	$7,711,097
Consumer Discretionary	22,490,249	—	—	22,490,249
Consumer Staples	8,185,428	—	—	8,185,428
Financials	19,981,169	—	—	19,981,169
Health Care	19,114,399	—	—	19,114,399
Industrials	16,608,511	—	—	16,608,511
Information Technology	14,605,474	—	—	14,605,474
Materials	2,955,245	—	—	2,955,245
Total Common Stocks	$111,651,572	$—	$—	$111,651,572
Short-Term Investments
Money Market Funds	$491,228	$—	$—	$491,228
Total Short-Term Investments	$491,228	$—	$—	$491,228
Total Investments	$112,142,800	$—	$—	$112,142,800

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (cost $114,761,249)	$112,142,800
Dividends and interest receivable	157,364
Receivable for securities sold	867,122
Total assets	113,167,286

LIABILITIES:
Payable for fund shares redeemed	868,158
Payable to advisor	81,379
Accrued expenses and other payables	47,407
Total liabilities	996,944
NET ASSETS	$112,170,342

NET ASSETS CONSIST OF:
Par Value	$3,876
Capital stock	94,418,136
Total distributable earnings	17,748,330
Total net assets	$112,170,342

NET ASSETS:
Shares authorized ($0.001 par value)	100,000,000
Net assets applicable to outstanding shares	$112,170,342
Shares issued and outstanding	3,876,142
Net asset value, offering price, and redemption price per share	$28.94

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$516,963
Total investment income	516,963

EXPENSES:
Investment advisory fees (See Note 5)	384,220
Total expenses before waivers	384,220
Expense reimbursement from advisor	(40,444)
Net expenses	343,776
NET INVESTMENT INCOME	$173,187

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(171,587)
Net realized gain from redemption in-kind	28,465,788
Net change in unrealized appreciation/depreciation on investments	(18,921,211)
Net gain on investments	9,372,990
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,546,177

(1)	Net of foreign taxes and issuance fees withheld of $825.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended	Two-Month
	April 30, 2024	Period Ended	Year Ended
	(Unaudited)	October 31, 2023(1)	August 31, 2023
OPERATIONS:
Net investment income (loss)	$173,187	$(404)	$118,013
Net realized gain (loss) on investments	28,294,201	(2,637,379)	2,948,962
Net change in unrealized
appreciation/depreciation on investments	(18,921,211)	(1,930,821)	454,119
Net increase (decrease) in net assets
resulting from operations	9,546,177	(4,568,604)	3,521,094

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(50,006)	—	(247,449)
Total distributions	(50,006)	—	(247,449)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued
in the Reorganization (See Note 10)	71,656,846	—	—
Proceeds from shares subscribed	143,715,569	596,298	4,008,931
Cost of shares redeemed	(153,093,397)	(938,382)	(4,506,305)
Net increase (decrease) in net assets
derived from capital share transactions	62,279,018	(342,084)	(497,374)
TOTAL INCREASE
(DECREASE) IN NET ASSETS	71,775,189	(4,910,688)	2,776,271

NET ASSETS:
Beginning of period	40,395,153	45,305,841	42,529,570
End of period	$112,170,342	$40,395,153	$45,305,841

CHANGES IN SHARES OUTSTANDING:
Shares issued in the Reorganization	2,506,142	—	—
Shares sold	4,960,000	25,000	155,000
Shares redeemed	(5,275,000)	(35,000)	(175,000)
Net increase (decrease)
in shares outstanding	2,191,142	(10,000)	(20,000)

(1)	The period ended October 31, 2023, consists of 2 months due to the Fund’s fiscal year end change from August 31 to October 31, effective October 8, 2023.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For a share outstanding throughout each period

	Six Months Ended
	April 30, 2024
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$23.97

Income from investment operations:
Net investment income (loss)(2)	0.06
Net realized and unrealized gains (losses) on investments	4.93
Total from investment operations	4.99

Less distributions:
Dividends from net investment income	(0.02)
Dividends from net realized gains	—
Total distributions	(0.02)
Net asset value, end of period	$28.94
Market value, end of period	$28.95

TOTAL RETURN ON NET ASSET VALUE(4)	20.81	%(6)
TOTAL RETURN ON MARKET PRICE(5)	20.85	%(6)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$112.17
Ratio of expenses to average net assets:
Before expense reimbursement	0.95	%(7)
After expense reimbursement	0.85	%(7)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.33	%(7)
After expense reimbursement	0.43	%(7)
Portfolio turnover rate(8)	145	%(6)(9)

(1)	Inception date of the Fund was March 15, 2021.
(2)	Calculated using the average shares outstanding method.
(3)	Amount is between $(0.005) and $0.005.
(4)
Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)
Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period, and redemption at market price on the last day of the period.

(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

Two-Month
Period Ended				Period Ended
October 31,		Year Ended August 31,		August 31,
2023		2023	2022	2021(1)

$26.73		$24.80	$27.82	$25.00

(0.00	)(3)	0.07	0.20	0.02
(2.76)		2.01	(3.10)	2.80
(2.76)		2.08	(2.90)	2.82

—		(0.15)	(0.10)	—
—		—	(0.02)	—
—		(0.15)	(0.12)	—
$23.97		$26.73	$24.80	$27.82
$23.98		$26.74	$24.83	$27.91

-10.31	%(6)	8.39%	-10.50%	11.23	%(6)
-10.34	%(6)	8.32%	-10.63%	11.56	%(6)

$40.40		$45.31	$42.53	$37.29

0.95	%(7)	0.95%	0.95%	0.95	%(7)
0.85	%(7)	0.85%	0.85%	0.85	%(7)

(0.11	)%(7)	0.17%	0.64%	0.09	%(7)
(0.01	)%(7)	0.27%	0.74%	0.19	%(7)
62	%(6)	274%	290%	180	%(6)

(8)	Excludes effect of in-kind transfers.
(9)
The cost of purchases and proceeds from sales of securities that were incurred to realign the CCM Small/Mid-Cap Impact Value Fund and CCM Core Impact Equity Fund portfolios subsequent to November 10, 2023 and February 23, 2024, the reorganization dates, respectively, are excluded from the portfolio turnover rate calculation. See Note 10 of the Notes to Financial Statements for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 173% for the period ended April 30, 2024.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2024 (Unaudited)

1).  ORGANIZATION

The Hennessy Stance ESG ETF (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an actively managed exchange-traded fund that operates pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”). The Fund is a successor to the Stance Equity ESG Large Cap Core ETF (the “Predecessor Fund”) pursuant to a reorganization that took place after the close of business on December 22, 2022. Prior to December 22, 2022, the Fund had no investment operations. The Fund is the accounting and performance information successor of the Predecessor Fund. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund and offers one class of shares. Effective October 8, 2023, the Fund changed its fiscal year end for financial reporting purposes from August 31 to October 31.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax

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NOTES TO THE FINANCIAL STATEMENTS

jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of the Fund. As discussed further in Note 5, most expenses of the Fund are paid by Hennessy Advisors, Inc. (the “Advisor”) under a unitary fee arrangement.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The NAV per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the

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rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange- traded funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the

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NOTES TO THE FINANCIAL STATEMENTS

possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by the Advisor, the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2024, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2024, were $120,963,532 and $118,648,307, respectively. Purchases of $23,627,016 and sales of $23,253,088 were made to realign the Fund’s portfolio subsequent to the reorganization detailed in Note 10. During the two-month period ended October 31, 2023, purchases and sales of investment securities (excluding government and short-term investments) for the Fund were $26,345,300 and $26,601,479, respectively. For the fiscal year ended August 31, 2023, the purchases and sales of investment securities (excluding government and short-term investments) for the Fund were $120,620,332 and $120,596,628, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2024, the two-month period ended October 31, 2023, or the fiscal year ended August 31, 2023.

Purchases and sales of in-kind transactions for the Fund during the six months ended April 30, 2024, were $140,370,426 and $150,947,076, respectively. During the two-month period ended October 31, 2023, purchases and sales of in-kind transactions for the Fund were $593,476 and $904,720, respectively. For the fiscal year ended August 31, 2023, purchases and sales of in-kind transactions for the Fund were $3,928,126 and $4,415,168, respectively.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a unitary management fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.95%. From the unitary management fee, the Advisor pays most of the expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, and other services. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2024, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor has delegated the day-to-day management of the portfolio composition of the Fund to a sub-advisor, Stance Capital, LLC (“Stance Capital”), and has delegated the responsibility for selecting broker-dealers to execute purchase and sale transactions for the Fund to Vident Advisory, LLC (“Vident”), as instructed by Stance Capital and subject to the supervision of the Advisor and the Board. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2024, the Advisor (not the Fund) paid a sub-advisory fee to Stance Capital at the average rate of 0.40% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement with Stance Capital, the Advisor pays sub-advisory fees to Stance Capital at an annual rate of 0.40% of the average daily net assets up to $125 million, 0.37% of average daily net assets for assets over $125 million and up to $250 million, and 0.35% for average daily net assets over $250 million. During the six months ended April 30, 2024, the Advisor (not the Fund) paid a sub-advisory fee to Vident at the average rate of 0.05% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement with Vident, the Advisor pays sub-advisory fees to Vident of at an annual rate of 0.05% of the Fund’s average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million, subject to a minimum sub-advisory fee to of $18,750 on an annual basis.

The Advisor has contractually agreed to waive a portion of its unitary management fee to the extent necessary to limit the Fund’s annual operating expenses (excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) to 0.85% of the Fund’s net assets through February 28, 2025.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2024, expenses subject to potential recovery and the periods in which they expire were as follows:

August 31,	October 31,	Fiscal Year
2026	2026	2027	Total
$30,660	$7,067	$40,444	$78,171

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. Under the terms of the Investment Advisory Agreement, the Advisor pays the Fund’s administrative, accounting, custody, and transfer agency fees.

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Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. Under the terms of the Investment Advisory Agreement, the Advisor pays the Fund’s Chief Compliance Officer fees.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  FEDERAL TAX INFORMATION

As of October 31, 2023, the Fund’s most recent fiscal period end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$42,691,300
Gross tax unrealized appreciation	$542,957
Gross tax unrealized depreciation	(2,835,290)
Net tax unrealized appreciation/(depreciation)	$(2,292,333)
Undistributed ordinary income	$50,006
Undistributed long-term capital gains	—
Total distributable earnings	$50,006
Other accumulated gain/(loss)	$(4,188,055)
Total accumulated gain/(loss)	$(6,430,382)

As of October 31, 2023, the Fund had $4,188,055 in unlimited short-term capital loss carryforwards.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2024 (year to date), the two-month period ended October 31, 2023, and the fiscal year ended August 31, 2023, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Two-Month Period Ended	Year Ended
	April 30, 2024	October 31, 2023	August 31, 2023
Ordinary income(1)	$50,006	$—	$247,449
Long-term capital gains	—	—	—
Total distributions	$50,006	$—	$247,449

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

8).  SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 5,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants and do not have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. Shares of the Fund have equal rights and privileges.

From time to time, settlement of securities related to in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if

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these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  AGREEMENT AND PLAN OF REORGANIZATION

On December 6, 2022, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and The RBB Fund, Inc., a Maryland corporation, on behalf of the Predecessor Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Predecessor Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Fund by the Fund. The Fund was created to carry out the reorganization and has a substantially similar investment objective and substantially similar principal investment strategies as the Predecessor Fund. The following table illustrates the specifics of the reorganization of the Predecessor Fund into the Fund as of December 22, 2022:

	Shares Issued to
Predecessor	Shareholders of	Fund	Combined	Tax Status
Fund Net Assets	Predecessor Fund	Net Assets	Net Assets	of Transfer
$42,147,609(1)	1,670,000	$0	$42,147,609	Non-taxable

(1)	Includes accumulated net investment income, accumulated realized gains, and unrealized appreciation in the amounts of $14,189, $5,465,299, and $2,059,710, respectively.

On October 24, 2023, and January 31, 2024, shareholders of each of the CCM Small/Mid-Cap Impact Value Fund and the CCM Core Impact Equity Fund, respectively, approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Quaker Investment Trust, a Massachusetts business trust, on behalf of the CCM Small/Mid-Cap Impact Value Fund and the CCM Core Impact Equity Fund, respectively. The Agreements and Plans of Reorganization provided for the transfer of all of the assets of the CCM Small/Mid-Cap Impact Value Fund and the CCM Core Impact Equity Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the CCM Small/Mid-Cap Impact Value Fund and the CCM Core Impact Equity Fund by the Fund. The CCM Small/Mid-Cap Impact Value Fund, the CCM Core Impact Equity Fund, and the Fund have substantially similar investment objectives. The following tables illustrate the specifics of the reorganization of the CCM Small/Mid-Cap Impact Value Fund and the CCM Core Impact Equity Fund into the Fund:

	Shares Issued		Shares
CCM Small/	to Shareholders		Issued to
Mid-Cap	of CCM Small/	CCM Core	Shareholders
Impact	Mid-Cap	Impact	of CCM Core
Value Fund	Impact	Equity Fund	Impact	Fund	Combined	Tax Status
Net Assets	Value Fund	Net Assets	Equity Fund	Net Assets	Net Assets	of Transfer
$12,436,393(1)	490,155	$59,220,453(2)	2,015,987	$113,981,010	$173,221,575	Non-taxable

(1)	Includes accumulated net investment loss, accumulated realized losses, and unrealized appreciation in the amounts of $(129,972), $(3,067,772), and $1,219,276, respectively.
(2)	Includes accumulated net investment loss, accumulated realized losses, and unrealized appreciation in the amounts of $(454,376), $(242,945), and $17,358,330, respectively.

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NOTES TO THE FINANCIAL STATEMENTS

For financial reporting purposes, the Fund is deemed to be the accounting survivor and as a result, the Statement of Operations and Financial Highlights reflect the operations of the Fund only. The assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the CCM Small/Mid-Cap Impact Value Fund and CCM Core Impact Equity Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganizations had been completed on November 1, 2023, the beginning of the reporting period, the unaudited pro forma results of operations as of April 30, 2024, would have been as follows:

(Unaudited)
Net investment loss	$(411,161)
Net realized gain on investments	34,986,877
Net change in unrealized
appreciation/depreciation on investments	(343,605)
Net increase in net assets resulting from operations	$34,232,111

Because the Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the CCM Small/Mid-Cap Impact Value Fund and CCM Core Impact Equity Fund that have been included in the Fund’s Statement of Operations since November 10, 2023 and February 23, 2024, the dates the reorganizations were completed, respectively.

11).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2024, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. You may pay brokerage commissions on your purchases and sales of Fund shares, which are not reflected in the example.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2023	April 30, 2024	During Period(1)
Actual	$1,000.00	$1,208.10	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the half-year period).

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EXPENSE EXAMPLE — PREMIUM/DISCOUNT INFORMATION

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Fund’s website at www.hennessyetfs.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Fund’s website at www.hennessyetfs.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For tax year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for tax year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Frequency Distributions of Premiums
and Discounts

Information regarding how often the shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund is available, without charge, on the Fund’s website at www.hennessyetfs.com.

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Important Notice Regarding Delivery
of Shareholder Documents

All of our shareholders other than banks, broker-dealers and other financial intermediaries acting as authorized participants of the Fund are beneficial owners, as shown on the records of The Depository Trust Company (“DTC”) or its participants. The DTC participants are the banks, broker-dealers and other financial intermediaries acting as authorized participants of the Fund, and these financial intermediaries are responsible to pass along communications to you, including notices, account statements, prospectuses, tax forms, and shareholder reports.

The SEC has adopted new regulations that will impact the design and delivery of future Semi-Annual and Annual Reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the reports. We encourage all shareholders to sign up to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically to help reduce expenses and the volume of paper U.S. mail received. To sign up for eDelivery or to change your delivery preference, please contact your financial intermediary.

Householding is a method of delivery, based on the preference of the individual beneficial owner, in which a single copy of certain shareholder documents can be delivered to beneficial owners who share the same address, even if their accounts are registered under different names. Householding for the Fund may be available through the banks, broker-dealers and other financial intermediaries acting as authorized participants of the Fund. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your financial intermediary. If you currently are enrolled in householding and wish to change your householding status, please contact your financial intermediary.

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IMPORTANT NOTICE/BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 6, 2024, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for portfolio management services for the Fund between the Advisor and Stance Capital, LLC (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed interested persons (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)	A memorandum from outside legal counsel regarding the Board’s oversight responsibilities with respect to the Fund as an exchange-traded fund;

(3)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q, which included information about the Advisor’s profitability;

(6)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(7)	A description of the range of services provided by the Advisor and the sub-advisors to the Fund and the distinction between the Advisor-provided services and the sub-advisor-provided services;

(8)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(9)	A memorandum from the Advisor regarding economies of scale;

(10)	A completed questionnaire from the Sub-Advisor;

(11)	A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADV and the certifications submitted by the Sub-Advisor each quarter;

(12)	Financial information of the Sub-Advisor; and

(13)	The Sub-Advisor’s Code of Ethics.

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The Trustees reviewed and discussed all of the information provided by the Advisor and the Sub-Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Fund and the performance of the Advisor and the Sub-Advisor, and that said information provided them with a fulsome understanding of the advisory and sub-advisory agreements and the services provided by the Advisor and the Sub-Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of ongoing review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny at some meetings than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of the Fund.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers, conducts on-site visits to the Sub-Advisor and the Fund’s other service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in no-transaction fee (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

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(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions; and

(ii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the unitary fee for the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

the funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the unitary fee of the Fund falls within a reasonable range of fees of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as a fund’s assets grow.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). They concluded that any such benefits were expected to be minimal.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub Advisor, the performance of the Fund, expense information, the adequacy and efficacy of the Advisor’s and the Sub Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)

NOTICE:

Important Shareholder Report(s) Available Online and in Print by Request

Shareholder reports contain important information about your investments, including portfolio holdings and financial statements. We encourage you to review the shareholder report(s) and other information by visiting: www.hennessyfunds.com/funds/fund-documents

The Securities and Exchange Commission has adopted new regulations that will impact the design and delivery of future shareholder reports. Beginning with the 2024 Annual Reports, paper copies will be mailed to you unless you have opted for electronic delivery of the report. You may change your delivery preferences at any time by calling:

U.S. Bank Global Fund Services
1-800-261-6950 or 1-414-765-4124

Please contact U.S. Bank Global Fund Services if you would like to:

✓	Request a paper copy of a specific shareholder report, free of charge.

✓	Elect to receive shareholder reports and other communications (including quarterly statements, annual tax statements, and prospectuses) electronically delivered to your email.

Note: You may also elect eDelivery by accessing your account online at www.hennessyfunds.com/account

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Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to this report.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this report.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this report.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable to this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized, and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to this report.

Item 19. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act. Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/Neil J. Hennessy
Neil J. Hennessy
President

Date:   July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Neil J. Hennessy Neil J. Hennessy, President and Principal Executive Officer

Date: July 8, 2024

By: /s/Teresa M. Nilsen Teresa M. Nilsen, Treasurer and Principal Financial Officer

Date: July 8, 2024